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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08716

Evergreen Variable Annuity Trust
_____________________________________________________________
(Exact name of registrant as specified in charter)

200 Berkeley Street
Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.
200 Berkeley Street
Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for 11 of its series, Evergreen VA Core Bond Fund, Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Growth and Income Fund, Evergreen VA Growth Fund, Evergreen VA High Income Fund, Evergreen VA International Equity Fund, Evergreen VA Omega Fund, Evergreen VA Special Equity Fund, Evergreen VA Special Values Fund and Evergreen VA Strategic Income Fund, for the year ended December 31, 2003. These 11 series have a 12/31 fiscal year end.

Date of reporting period: 12/31/2003

Item 1 - Reports to Stockholders.

Evergreen VA Core Bond Fund

Evergreen VA Core Bond Fund: Annual Report as of December 31, 2003

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
8	SCHEDULE OF INVESTMENTS
12	STATEMENT OF ASSETS AND LIABILITIES
13	STATEMENT OF OPERATIONS
14	STATEMENTS OF CHANGES IN NET ASSETS
15	NOTES TO FINANCIAL STATEMENTS
19	INDEPENDENT AUDITORS' REPORT
20	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2004.

LETTER TO SHAREHOLDERS

February 2004

Dennis H. Ferro President and Chief Executive Officer

We are pleased to provide the annual report for the Evergreen VA Core Bond Fund, which covers the 12-month period ended December 31, 2003.

After a rocky start, 2003 proved to be a refreshing experience for diversified investors. Fears over geopolitical uncertainties and the war in Iraq weighed on the markets early on, yet solid economic growth, rising corporate profits, and passage of the new tax law combined to significantly improve investor confidence as the year progressed. The absence of inflation and an extremely accommodative monetary policy stance from the Federal Reserve helped offset worries about employment growth, which managed to strengthen in the last few months of the year. In addition to the improving domestic environment, many global economies strengthened, providing a lift to their financial markets, too.

Investors entered the year hoping for an improvement in the performance of the financial markets. After three down years in equities and unusually strong performance in the Treasury markets, investors initially embraced the improving economic fundamentals. Growth in GDP and profits were becoming a trend again, causing Wall Street to begin the year on a high note. Unfortunately, the quick gains in equities were soon eliminated, as the uncertain geopolitical environment trounced investor confidence in both the economy and the financial markets. In addition to the quick reversal in equities, bonds gained as the first quarter progressed. Fears of war helped lead to a surge in the prices for oil and gold, while the dollar continued to lose ground against other major currencies.

Surprisingly, after the failure of diplomatic resolutions at the U.N. and the start of the war, the financial markets experienced a dramatic turnaround. Equities surged and the dollar rose in value. Treasuries pulled back, as did the prices for gold and oil. Apparently, the uncertainty of war was worse for investors than actual war itself. The positive momentum, brought on by clarity in Iraq, was sustained throughout the spring as improving economic data accompanied the rise in corporate profits.

1

LETTER TO SHAREHOLDERS continued

This dramatic shift in sentiment was enhanced by prospects for the new tax law, which was ultimately passed in late-May. The main provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 included a combination of short-term stimulus and incentives for capital spending. From an investment perspective, we believe the law will strengthen the foundation for long-term investment, as the potential exists for dividend yield to become a larger portion of total return possibilities. Indeed, more than 225 companies in the S&P 500 Index increased their dividends during 2003.

The financial markets were thrown a curveball right around the All-Star break, though, and the pitcher was none other than Alan Greenspan. After expressing his concerns about the "possibility of an unwelcome, substantial fall in inflation," the yield on the 10-year Treasury plunged to 3.1% in early June. Evidently, investors were convinced that deflation worries would cause the Fed to dramatically reduce their target for the federal funds rate. Yet when monetary policymakers reduced rates by a less than expected 25 basis points at the end of June, many bond investors became concerned. These concerns were heightened in mid-July when Chairman Greenspan testified to congressional banking committees that economic growth would likely exceed 4% in the coming year. Investors then quickly reasoned that rates weren't going to zero. The result was a 150 basis point climb in the yield on the 10-year Treasury, to 4.6%, in just a matter of weeks.

In response to this unfortunate experience, monetary policymakers have tried to take steps in order to keep the financial markets appraised of its intentions. The Fed has taken dramatic steps to improve the delivery of its message, with monetary policymakers frequently referring to terms such as "accommodative" and "considerable period" in a variety of speeches these past few months. In addition, the minutes of the October monetary policy meeting were released in early December, and the message from those notes stated that it could take until 2005 before all the slack in industrial capacity and the labor markets was properly absorbed. This helped drive rates lower, and stock prices higher, in the last few weeks of the year.

Stock investors were not the only beneficiaries of 2003, however. Despite the whirlwind tour last July, investors in the 10-year Treasury managed to eke out a positive return for the fourth consecutive year. The big winner in the fixed income markets, though, was the high yield sector, which saw total returns soar

2

LETTER TO SHAREHOLDERS continued

as the powerful combination of price appreciation and attractive yields rewarded risk-appropriate investors. The investment grade corporate bond market also generated solid returns for diversified portfolios, as investors increased their confidence in the balance sheets of corporate America.

The strength in domestic markets spread to international stock markets as well. Improving economies in Europe and an emerging recovery in Japan encouraged investment in these regions, as the strength in China's output generated profits for many companies throughout Asia. South American markets also performed very well, rising from a very difficult period for many of those economies. The weaker U.S. dollar and low interest rates enabled investors in international bonds to benefit from a combination of higher rates and currency translation.

We believe the environment remains favorable for investors with diversified portfolios. The U.S. economic recovery has continued to gather momentum, as business investment has picked up and consumers maintained spending at reasonable levels. We expect monetary policymakers to remain on the sidelines through the first half of the year, as inflation remains low and employment growth accelerates. We also believe corporate profit growth looks solid through the next twelve months as domestic and international demand improves. In our opinion, the bond market may likely be led by the investment grade corporate sector, as investors pursue companies with strong balance sheets and solid growth prospects. International markets may also respond favorably to the combination of attractive valuations and the improvement in global demand. As always, we recommend that investors attempt to participate in the financial markets from a fully diversified, long-term emphasis in their investment portfolios.

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of December 31, 2003

MANAGEMENT TEAM

Tattersall Advisory Group, Inc.

PERFORMANCE AND RETURNS1

Portfolio inception date: 7/31/2002

	Class 1	Class 2
Class inception date	7/31/2002	7/31/2002

Average annual return

1 year	3.86%	3.61%

Since portfolio inception	5.93%	5.68%

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Core Bond Fund Class 1 shares,1 versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee.

Returns reflect expense limits previously in effect, without which returns would have been lower.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

U.S. government guarantees apply only to the underlying securities of the fund's portfolio and not to the fund's shares.

All data is as of December 31, 2003, and subject to change.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class 1 shares returned 3.86% for the twelve-month period ended December 31, 2003. During the same period, the fund's benchmark Lehman Brothers Aggregate Bond Index (LBABI) returned 4.10%.

The domestic economy underwent a dramatic transformation during the calendar year. Economic activity in the first six months of the year was sluggish. Uncertainties created by the war with Iraq dampened economic growth, and GDP grew at a slow pace. In the first quarter, geopolitical uncertainties deterred the consumer's willingness to spend, and consumer confidence and sentiment levels reached new lows. In the second six months of the year, economic growth began to surge higher. Hostilities had come to an end in Iraq, and the geopolitical uncertainties lifted. Monetary policy remained aggressively accommodative, and the Federal Reserve indicated that they had no intention of raising rates anytime soon. Fiscal stimulus in the form of lower withholding rates and tax rebates kicked in. Additionally, low energy prices, rising personal income, and historically high mortgage refinancing, due to the low level of mortgage rates, put more money in consumer's pockets. Consumers began to increase spending on automobiles, housing and other retail goods. The impact of increased consumer demand and declining inventories resulted in increased production. As a result, corporate profits and profit margins increased, and by the fourth quarter, employment began to increase as well.

Performance in the bond market followed a familiar pattern all year. Treasuries and agencies underperformed all other sectors. Corporate creditworthiness continued to improve, helping corporate yield spreads to narrow further, especially in the auto sector. Lower quality, investment grade corporate bonds continued to outperform those of higher credit quality. We took profits in our higher quality corporate positions earlier in the year, but retained an overweight position, relative to the LBABI, in lower quality investment grade bonds. In the second half, we took further profits in the corporate sector, reducing our exposure to lower rated investment grade bonds, and ended the year slightly underweighted in the corporate sector. These profit taking strategies were beneficial to the fund's performance. Detracting from the fund's performance, however, was its exposure to the mortgage sector. The mortgage sector was the worst performing sector for the first three quarters of 2003, reacting to historically low interest rates and record high mortgage refinancing. However, mortgages ended the year with a strong fourth quarter, as mortgage prepayments declined and interest rates remained stable. We were overweighted in mortgages most of the year, however, as the year progressed the fund's exposure to the mortgage sector was reduced. Our focus on better-structured mortgage securities allowed our mortgage portfolio to add significant value relative to the mortgage market.

We were fully invested, but gradually reduced portfolio durations during the year. We ended the year slightly short, but close to the durations of LBABI. We have been essentially neutral in our yield curve positions during the year.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 1	2003	2002[1]
Net asset value, beginning of period	$10.23	$10.00
Income from investment operations
Net investment income	0.36	0.16
Net realized and unrealized gains or losses on securities	0.03	0.29
Total from investment operations	0.39	0.45
Distributions to shareholders from
Net investment income	-0.44	-0.15
Net realized gains	-0.02	-0.07
Tax basis return of capital	-0.01	0
Total distributions to shareholders	-0.47	-0.22
Net asset value, end of period	$10.15	$10.23
Total return[2]	3.86%	4.49%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,015	$1,024
Ratios to average net assets
Expenses[3]	0.62%	0.65%[4]
Net investment income	3.45%	3.70%[4]
Portfolio turnover rate	153%	178%

[1]   For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

[2]   Total return does not reflect charges attributable to your insurance company's separate account.

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[4]   Annualized

See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 2	2003	2002[1]
Net asset value, beginning of period	$10.23	$10.00
Income from investment operations
Net investment income	0.34	0.15
Net realized and unrealized gains or losses on securities	0.03	0.29
Total from investment operations	0.37	0.44
Distributions to shareholders from
Net investment income	-0.41	-0.14
Net realized gains	-0.02	-0.07
Tax basis return of capital	-0.01	0
Total distributions to shareholders	-0.44	-0.21
Net asset value, end of period	$10.16	$10.23
Total return[2]	3.61%	4.38%
Ratios and supplemental data
Net assets, end of period (thousands)	$21,835	$20,499
Ratios to average net assets
Expenses[3]	0.87%	0.90%[4]
Net investment income	3.17%	3.47%[4]
Portfolio turnover rate	153%	178%

[1]   For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

[2]   Total return does not reflect charges attributable to your insurance company's separate account.

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[4]   Annualized

See Notes to Financial Statements

7

SCHEDULE OF INVESTMENTS

December 31, 2003

	Credit Rating (v)	Principal Amount	Value

ASSET-BACKED SECURITIES 2.2%
Residential Asset Mtge. Products, Inc.:
Ser. 2002-RS3, Class AI5, 5.57%, 02/25/2032	AAA	$ 200,000	$ 209,476
Ser. 2002-RZ2, Class A-3, 4.98%, 09/25/2028	AAA	73,927	73,978
Saxon Asset Securities Trust, Ser. 2000-3, Class AF-6, 7.47%, 12/25/2030	AAA	209,198	221,015
Total Asset-Backed Securities			504,469
COLLATERALIZED MORTGAGE OBLIGATIONS 24.8%
Asset Securitization Corp., Ser. 1997-D4, Class A-1D, 7.49%, 04/14/2029	AAA	200,000	225,813
Commerce 2000, Ser. 2000-C1, Class A2, 7.42%, 08/15/2033	AAA	220,000	254,985
FHLMC:
Ser. 2001-T5, Class A2, 7.00%, 02/19/2030	AAA	184,983	196,797
Ser. 2378, Class PE, 5.50%, 11/15/2016	AAA	215,000	224,433
Ser. 2701, Class OD, 5.00%, 09/15/2018	AAA	215,000	219,458
Ser. 2715, Class NC, 4.50%, 01/15/2014	AAA	205,000	210,351
Ser. 2715, Class ND, 4.50%, 03/15/2016	AAA	85,000	85,391
Ser. T-54, Class 3A, 7.00%, 02/25/2043	AAA	178,383	192,430
FNMA:
Ser. 1993-G35, Class ZQ, 6.50%, 11/25/2023	AAA	153,803	166,650
Ser. 2001-5, Class OD, 6.50%, 10/25/2031	AAA	220,000	232,679
Ser. 2001-T10, Class A1, 7.00%, 12/25/2041	AAA	111,344	120,216
Ser. 2002-12, Class PG, 6.00%, 03/25/2017	AAA	220,000	233,693
Ser. 2002-26, Class A1, 7.00%, 01/25/2048	AAA	195,268	210,828
Ser. 2002-T19, Class A-1, 6.50%, 07/25/2042	AAA	213,931	227,355
Ser. 2002-W3, Class A5, 7.50%, 01/25/2028	AAA	129,995	142,020
Ser. 2003-W2, Class 1A2, 7.00%, 07/25/2042	AAA	180,303	194,671
Ser. 2003-W2, Class 2A7, 5.50%, 07/25/2042	AAA	180,000	188,654
Ser. 2003-W3, Class 1A-1, 6.50%, 08/25/2042	AAA	388,400	412,772
Ser. 2003-W6, Class 3A, 6.50%, 09/25/2042	AAA	94,012	100,118
Ser. 2003-W19, Class A5, 5.50%, 11/25/2033 (h)	AAA	215,000	222,934
GNMA, Ser. 1999-1, Class Z, 6.50%, 01/20/2029	AAA	233,792	246,316
Greenwich Capital Comml. Funding Corp., Ser. 2003-C2, Class A3, 4.53%, 12/05/2012	AAA	205,000	205,883
GS Mtge. Securities Corp. II, Ser. 2003-C1, Class A3, 4.61%, 01/10/2040	AAA	200,000	197,609
LB-UBS Comml. Mtge. Trust:
Ser. 2000-C3, Class A1, 7.95%, 07/15/2009	Aaa	209,354	233,061
Ser. 2003-C8, Class A4, 5.12%, 11/15/2032	AAA	325,000	331,289
Morgan Stanley Capital I, Inc.:
Ser. 1997-XL1, Class A1, 6.59%, 10/03/2030	AAA	98,315	99,881
Ser. 1998-XL1, Class A3, 6.48%, 06/03/2030	AAA	260,000	287,059
Total Collateralized Mortgage Obligations			5,663,346
See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS 23.8%
CONSUMER DISCRETIONARY 0.7%
Media 0.7%
Comcast Cable Communications Corp., 6.20%, 11/15/2008	BBB	$ 50,000	$ 54,938
Time Warner, Inc., 7.625%, 04/15/2031	BBB+	100,000	115,807
170,745
CONSUMER STAPLES 1.5%
Beverages 1.5%
Bottling Group, LLC, 5.00%, 11/15/2013	A	150,000	152,267
Coca-Cola Enterprises, Inc., 4.375%, 09/15/2009	A	175,000	179,959
332,226
ENERGY 0.8%
Oil & Gas 0.8%
Kinder Morgan Energy Partners, 7.40%, 03/15/2031	BBB+	150,000	171,861
FINANCIALS 14.6%
Capital Markets 3.6%
Alliance Capital Management LP, 5.625%, 08/15/2006	A+	125,000	133,326
Bank of New York Co., Inc., 4.14%, 08/02/2007	Aa2	250,000	256,010
Legg Mason, Inc., 6.75%, 07/02/2008	BBB+	150,000	167,283
Merrill Lynch & Co., Inc., 3.125%, 07/15/2008	A+	150,000	147,514
Morgan Stanley Co., Inc., 6.10%, 04/15/2006	A+	100,000	108,270
812,403
Commercial Banks 3.6%
Bank America Corp., 4.375%, 12/01/2010	A+	160,000	160,641
National City Corp., 7.20%, 05/15/2005	A-	200,000	214,493
Northern Trust Co. Bank, 7.10%, 08/01/2009	A+	200,000	231,331
PNC Funding Corp., 5.75%, 08/01/2006	A-	200,000	214,850
821,315
Consumer Finance 3.5%
Caterpillar Financial Services Corp., 4.69%, 04/25/2005	A	200,000	208,567
Ford Motor Credit Co., 7.375%, 10/28/2009	BBB-	190,000	208,899
GMAC, 6.875%, 08/28/2012	BBB	210,000	226,294
Household Finance Corp., 6.50%, 11/15/2008	A	150,000	167,388
811,148
Diversified Financial Services 0.7%
Citigroup, Inc., 6.75%, 12/01/2005	AA-	150,000	163,031
Real Estate 1.2%
BRE Properties, Inc., 7.125%, 02/15/2013 REIT	BBB	50,000	56,089
Duke Realty LP, 7.05%, 03/01/2006 REIT	BBB+	100,000	107,996
EOP Operating LP, 7.75%, 11/15/2007	BBB+	100,000	114,733
278,818
See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Thrifts & Mortgage Finance 2.0%
American General Finance Corp.:
4.50%, 11/15/2007	A+	$ 100,000	$ 104,424
5.875%, 07/14/2006	A+	125,000	134,971
Golden West Financial Corp., 4.125%, 08/15/2007	A+	200,000	207,847
447,242
INDUSTRIALS 1.1%
Aerospace & Defense 0.2%
Boeing Co., 6.625%, 02/15/2038	A	55,000	57,850
Road & Rail 0.9%
Burlington Northern Santa Fe Corp., 6.75%, 07/15/2011	BBB+	175,000	198,678
MATERIALS 2.0%
Metals & Mining 0.9%
Alcoa, Inc., 6.50%, 06/01/2011	A-	175,000	198,103
Paper & Forest Products 1.1%
International Paper Co., 5.85%, 10/30/2012	BBB	150,000	156,543
Weyerhaeuser Co., 7.375%, 03/15/2032	BBB	100,000	109,068
265,611
TELECOMMUNICATION SERVICES 1.3%
Diversified Telecommunication Services 1.3%
New Jersey Bell Telephone Co., 7.85%, 11/15/2029	A+	125,000	148,580
Sprint Capital Corp., 6.875%, 11/15/2028	BBB-	150,000	146,890
295,470
UTILITIES 1.8%
Electric Utilities 1.3%
Carolina Power & Light Co., 6.50%, 07/15/2012	BBB	50,000	55,430
Progress Energy, Inc., 7.75%, 03/01/2031	BBB-	75,000	87,712
Southwestern Public Service Co., Ser. B, 5.125%, 11/01/2006	BBB	150,000	159,061
302,203
Gas Utilities 0.5%
Consolidated Natural Gas Co., Ser. A, 6.85%, 04/15/2011	BBB+	100,000	113,841
Total Corporate Bonds			5,440,545
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Credit Rating (v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES 21.2%
FHLMC:
5.00%, TBA #	AAA	$ 195,000	$ 192,502
5.50%, 11/01/2033	AAA	179,982	182,305
6.00%, 04/01/2014	AAA	124,218	130,505
7.20%, 10/01/2006 (h)	AAA	201,217	220,836
FNMA:
5.57%, 01/01/2006	AAA	280,627	292,571
5.63%, 11/01/2005	AAA	241,531	251,275
5.95%, 01/01/2009	AAA	234,861	255,495
6.00%, 02/01/2012-05/01/2033	AAA	1,971,978	2,077,927
6.24%, 08/01/2008	AAA	297,485	325,258
6.50%, 07/01/2032-08/01/2032	AAA	460,091	481,394
7.00%, 06/01/2032	AAA	80,399	85,160
7.25%, 12/01/2010	AAA	165,646	189,564
GNMA:
4.00%, 07/20/2030	AAA	118,970	121,542
5.00%, 09/20/2029	AAA	34,549	35,357
Total Mortgage-Backed Securities			4,841,691
U.S. TREASURY OBLIGATIONS 18.4%
U.S. Treasury Bonds, 6.00%, 02/15/2026	AAA	2,090,000	2,318,349
U.S. Treasury Notes:
2.375%, 08/15/2006 ##	AAA	1,170,000	1,176,674
2.625%, 05/15/2008	AAA	60,000	59,116
5.00%, 08/15/2011	AAA	620,000	663,691
Total U.S. Treasury Obligations			4,217,830

		Shares	Value

SHORT-TERM INVESTMENTS 11.7%
MUTUAL FUND SHARES 11.7%
Evergreen Institutional Money Market Fund (o)		2,671,759	2,671,759
Total Investments (cost $22,992,075) 102.1%			23,339,640
Other Assets and Liabilities (2.1%)			(489,253)
Net Assets 100.0%			$ 22,850,387

(v)	Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
#	When-issued security
##	All or a portion of this security has been segregated for when-issued securities.
Summary of Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust
TBA	To Be Announced
See Notes to Financial Statements

11

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets
Identified cost of securities	$ 22,992,075
Net unrealized gains on securities	347,565

Market value of securities	23,339,640
Interest receivable	207,974

Total assets	23,547,614

Liabilities
Payable for securities purchased	682,883
Advisory fee payable	398
Distribution Plan expenses payable	297
Due to other related parties	124
Accrued expenses and other liabilities	13,525

Total liabilities	697,227

Net assets	$ 22,850,387

Net assets represented by
Paid-in capital	$ 22,525,856
Overdistributed net investment income	(111)
Accumulated net realized losses on securities	(22,923)
Net unrealized gains on securities	347,565

Total net assets	$ 22,850,387

Net assets consists of
Class 1	$ 1,015,092
Class 2	21,835,295

Total net assets	$ 22,850,387

Shares outstanding
Class 1	100,000
Class 2	2,149,374

Net asset value per share
Class 1	$ 10.15
Class 2	$ 10.16

See Notes to Financial Statements

12

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment income
Interest	$ 873,443

Expenses
Advisory fee	69,182
Distribution Plan expenses	51,448
Administrative services fee	21,619
Transfer agent fees	193
Trustees' fees and expenses	300
Printing and postage expenses	16,646
Custodian fees	5,364
Professional fees	20,698
Other	237

Total expenses	185,687
Less: Expense reductions	(258)

Net expenses	185,429

Net investment income	688,014

Net realized and unrealized gains or losses on securities
Net realized gains on securities	144,742
Net change in unrealized gains or losses on securities	(70,203)

Net realized and unrealized gains or losses on securities	74,539

Net increase in net assets resulting from operations	$ 762,553

See Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003		2002 (a)

Operations
Net investment income		$ 688,014		$ 307,025
Net realized gains on securities		144,742		168,873
Net change in unrealized gains or losses on securities		(70,203)		417,768

Net increase in net assets resulting from operations		762,553		893,666

Distributions to shareholders from
Net investment income
Class 1		(44,215)		(14,637)
Class 2		(811,361)		(268,937)
Net realized gains
Class 1		(2,160)		(7,058)
Class 2		(46,317)		(137,003)
Tax basis return of capital
Class 1		(1,135)		0
Class 2		(22,453)		0

Total distributions to shareholders		(927,641)		(427,635)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	0	0	100,117	1,001,107
Class 2	1,054,269	10,961,812	2,168,554	21,747,240

		10,961,812		22,748,347

Net asset value of shares issued in reinvestment of distributions
Class 1	0	0	3	26
Class 2	48,167	490,392	4,371	44,510

		490,392		44,536

Payment for shares redeemed
Class 1	(120)	(1,219)	0	0
Class 2	(956,701)	(9,959,258)	(169,286)	(1,735,166)

		(9,960,477)		(1,735,166)

Net increase in net assets resulting from capital share transactions		1,491,727		21,057,717

Total increase in net assets		1,326,639		21,523,748
Net assets
Beginning of period		21,523,748		0

End of period		$ 22,850,387		$ 21,523,748

Undistributed (overdistributed) net investment income		$ (111)		$ 829

(a) For the period from July 31, 2002 (commencement of operations), to December 31, 2002.
See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Core Bond Fund (the "Fund") is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

c. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the trans-

15

NOTES TO FINANCIAL STATEMENTS continued

actions to invest in short-term investments, which may enhance the Fund's current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

e. Federal taxes

The Fund intends to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to mortgage paydown gains and losses.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.32% of the Fund's average daily net assets.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equip-

16

NOTES TO FINANCIAL STATEMENTS continued

ment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the year ended December 31, 2003:

Cost of Purchases		Proceeds from Sales
U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$ 31,578,393	$ 3,707,849	$ 26,846,675	$ 3,677,790

On December 31, 2003, the aggregate cost of securities for federal income tax purposes was $23,004,232. The gross unrealized appreciation and depreciation on securities based on tax cost was $402,207 and $66,799, respectively, with a net unrealized appreciation of $335,408.

As of December 31, 2003, the Fund had $5,763 in capital loss carryovers for federal income tax purposes expiring in 2011.

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2003, the Fund incurred and will elect to defer post-October losses of $5,003.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2003, the Fund did not participate in the interfund lending program.

17

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Overdistributed	Unrealized	Carryover and
Ordinary Income	Appreciation	Post-October Loss

$ 111	$ 335,408	$ 10,766

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. Additionally, short-term capital gains are considered ordinary income for income tax purposes.

The tax character of distributions paid was as follows:

	Year Ended December 31,
	2003	2002

Ordinary Income	$ 904,053	$ 427,635
Return of Capital	23,588	0

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended December 31, 2003, the Fund had no borrowings under this agreement.

18

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Core Bond Fund, a series of Evergreen Variable Annuity Trust, as of December 31, 2003, and the related statement of operations for the year then ended and statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Core Bond Fund as of December 31, 2003, and the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 6, 2004

19

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (recruitment business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

20

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director, Middlesex Mutual Assurance Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc.; President and Chief Investment Officer, Evergreen Investment Management Company, LLC and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; Former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; Former Vice President and Counsel, Colonial Management Associates, Inc.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 93 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

21

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $248.2 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. For more complete information on the fund(s), including investment objective, risks, charges and expenses, please contact your financial advisor or call 800 . 343 . 2898, or visit Evergreeninvestments.com for a free prospectus. Read it carefully before you invest or send money.

*As of December 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003, Evergreen Investments was ranked third overall.

564974 rv1   1/2004

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen VA Fund

Evergreen VA Fund: Annual Report as of December 31, 2003

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
8	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
18	NOTES TO FINANCIAL STATEMENTS
23	INDEPENDENT AUDITORS' REPORT
24	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2004.

LETTER TO SHAREHOLDERS

February 2004

Dennis H. Ferro President and Chief Executive Officer

We are pleased to provide the annual report for the Evergreen VA Fund, which covers the 12-month period ended December 31, 2003.

After a rocky start, 2003 proved to be a refreshing experience for diversified investors. Fears over geopolitical uncertainties and the war in Iraq weighed on the markets early on, yet solid economic growth, rising corporate profits, and passage of the new tax law combined to significantly improve investor confidence as the year progressed. The absence of inflation and an extremely accommodative monetary policy stance from the Federal Reserve helped offset worries about employment growth, which managed to strengthen in the last few months of the year. In addition to the improving domestic environment, many global economies strengthened, providing a lift to their financial markets, too.

Investors entered the year hoping for an improvement in the performance of the financial markets. After three down years in equities and unusually strong performance in the Treasury markets, investors initially embraced the improving economic fundamentals. Growth in GDP and profits were becoming a trend again, causing Wall Street to begin the year on a high note. Unfortunately, the quick gains in equities were soon eliminated, as the uncertain geopolitical environment trounced investor confidence in both the economy and the financial markets. In addition to the quick reversal in equities, bonds gained as the first quarter progressed. Fears of war helped lead to a surge in the prices for oil and gold, while the dollar continued to lose ground against other major currencies.

Surprisingly, after the failure of diplomatic resolutions at the U.N. and the start of the war, the financial markets experienced a dramatic turnaround. Equities surged and the dollar rose in value. Treasuries pulled back, as did the prices for gold and oil. Apparently, the uncertainty of war was worse for investors than actual war itself. The positive momentum, brought on by clarity in Iraq, was sustained throughout the spring as improving economic data accompanied the rise in corporate profits.

1

LETTER TO SHAREHOLDERS continued

This dramatic shift in sentiment was enhanced by prospects for the new tax law, which was ultimately passed in late-May. The main provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 included a combination of short-term stimulus and incentives for capital spending. From an investment perspective, we believe the law will strengthen the foundation for long-term investment, as the potential exists for dividend yield to become a larger portion of total return possibilities. Indeed, more than 225 companies in the S&P 500 Index increased their dividends during 2003.

The financial markets were thrown a curveball right around the All-Star break, though, and the pitcher was none other than Alan Greenspan. After expressing his concerns about the "possibility of an unwelcome, substantial fall in inflation," the yield on the 10-year Treasury plunged to 3.1% in early June. Evidently, investors were convinced that deflation worries would cause the Fed to dramatically reduce their target for the federal funds rate. Yet when monetary policymakers reduced rates by a less than expected 25 basis points at the end of June, many bond investors became concerned. These concerns were heightened in mid-July when Chairman Greenspan testified to congressional banking committees that economic growth would likely exceed 4% in the coming year. Investors then quickly reasoned that rates weren't going to zero. The result was a 150 basis point climb in the yield on the 10-year Treasury, to 4.6%, in just a matter of weeks.

In response to this unfortunate experience, monetary policymakers have tried to take steps in order to keep the financial markets appraised of its intentions. The Fed has taken dramatic steps to improve the delivery of its message, with monetary policymakers frequently referring to terms such as "accommodative" and "considerable period" in a variety of speeches these past few months. In addition, the minutes of the October monetary policy meeting were released in early December, and the message from those notes stated that it could take until 2005 before all the slack in industrial capacity and the labor markets was properly absorbed. This helped drive rates lower, and stock prices higher, in the last few weeks of the year.

Stock investors were not the only beneficiaries of 2003, however. Despite the whirlwind tour last July, investors in the 10-year Treasury managed to eke out a positive return for the fourth consecutive year. The big winner in the fixed income markets, though, was the high yield sector, which saw total returns soar

2

LETTER TO SHAREHOLDERS continued

as the powerful combination of price appreciation and attractive yields rewarded risk-appropriate investors. The investment grade corporate bond market also generated solid returns for diversified portfolios, as investors increased their confidence in the balance sheets of corporate America.

The strength in domestic markets spread to international stock markets as well. Improving economies in Europe and an emerging recovery in Japan encouraged investment in these regions, as the strength in China's output generated profits for many companies throughout Asia. South American markets also performed very well, rising from a very difficult period for many of those economies. The weaker U.S. dollar and low interest rates enabled investors in international bonds to benefit from a combination of higher rates and currency translation.

We believe the environment remains favorable for investors with diversified portfolios. The U.S. economic recovery has continued to gather momentum, as business investment has picked up and consumers maintained spending at reasonable levels. We expect monetary policymakers to remain on the sidelines through the first half of the year, as inflation remains low and employment growth accelerates. We also believe corporate profit growth looks solid through the next twelve months as domestic and international demand improves. In our opinion, the bond market may likely be led by the investment grade corporate sector, as investors pursue companies with strong balance sheets and solid growth prospects. International markets may also respond favorably to the combination of attractive valuations and the improvement in global demand. As always, we recommend that investors attempt to participate in the financial markets from a fully diversified, long-term emphasis in their investment portfolios.

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of December 31, 2003

MANAGEMENT TEAM

Maureen E. Cullinane, CFA
Large Cap Core Growth Team
Lead Manager

Timothy E. O'Grady
Value Equity Team
Lead Manager

PERFORMANCE AND RETURNS1

Portfolio inception date: 3/1/1996

	Class 1	Class 2
Class inception date	3/1/1996	7/31/2002

Average annual return

1 year	27.45%	27.08%

5 year	-2.48%	-2.56%

Since portfolio inception	5.12%	5.07%

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Fund Class 1 shares,1 versus a similar investment in the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).

The Russell 1000 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class 1 shares returned 27.45% for the twelve-month period ended December 31, 2003. During the same period, the fund's benchmark Russell 1000 Index (Russell 1000) returned 29.89%.

During the calendar year of 2003, the equity market began the process of discounting the end of a three-year downturn and began pricing in a cyclical recovery. Incremental economic data began to turn positive, helped largely by a massive liquidity infusion by the Federal Reserve. Fiscal stimulus in the form of tax cuts, dividend policy, deficit spending and a reduction in the capital gains rate acted as a force multiplier to stimulate the macro environment. As a result of these policy initiatives, strength in the household sector was sustained throughout 2003, and capital spending activity began to recover. Against this backdrop, economically sensitive companies with depressed earnings and high operating leverage demonstrated strong relative strength. In particular, performance in the equity market resided with lower quality, volatile companies. Furthermore, stocks with the highest valuations and growth expectations outperformed those with lower valuations and lower expectations. Small capitalization issues dominated the performance landscape.

Performance trends in 2003 were driven principally by the fund's positioning in the consumer discretionary, consumer staples, healthcare and telecommunication sectors, relative to the Russell 1000. Specifically, security selection drove the entire advantage in the consumer discretionary sector, helped by e-commerce and retail companies. Conversely, the fund's decision to underweight the consumer staples sector proved additive to results. The portfolio's decision to de-emphasize large pharmaceutical companies proved correct and contributed positively to performance. Similarly, the fund's decision to underweight the regional bell operating companies, within an equal weighted telecommunication services position, proved beneficial to results.

The primary source of underperformance for the year resided within the technology sector. While the fund maintained an equal weight, the conservative composition of that weighting penalized results. The fund did not fully embrace an anticipatory strategy to emphasize technology companies with depressed earnings and high operating leverage. The fund's weighting in cash equivalent securities also served as a drag on performance results.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class' 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns for Class 2 would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

All data is as of December 31, 2003, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 1[1]	2003[2]	2002[2]	2001	2000	1999[2]
Net asset value, beginning of period	$9.51	$12.29	$14.96	$17.31	$15.31
Income from investment operations
Net investment income	0.05	0.06	0.06	0.03	0.09
Net realized and unrealized gains or losses on securities and foreign currency related transactions	2.54	-2.78	-2.73	-2.06	3.36
Total from investment operations	2.59	-2.72	-2.67	-2.03	3.45
Distributions to shareholders from
Net investment income	-0.09	-0.06	0	-0.03	-0.11
Net realized gains	0	0	0	-0.29	-1.34
Total distributions to shareholders	-0.09	-0.06	0	-0.32	-1.45
Net asset value, end of period	$12.01	$9.51	$12.29	$14.96	$17.31
Total return[3]	27.45%	-22.22%	-17.85%	-11.99%	23.03%
Ratios and supplemental data
Net assets, end of period (thousands)	$61,351	$32,054	$47,016	$65,556	$69,774
Ratios to average net assets
Expenses[4]	1.00%	0.98%	0.95%	1.03%	1.02%
Net investment income	0.49%	0.52%	0.45%	0.18%	0.57%
Portfolio turnover rate	172%	117%	171%	127%	111%

[1]   Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

[2]   Net investment income per share is based on average shares outstanding during the period.

[3]   Total return does not reflect charges attributable to your insurance company's separate account.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 2	2003[1]	2002[1,2]
Net asset value, beginning of period	$9.50	$9.74
Income from investment operations
Net investment income	0.02	0.02
Net realized and unrealized gains or losses on securities and foreign currency related transactions	2.54	-0.26
Total from investment operations	2.56	-0.24
Distributions to shareholders from
Net investment income	-0.06	0
Net asset value, end of period	$12.00	$9.50
Total return[3]	27.08%	-2.46%
Ratios and supplemental data
Net assets, end of period (thousands)	$4,887	$3
Ratios to average net assets
Expenses[4]	1.29%	1.26%[5]
Net investment income	0.14%	0.53%[5]
Portfolio turnover rate	172%	117%

[1]   Net investment income per share is based on average shares outstanding during the period.

[2]   For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

[3]   Total return does not reflect charges attributable to your insurance company's separate account.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[5]   Annualized

See Notes to Financial Statements

7

SCHEDULE OF INVESTMENTS

December 31, 2003

	Shares	Value

COMMON STOCKS 97.4%
CONSUMER DISCRETIONARY 15.4%
Auto Components 0.4%
Lear Corp.	4,100	$ 251,453
Automobiles 0.0%
Toyota Motor Corp.	1,000	33,789
Hotels, Restaurants & Leisure 1.5%
International Game Technology, Inc.	17,650	630,105
Starbucks Corp. *	10,586	349,973
980,078
Household Durables 1.3%
Black & Decker Corp.	7,382	364,080
Harman International Industries, Inc.	5,200	384,696
Matsushita Electric Industrial Co., Ltd.	3,000	41,499
Sharp Corp.	2,500	39,460
829,735
Internet & Catalog Retail 2.4%
Amazon.com, Inc. *	12,500	658,000
eBay, Inc. *	10,013	646,739
InterActiveCorp *	8,419	285,657
1,590,396
Leisure Equipment & Products 0.1%
Eastman Kodak Co.	3,650	93,696
Media 3.6%
Clear Channel Communications, Inc.	12,400	580,692
Comcast Corp., Class A *	11,991	383,062
Liberty Media Corp., Class A *	41,743	496,325
New York Times Co., Class A	2,775	132,617
Time Warner, Inc. *	33,288	598,851
Viacom, Inc., Class B	4,627	205,346
2,396,893
Multi-line Retail 1.1%
Dollar General Corp.	25,375	532,621
Nordstrom, Inc.	6,000	205,800
738,421
Specialty Retail 3.0%
Barnes & Noble, Inc. *	7,281	239,181
Best Buy Co., Inc.	10,750	561,580
Chico's FAS, Inc. *	4,825	178,284
Gap, Inc.	20,200	468,842
Home Depot, Inc.	14,393	510,807
1,958,694
See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Textiles, Apparel & Luxury Goods 2.0%
Coach, Inc. *	18,600	$ 702,150
Jones Apparel Group, Inc.	9,413	331,620
Liz Claiborne, Inc.	7,978	282,900
1,316,670
CONSUMER STAPLES 3.9%
Beverages 1.1%
Anheuser-Busch Companies, Inc.	5,544	292,058
PepsiCo, Inc.	8,807	410,582
702,640
Food & Staples Retailing 0.6%
Wal-Mart Stores, Inc.	7,560	401,058
Food Products 0.5%
Kellogg Co.	9,234	351,631
Household Products 0.5%
Procter & Gamble Co.	3,523	351,877
Tobacco 1.2%
Altria Group, Inc.	14,714	800,736
ENERGY 7.0%
Energy Equipment & Services 1.1%
Cooper Cameron Corp. *	1,921	89,519
ENSCO International, Inc.	5,909	160,547
Halliburton Co.	11,465	298,090
Noble Corp. *	4,753	170,062
718,218
Oil & Gas 5.9%
Anadarko Petroleum Corp.	100	5,101
Apache Corp.	6,797	551,237
ChevronTexaco Corp.	3,476	300,291
ConocoPhillips	3,484	228,446
Devon Energy Corp.	12,880	737,509
EOG Resources, Inc.	4,188	193,360
Exxon Mobil Corp.	16,813	689,333
Occidental Petroleum Corp.	7,655	323,347
Valero Energy Corp.	3,567	165,295
XTO Energy, Inc.	25,719	727,848
3,921,767
FINANCIALS 16.5%
Capital Markets 4.4%
J.P. Morgan Chase & Co.	17,774	652,839
Merrill Lynch & Co., Inc.	17,111	1,003,560
See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Capital Markets continued
Morgan Stanley	16,761	$ 969,959
State Street Corp.	6,015	313,262
2,939,620
Commercial Banks 5.8%
Bank of America Corp.	11,666	938,296
Bank One Corp.	10,609	483,664
FleetBoston Financial Corp.	1,000	43,650
Hibernia Corp., Class A	6,093	143,247
National City Corp.	4,678	158,771
PNC Financial Services Group	2,811	153,846
SunTrust Banks, Inc.	4,425	316,388
U.S. Bancorp	23,230	691,789
Wells Fargo & Co.	15,584	917,742
3,847,393
Consumer Finance 1.4%
American Express Co.	19,375	934,456
Diversified Financial Services 3.1%
Citigroup, Inc.	41,951	2,036,303
Insurance 1.4%
Allstate Corp.	9,210	396,214
American International Group, Inc.	7,168	475,095
Mitsui Marine & Fire Insurance Co., Ltd.	6,000	49,284
920,593
Thrifts & Mortgage Finance 0.4%
Sovereign Bancorp, Inc.	10,467	248,591
HEALTH CARE 14.4%
Biotechnology 1.5%
Amgen, Inc. *	4,170	257,706
Genentech, Inc. *	6,442	602,778
Gilead Sciences, Inc. *	2,210	128,489
988,973
Health Care Equipment & Supplies 3.8%
Becton Dickinson & Co.	3,638	149,667
Boston Scientific Corp. *	5,348	196,593
Guidant Corp.	8,626	519,285
Medtronic, Inc.	9,431	458,441
Saint Jude Medical, Inc. *	6,200	380,370
Stryker Corp.	5,500	467,555
Zimmer Holdings, Inc. *	5,141	361,926
2,533,837
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Providers & Services 1.7%
Aetna, Inc.	4,714	$ 318,572
AmerisourceBergen Corp.	4,868	273,338
Anthem, Inc. *	3,514	263,550
UnitedHealth Group, Inc.	4,546	264,487
1,119,947
Pharmaceuticals 7.4%
Abbott Laboratories, Inc.	8,300	386,780
Astrazeneca plc, ADR	8,550	413,649
Bristol-Myers Squibb Co.	10,307	294,780
Eli Lilly & Co.	875	61,539
Forest Laboratories, Inc. *	6,325	390,885
Merck & Co., Inc.	7,292	336,890
Mylan Laboratories, Inc.	8,326	210,315
Pfizer, Inc.	40,162	1,418,924
Pharmaceutical Resources, Inc. *	1,600	104,240
Teva Pharmaceutical Industries, Ltd., ADR	5,769	327,160
Watson Pharmaceuticals, Inc. *	6,627	304,842
Wyeth	15,365	652,244
4,902,248
INDUSTRIALS 13.8%
Aerospace & Defense 1.6%
Boeing Co.	4,000	168,560
Honeywell International, Inc.	13,930	465,680
Lockheed Martin Corp.	3,754	192,955
Northrop Grumman Corp.	2,758	263,665
1,090,860
Commercial Services & Supplies 2.5%
Apollo Group, Inc., Class A *	5,800	394,400
Career Education Corp. *	8,131	325,809
Cendant Corp. *	17,637	392,776
Monster Worldwide, Inc.	5,424	119,111
Waste Management, Inc.	13,723	406,201
1,638,297
Electrical Equipment 1.5%
Cooper Industries, Ltd., Class A	11,300	654,609
Emerson Electric Co.	5,750	372,313
1,026,922
Industrial Conglomerates 3.7%
3M Co.	7,557	642,572
General Electric Co.	39,591	1,226,529
Tyco International, Ltd.	21,670	574,255
2,443,356
See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Machinery 4.0%
Caterpillar, Inc.	4,000	$ 332,080
Deere & Co.	15,857	1,031,498
Illinois Tool Works, Inc.	6,984	586,027
Ingersoll-Rand Co., Ltd., Class A	3,669	249,052
Paccar, Inc.	2,000	170,240
SPX Corp. *	4,719	277,524
2,646,421
Road & Rail 0.5%
CSX Corp.	8,319	298,985
INFORMATION TECHNOLOGY 17.5%
Communications Equipment 4.0%
Cisco Systems, Inc. *	37,008	898,925
Nokia Corp., ADR	22,797	387,549
Nortel Networks Corp. *	71,675	303,185
QLogic Corp. *	6,000	309,600
QUALCOMM, Inc.	11,127	600,079
Research In Motion, Ltd. *	2,400	160,392
2,659,730
Computers & Peripherals 2.5%
Dell, Inc. *	17,175	583,263
Hewlett-Packard Co.	35,391	812,931
International Business Machines Corp.	2,414	223,730
NEC Corp.	6,000	44,187
1,664,111
Electronic Equipment & Instruments 1.0%
Flextronics International, Ltd. *	20,987	311,447
Thermo Electron Corp. *	13,176	332,035
643,482
IT Services 1.2%
First Data Corp.	8,046	330,610
Paychex, Inc.	12,010	446,772
777,382
Office Electronics 0.0%
Canon, Inc.	700	32,604
Semiconductors & Semiconductor Equipment 4.4%
Altera Corp. *	18,671	423,832
Applied Materials, Inc. *	13,650	306,442
Intel Corp.	31,038	999,424
Lam Research Corp. *	10,000	323,000
Microchip Technology, Inc.	5,000	166,800
Texas Instruments, Inc.	23,575	692,633
2,912,131
See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Software 4.4%
Amdocs, Ltd. *	14,000	$ 314,720
Autodesk, Inc.	667	16,395
Cadence Design Systems, Inc. *	21,525	387,020
Intuit, Inc. *	7,651	404,814
Microsoft Corp.	37,824	1,041,673
Oracle Corp. *	54,336	717,235
2,881,857
MATERIALS 3.9%
Chemicals 1.0%
Ecolab, Inc.	8,000	218,960
Monsanto Co.	400	11,512
PPG Industries, Inc.	6,913	442,570
673,042
Metals & Mining 2.3%
Alcoa, Inc.	4,500	171,000
Inco, Ltd. *	5,700	226,974
JFE Holdings, Inc.	1,700	46,413
Massey Energy Corp.	7,400	153,920
Nucor Corp.	5,534	309,904
Peabody Energy Corp.	4,220	176,016
Phelps Dodge Corp. *	5,387	409,897
1,494,124
Paper & Forest Products 0.6%
International Paper Co.	8,795	379,153
TELECOMMUNICATION SERVICES 3.0%
Diversified Telecommunication Services 3.0%
ALLTEL Corp.	3,950	183,991
BellSouth Corp.	10,819	306,178
Centurytel, Inc.	7,446	242,889
SBC Communications, Inc.	22,177	578,154
Telefonos de Mexico SA de CV, ADR	4,347	143,581
Verizon Communications, Inc.	14,666	514,483
1,969,276
Wireless Telecommunications Services 0.0%
NTT Mobile Communication Network, Inc.	18	40,827
UTILITIES 2.0%
Electric Utilities 1.5%
Exelon Corp.	7,842	520,395
FPL Group, Inc.	5,388	352,483
Wisconsin Energy Corp.	4,574	153,001
1,025,879
See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Multi-Utilities & Unregulated Power 0.5%
Progress Energy, Inc.	200	$ 46
SCANA Corp.	8,825	302,256
302,302
Total Common Stocks		64,510,454
EXCHANGE TRADED FUNDS 0.2%
iShares Russell 2000 Index Fund	300	33,240
iShares S&P SmallCap 600/BARRA Value Fund	950	95,522
Total Exchange Traded Funds		128,762
SHORT-TERM INVESTMENTS 2.1%
MUTUAL FUND SHARES 2.1%
Evergreen Institutional U.S. Government Money Market Fund (o)	1,384,155	1,384,155
Total Investments (cost $57,599,092) 99.7%		66,023,371
Other Assets and Liabilities 0.3%		214,205
Net Assets 100.0%		$ 66,237,576

*	Non-income producing security
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations:
ADR	American Depository Receipt
See Notes to Financial Statements

14

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets
Identified cost of securities	$ 57,599,092
Net unrealized gains on securities	8,424,279

Market value of securities	66,023,371
Foreign currency, at value (cost $34,446)	34,921
Receivable for securities sold	337,070
Dividends receivable	63,852

Total assets	66,459,214

Liabilities
Payable for securities purchased	184,609
Advisory fee payable	2,719
Distribution Plan expenses payable	66
Due to other related parties	363
Accrued expenses and other liabilities	33,881

Total liabilities	221,638

Net assets	$ 66,237,576

Net assets represented by
Paid-in capital	$ 84,791,200
Undistributed net investment income	128,156
Accumulated net realized losses on securities and foreign currency related transactions	(27,106,557)
Net unrealized gains on securities and foreign currency related transactions	8,424,777

Total net assets	$ 66,237,576

Net assets consists of
Class 1	$ 61,350,963
Class 2	4,886,613

Total net assets	$ 66,237,576

Shares outstanding
Class 1	5,108,407
Class 2	407,173

Net asset value per share
Class 1	$ 12.01
Class 2	$ 12.00

See Notes to Financial Statements

15

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment income
Dividends (net of foreign witholding taxes of $460)	$ 406,673

Expenses
Advisory fee	204,788
Distribution Plan expenses	773
Administrative services fee	27,305
Transfer agent fees	812
Trustees' fees and expenses	512
Printing and postage expenses	17,151
Custodian fees	8,291
Professional fees	14,657
Interest expense	1,726
Other	5,010

Total expenses	281,025
Less: Expense reductions	(65)
Fee waivers	(6,679)

Net expenses	274,281

Net investment income	132,392

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
Securities	1,032,288
Foreign currency related transactions	442

Net realized gains on securities and foreign currency related transactions	1,032,730
Net change in unrealized gains or losses on securities and foreign currency related transactions	5,363,554

Net realized and unrealized gains or losses on securities and foreign currency related transactions	6,396,284

Net increase in net assets resulting from operations	$ 6,528,676

See Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003		2002 * †

Operations
Net investment income		$ 132,392		$ 203,217
Net realized gains or losses on securities and foreign currency related transactions		1,032,730		(5,997,358)
Net change in unrealized gains or losses on securities and foreign currency related transactions		5,363,554		(4,379,051)

Net increase (decrease) in net assets resulting from operations		6,528,676		(10,173,192)

Distributions to shareholders from
Net investment income
Class 1		(196,838)		(237,020)
Class 2		(6)		0

Total distributions to shareholders		(196,844)		(237,020)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	201,649	2,267,238	52,997	560,352
Class 2	39,617	461,813	274	2,628

		2,729,051		562,980

Net asset value of shares issued in reinvestment of distributions
Class 1	20,874	196,838	19,396	237,020
Class 2	1	6	0	0

		196,844		237,020

Payment for shares redeemed
Class 1	(1,476,043)	(13,732,066)	(755,700)	(7,787,762)
Class 2	(4,661)	(53,979)	0	0

		(13,786,045)		(7,787,762)

Net asset value of shares issued in acquisitions
Class 1	2,992,221	34,431,997	227,521	2,437,676
Class 2	371,942	4,277,700	0	0

		38,709,697		2,437,676

Net increase (decrease) in net assets resulting from capital share transactions		27,849,547		(4,550,086)

Total increase (decrease) in net assets		34,181,379		(14,960,298)
Net assets
Beginning of period		32,056,197		47,016,495

End of period		$ 66,237,576		$ 32,056,197

Undistributed net investment income		$ 128,156		$ 192,726

* Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.
† For Class 2 shares, for the period from July 31, 2002 (commencement of class operations), to December 31, 2002.
See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Fund (the "Fund") is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

18

NOTES TO FINANCIAL STATEMENTS continued

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain capital loss carryovers assumed as a result of acquisitions.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.75% and declining to 0.70% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended December 31, 2003, EIMC waived its fee in the amount of $6,679 which represents 0.02% of the Fund's average daily net assets. Total amounts subject to recoupment as of December 31, 2003 were $6,679.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

19

NOTES TO FINANCIAL STATEMENTS continued

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2003, the Fund paid brokerage commissions of $32,118 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. ACQUISITIONS

Effective on the close of business on December 5, 2003, the Fund acquired substantially all the assets and assumed certain liabilities of Evergreen VA Blue Chip Fund in a tax-free exchange for Class 1 and Class 2 shares of the Fund.

Effective on the close of business on December 5, 2003, the Fund acquired substantially all the assets and assumed certain liabilities of Evergreen VA Masters Fund in a tax-free exchange for Class 1 and Class 2 shares of the Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of the Fund. The value of net assets acquired, number of shares issued and unrealized appreciation acquired were as follows:

		Number of
	Value of Net	Shares		Unrealized
Acquired Fund	Assets Acquired	Issued		Appreciation

Evergreen VA
Blue Chip Fund	$ 13,395,878	917,423	Class 1	$ 1,462,521
		246,846	Class 2
Evergreen VA
Masters Fund	25,313,819	2,074,798	Class 1	4,483,139
		125,096	Class 2

The aggregate net assets of the Fund immediately after these acquisitions were $62,934,787.

20

NOTES TO FINANCIAL STATEMENTS continued

Effective on the close of business on June 14, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia Equity Fund II in a tax-free exchange for Class 1 shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $364,014. The aggregate net assets of the Fund and Wachovia Equity Fund II immediately prior to the acquisition were $38,922,391 and $2,437,676, respectively. The aggregate net assets of the Fund immediately after the acquisition were $41,360,067.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $47,458,150 and $57,979,920, respectively, for the year ended December 31, 2003.

On December 31, 2003, the aggregate cost of securities for federal income tax purposes was $58,669,005. The gross unrealized appreciation and depreciation on securities based on tax cost was $7,764,187 and $409,821, respectively, with a net unrealized appreciation of $7,354,366.

As of December 31, 2003, the Fund had $26,035,326 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2007	2008	2009	2010

$ 499,151	$ 8,961,937	$ 14,952,151	$ 1,622,087

For income tax purposes, currency losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2003, the Fund incurred and will elect to defer post-October currency losses of $350.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2003, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Capital Loss
Ordinary Income	Appreciation	Carryover

$ 127,336	$ 7,354,366	$ 26,035,326

21

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid for the years ended December 31, 2003 and December 31, 2002 were $196,844 and $237,020, respectively, of ordinary income.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended December 31, 2003, the Fund had average borrowings outstanding of $93,929 at a rate of 1.84% and paid interest of $1,726.

22

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Fund, a series of Evergreen Variable Annuity Trust, as of December 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Fund as of December 31, 2003, and the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 6, 2004

23

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100.00% of ordinary income dividends paid during the fiscal year ended December 31, 2003 qualified for the dividends received deduction.

24

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27

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (recruitment business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

28

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director, Middlesex Mutual Assurance Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc.; President and Chief Investment Officer, Evergreen Investment Management Company, LLC and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; Former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; Former Vice President and Counsel, Colonial Management Associates, Inc.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 93 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $248.2 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. For more complete information on the fund(s), including investment objective, risks, charges and expenses, please contact your financial advisor or call 800 . 343 . 2898, or visit Evergreeninvestments.com for a free prospectus. Read it carefully before you invest or send money.

*As of December 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003, Evergreen Investments was ranked third overall.

560856 rv1   1/2004

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen VA Foundation Fund

Evergreen VA Foundation Fund: Annual Report as of December 31, 2003

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
7	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
27	INDEPENDENT AUDITORS' REPORT
28	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2004.

LETTER TO SHAREHOLDERS

February 2004

Dennis H. Ferro President and Chief Executive Officer

We are pleased to provide the annual report for the Evergreen VA Foundation Fund, which covers the 12-month period ended December 31, 2003.

After a rocky start, 2003 proved to be a refreshing experience for diversified investors. Fears over geopolitical uncertainties and the war in Iraq weighed on the markets early on, yet solid economic growth, rising corporate profits, and passage of the new tax law combined to significantly improve investor confidence as the year progressed. The absence of inflation and an extremely accommodative monetary policy stance from the Federal Reserve helped offset worries about employment growth, which managed to strengthen in the last few months of the year. In addition to the improving domestic environment, many global economies strengthened, providing a lift to their financial markets, too.

Investors entered the year hoping for an improvement in the performance of the financial markets. After three down years in equities and unusually strong performance in the Treasury markets, investors initially embraced the improving economic fundamentals. Growth in GDP and profits were becoming a trend again, causing Wall Street to begin the year on a high note. Unfortunately, the quick gains in equities were soon eliminated, as the uncertain geopolitical environment trounced investor confidence in both the economy and the financial markets. In addition to the quick reversal in equities, bonds gained as the first quarter progressed. Fears of war helped lead to a surge in the prices for oil and gold, while the dollar continued to lose ground against other major currencies.

Surprisingly, after the failure of diplomatic resolutions at the U.N. and the start of the war, the financial markets experienced a dramatic turnaround. Equities surged and the dollar rose in value. Treasuries pulled back, as did the prices for gold and oil. Apparently, the uncertainty of war was worse for investors than actual war itself. The positive momentum, brought on by clarity in Iraq, was sustained throughout the spring as improving economic data accompanied the rise in corporate profits.

LETTER TO SHAREHOLDERS continued

This dramatic shift in sentiment was enhanced by prospects for the new tax law, which was ultimately passed in late-May. The main provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 included a combination of short-term stimulus and incentives for capital spending. From an investment perspective, we believe the law will strengthen the foundation for long-term investment, as the potential exists for dividend yield to become a larger portion of total return possibilities. Indeed, more than 225 companies in the S&P 500 Index increased their dividends during 2003.

The financial markets were thrown a curveball right around the All-Star break, though, and the pitcher was none other than Alan Greenspan. After expressing his concerns about the "possibility of an unwelcome, substantial fall in inflation," the yield on the 10-year Treasury plunged to 3.1% in early June. Evidently, investors were convinced that deflation worries would cause the Fed to dramatically reduce their target for the federal funds rate. Yet when monetary policymakers reduced rates by a less than expected 25 basis points at the end of June, many bond investors became concerned. These concerns were heightened in mid-July when Chairman Greenspan testified to congressional banking committees that economic growth would likely exceed 4% in the coming year. Investors then quickly reasoned that rates weren't going to zero. The result was a 150 basis point climb in the yield on the 10-year Treasury, to 4.6%, in just a matter of weeks.

In response to this unfortunate experience, monetary policymakers have tried to take steps in order to keep the financial markets appraised of its intentions. The Fed has taken dramatic steps to improve the delivery of its message, with monetary policymakers frequently referring to terms such as "accommodative" and "considerable period" in a variety of speeches these past few months. In addition, the minutes of the October monetary policy meeting were released in early December, and the message from those notes stated that it could take until 2005 before all the slack in industrial capacity and the labor markets was properly absorbed. This helped drive rates lower, and stock prices higher, in the last few weeks of the year.

Stock investors were not the only beneficiaries of 2003, however. Despite the whirlwind tour last July, investors in the 10-year Treasury managed to eke out a positive return for the fourth consecutive year. The big winner in the fixed income markets, though, was the high yield sector, which saw total returns soar

LETTER TO SHAREHOLDERS continued

as the powerful combination of price appreciation and attractive yields rewarded risk-appropriate investors. The investment grade corporate bond market also generated solid returns for diversified portfolios, as investors increased their confidence in the balance sheets of corporate America.

The strength in domestic markets spread to international stock markets as well. Improving economies in Europe and an emerging recovery in Japan encouraged investment in these regions, as the strength in China's output generated profits for many companies throughout Asia. South American markets also performed very well, rising from a very difficult period for many of those economies. The weaker U.S. dollar and low interest rates enabled investors in international bonds to benefit from a combination of higher rates and currency translation.

We believe the environment remains favorable for investors with diversified portfolios. The U.S. economic recovery has continued to gather momentum, as business investment has picked up and consumers maintained spending at reasonable levels. We expect monetary policymakers to remain on the sidelines through the first half of the year, as inflation remains low and employment growth accelerates. We also believe corporate profit growth looks solid through the next twelve months as domestic and international demand improves. In our opinion, the bond market may likely be led by the investment grade corporate sector, as investors pursue companies with strong balance sheets and solid growth prospects. International markets may also respond favorably to the combination of attractive valuations and the improvement in global demand. As always, we recommend that investors attempt to participate in the financial markets from a fully diversified, long-term emphasis in their investment portfolios.

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

FUND AT A GLANCE

as of December 31, 2003

MANAGEMENT TEAM

Maureen E. Cullinane, CFA
Large Cap Core Growth Team
Lead Manager

Timothy E. O'Grady
Value Equity Team
Lead Manager

Tattersall Advisory Group, Inc.

PERFORMANCE AND RETURNS1

Portfolio inception date: 3/1/1996

	Class 1	Class 2
Class inception date	3/1/1996	7/31/2002

Average annual return

1 year	15.78%	15.48%

5 year	0.12%	0.05%

Since portfolio inception	6.51%	6.47%

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Foundation Fund Class 1 shares,1 versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).

The Russell 1000 and the LBABI are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class' 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns for Class 2 would have been lower.

PORTFOLIO MANAGER COMMENTARY

The fund's Class 1 shares returned 15.78% for the twelve-month period ended December 31, 2003. During the same period, the fund's benchmarks, the Russell 1000 Index (Russell 1000) and the Lehman Brothers Aggregate Bond Index (LBABI) returned 29.89% and 4.10%, respectively.

The domestic economy underwent a dramatic transformation during the calendar year. Economic activity in the first six months of the year was sluggish. Uncertainties created by the war with Iraq dampened economic growth, and GDP grew at a slow pace. In the first quarter, geopolitical uncertainties deterred the consumer's willingness to spend, and consumer confidence and sentiment levels reached new lows. In the second six months of the year, economic growth began to surge higher. Hostilities had come to an end in Iraq, and the geopolitical uncertainties lifted. Monetary policy remained aggressively accommodative, and the Federal Reserve indicated that they had no intention of raising rates anytime soon. Fiscal stimulus in the form of lower withholding rates and tax rebates kicked in. Additionally, low energy prices, rising personal income, and historically high mortgage refinancing, due to the low level of mortgage rates, put more money in consumer's pockets. Consumers began to increase spending on automobiles, housing and other retail goods. The impact of increased consumer demand and declining inventories resulted in increased production. As a result, corporate profits and profit margins increased, and by the fourth quarter, employment began to increase as well.

Performance in the bond market followed a familiar pattern all year. Treasuries and agencies underperformed all other sectors. Corporate creditworthiness continued to improve, helping corporate yield spreads to narrow further, especially in the auto sector. Lower quality, investment grade corporate bonds continued to outperform those of higher credit quality. The fixed income team took profits in higher quality corporate positions earlier in the year, but retained an overweight position, relative to the LBABI, in lower quality investment grade bonds. In the second half, the team took further profits in the corporate sector, reducing the portfolio's exposure to lower rated investment grade bonds, and ended the year slightly underweighted in the corporate sector. The mortgage sector was the worst performing sector for the first three quarters of 2003, reacting to historically low interest rates and record high mortgage refinancing. However, mortgages ended the year with a strong fourth quarter, as mortgage

Returns reflect expense limits previously in effect, without which returns would have been lower.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

U.S. government guarantees apply only to the underlying securities of the fund's portfolio and not to the fund's shares.

All data is as of December 31, 2003, and subject to change.

PORTFOLIO MANAGER COMMENTARY continued

prepayments declined and interest rates remained stable. The fixed income portfolio was overweighted in mortgages most of the year, however, as the year progressed the fund's exposure to the mortgage sector was reduced. The team's focus on better-structured mortgage securities allowed the mortgage portfolio to add significant value relative to the mortgage market.

In the equity market, the calendar year 2003 represented the end of a three-year downturn and the "pricing in" of a cyclical recovery. Performance of the equity portion of the fund was driven principally by its weighting in the consumer discretionary, consumer staples, healthcare and telecommunication sectors, relative to the Russell 1000. Specifically, security selection drove the entire advantage in the consumer discretionary sector, helped by e-commerce and retail companies. Conversely, the decision to underweight the consumer staples sector, to de-emphasize large pharmaceutical companies and to underweight the regional bell operating companies, within an equal weighted telecommunication services sector, contributed positively to results. The primary source of underperformance for the year resided within the technology sector. While the equity portfolio maintained an equal weight, the conservative composition of that weighting penalized results. The equity portfolio's weighting in cash equivalent securities also served as a drag on performance results.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 1[1]	2003	2002	2001	2000	1999
Net asset value, beginning of period	$11.51	$13.05	$14.60	$15.70	$14.47
Income from investment operations
Net investment income	0.23	0.30	0.30	0.24	0.28
Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.58	-1.56	-1.55	-1.01	1.27
Total from investment operations	1.81	-1.26	-1.25	-0.77	1.55
Distributions to shareholders from
Net investment income	-0.28	-0.28	-0.30	-0.24	-0.28
Net realized gains	0	0	0	-0.09	-0.04
Total distributions to shareholders	-0.28	-0.28	-0.30	-0.33	-0.32
Net asset value, end of period	$13.04	$11.51	$13.05	$14.60	$15.70
Total return[2]	15.78%	-9.66%	-8.57%	-4.93%	10.64%
Ratios and supplemental data
Net assets, end of period (thousands)	$114,713	$131,386	$168,337	$187,825	$145,566
Ratios to average net assets
Expenses[3]	0.93%	0.91%	0.93%	0.92%	0.95%
Net investment income	1.77%	2.20%	2.15%	1.78%	2.29%
Portfolio turnover rate	145%	165%	195%	89%	77%

[1]   Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

[2]   Total return does not reflect charges attributable to your insurance company's separate account.

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 2	2003[1]	2002[1,2]
Net asset value, beginning of period	$11.50	$11.72
Income from investment operations
Net investment income	0.18	0.10
Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.60	-0.04
Total from investment operations	1.78	0.06
Distributions to shareholders from
Net investment income	-0.27	-0.28
Net asset value, end of period	$13.01	$11.50
Total return[3]	15.48%	0.51%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,239	$182
Ratios to average net assets
Expenses[4]	1.20%	1.16%[5]
Net investment income	1.42%	2.00%[5]
Portfolio turnover rate	145%	165%

[1]   Net investment income per share is based on average shares outstanding during the period.

[2]   For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

[3]   Total return does not reflect charges attributable to your insurance company's separate account.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[5]   Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2003

	Credit Rating (v)	Principal Amount	Value

ASSET-BACKED SECURITIES 1.3%
Residential Asset Mtge. Products, Inc.:
Ser. 2002-RS2, Class AI5, 6.03%, 03/25/2032	AAA	$ 555,000	$ 589,813
Ser. 2002-RZ3, Class A3, 3.71%, 02/25/2029	AAA	500,000	507,099
Saxon Asset Securities Trust, Ser. 2000-3, Class AF-6, 7.47%, 12/25/2030	AAA	445,102	470,244
Total Asset-Backed Securities			1,567,156
COLLATERALIZED MORTGAGE OBLIGATIONS 9.5%
Asset Securitization Corp., Ser. 1997-D4, Class A-1D, 7.49%, 04/14/2029	AAA	550,000	620,987
Commerce 2000, Ser. 2000-C1, Class A2, 7.42%, 08/15/2033	AAA	590,000	683,822
Countrywide Home Loans, Inc., Ser. 2002-22, Class A-20, 6.25%, 10/25/2032	AAA	370,000	380,254
FHLMC:
Ser. 2301, Class BC, 6.50%, 04/15/2016	AAA	25,414	25,439
Ser. 2315, Class CK, 6.50%, 06/15/2030	AAA	126,265	127,947
Ser. 2564, Class BQ, 5.50%, 10/15/2017	AAA	500,000	514,521
Ser. 2695, Class BG, 6.50%, 09/25/2043	AAA	468,268	498,267
Ser. T-54, Class 3A, 7.00%, 02/25/2043	AAA	428,119	461,833
FNMA:
Ser. 1993-G35, Class ZQ, 6.50%, 11/25/2023	AAA	374,896	406,210
Ser. 2001-71, Class QE, 6.00%, 12/25/2016	AAA	490,000	521,236
Ser. 2001-T10, Class A1, 7.00%, 12/25/2041	AAA	266,139	287,347
Ser. 2002-9, Class PC, 6.00%, 03/25/2017	AAA	770,000	818,213
Ser. 2002-26, Class A1, 7.00%, 01/25/2048	AAA	453,419	489,551
Ser. 2002-T1, Class A3, 7.50%, 11/25/2031	AAA	42,836	46,798
Ser. 2002-T4, Class A2, 7.00%, 12/25/2041	AAA	227,378	245,497
Ser. 2002-T15, Class A1, 1.34%, 11/26/2032	AAA	407,827	406,434
Ser. 2002-T19, Class A-1, 6.50%, 07/25/2042	AAA	577,988	614,256
Ser. 2003-18, Class A-1, 6.50%, 12/25/2042	AAA	445,191	473,127
Ser. 2003-W2, Class 1A2, 7.00%, 07/25/2042	AAA	434,200	468,800
Ser. 2003-W2, Class 2A7, 5.50%, 07/25/2042	AAA	470,000	492,597
Ser. 2003-W13, Class AV2, 1.24%, 10/25/2033	AAA	250,000	250,725
Ford Credit Trust, Ser. 2001-1, Class A, 1.19%, 07/17/2006	AAA	500,000	500,512
Greenwich Capital Comml. Funding Corp., Ser. 2003-C2, Class A3, 4.53%, 12/05/2012	AAA	490,000	492,112
GS Mtge. Securities Corp. II, Ser. 2003-C1, Class A3, 4.61%, 01/10/2040	AAA	530,000	523,664
Morgan Stanley Capital I, Inc., Ser. 1997-XL1, Class A1, 6.59%, 10/03/2030	AAA	298,118	302,865
Wells Fargo Mtge. Backed Securities Trust, Ser. 2002-9, Class A-7, 6.25%, 06/25/2032	AAA	350,738	353,454
Total Collateralized Mortgage Obligations			11,006,468
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS 11.3%
CONSUMER DISCRETIONARY 0.8%
Media 0.3%
Time Warner, Inc., 7.625%, 04/15/2031	BBB+	$ 300,000	$ 347,422
Multi-line Retail 0.5%
May Department Stores Co., 6.90%, 01/15/2032	BBB+	500,000	540,248
CONSUMER STAPLES 0.9%
Beverages 0.3%
Coca-Cola Enterprises, Inc., 0.00%, 06/20/2020 (n)	A	1,000,000	371,731
Food & Staples Retailing 0.6%
Wal-Mart Stores, Inc., 6.875%, 08/10/2009	AA	550,000	634,375
ENERGY 0.9%
Oil & Gas 0.9%
Amerada Hess Corp., 7.125%, 03/15/2033	BBB	350,000	356,459
Conoco Funding Co., 5.45%, 10/15/2006	A-	250,000	268,398
Kinder Morgan Energy Partners, 7.40%, 03/15/2031	BBB+	400,000	458,294
1,083,151
FINANCIALS 6.2%
Capital Markets 1.1%
Alliance Capital Management LP, 5.625%, 08/15/2006	A+	400,000	426,642
Bank of New York Co., Inc., 7.30%, 12/01/2009	A	450,000	528,302
Merrill Lynch & Co., Inc., 3.125%, 07/15/2008	A+	400,000	393,370
1,348,314
Commercial Banks 1.0%
Bank of America Corp., 7.125%, 05/01/2006	A	125,000	138,468
Norwest Corp., 6.20%, 12/01/2005	AA-	500,000	537,614
U.S. Bank, 6.375%, 08/01/2011	A+	400,000	446,664
1,122,746
Consumer Finance 2.9%
Caterpillar Financial Services Corp., 5.95%, 12/01/2005	A	700,000	746,107
Ford Motor Credit Co., 7.375%, 10/28/2009	BBB-	425,000	467,274
General Electric Capital Corp., 3.50%, 05/01/2008	AAA	350,000	350,704
GMAC, 6.875%, 09/15/2011	BBB	425,000	458,467
Household Finance Corp., 6.40%, 06/17/2008	A	440,000	488,309
International Lease Finance Corp., 4.375%, 12/15/2005	AA-	400,000	415,369
USAA Capital Corp., 5.59%, 12/20/2006 144A	AAA	400,000	436,141
3,362,371
Diversified Financial Services 0.2%
Citigroup, Inc., 6.75%, 12/01/2005	AA-	200,000	217,375
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Thrifts & Mortgage Finance 1.0%
American General Finance Corp., 5.875%, 07/14/2006	A+	$ 600,000	$ 647,859
Golden West Financial Corp., 5.50%, 08/08/2006	A+	500,000	539,909
1,187,768
INDUSTRIALS 0.9%
Aerospace & Defense 0.4%
Boeing Co., 6.625%, 02/15/2038	A	400,000	420,731
Air Freight & Logistics 0.0%
United Parcel Services, Inc., 8.375%, 04/01/2020	AAA	5,000	6,463
Road & Rail 0.5%
Burlington Northern Santa Fe Corp., 6.75%, 07/15/2011	BBB+	550,000	624,416
MATERIALS 0.4%
Chemicals 0.4%
Dow Chemical Co., 5.25%, 05/14/2004	A-	500,000	505,452
TELECOMMUNICATION SERVICES 0.3%
Diversified Telecommunication Services 0.3%
Sprint Capital Corp., 6.875%, 11/15/2028	BBB-	350,000	342,742
UTILITIES 0.9%
Electric Utilities 0.5%
Progress Energy, Inc., 7.75%, 03/01/2031	BBB-	200,000	233,899
Southwestern Public Service Co., Ser. B, 5.125%, 11/01/2006	BBB	325,000	344,631
578,530
Gas Utilities 0.4%
Consolidated Natural Gas Co., 5.375%, 11/01/2006	BBB+	400,000	429,085
Total Corporate Bonds			13,122,920
MORTGAGE-BACKED SECURITIES 11.6%
FHLB:
4.50%, 10/01/2033	AAA	499,950	479,061
4.875%, 04/16/2004	AAA	500,000	505,412
6.00%, 09/01/2013	AAA	294,035	308,918
FHLMC:
4.50%, 10/01/2033	AAA	565,001	541,393
5.00%, TBA #	AAA	1,045,000	1,031,612
5.50%, 11/01/2033	AAA	294,971	298,777
6.00%, 04/01/2014	AAA	283,054	297,381
6.50%, 02/15/2030	AAA	490,000	509,194
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Credit Rating (v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES continued
FNMA:
3.62%, 06/01/2010	AAA	$ 565,000	$ 567,329
4.00%, 10/01/2018	AAA	482,866	471,299
4.50%, 10/01/2033	AAA	485,000	464,490
5.70%, 10/01/2008	AAA	854,817	911,387
5.84%, 12/01/2008	AAA	659,788	714,891
6.00%, 12/01/2013-11/01/2033	AAA	3,270,854	3,413,746
6.50%, 12/01/2031-08/01/2032	AAA	1,075,540	1,125,278
6.725%, 08/01/2009	AAA	1,025,376	1,145,799
7.50%, 12/01/2030	AAA	247,034	264,281
GNMA:
5.00%, 08/20/2029-09/20/2029	AAA	396,109	405,367
Total Mortgage-Backed Securities			13,455,615
U.S. TREASURY OBLIGATIONS 6.1%
U.S. Treasury Bonds, 6.00%, 02/15/2026	AAA	3,565,000	3,954,505
U.S. Treasury Notes:
2.375%, 08/15/2006 ##	AAA	1,310,000	1,317,472
2.625%, 05/15/2008	AAA	790,000	778,366
5.00%, 08/15/2011	AAA	955,000	1,022,298
Total U.S. Treasury Obligations			7,072,641

		Shares	Value

COMMON STOCKS 56.2%
CONSUMER DISCRETIONARY 9.3%
Auto Components 0.2%
Lear Corp.		4,000	245,320
Automobiles 0.1%
Toyota Motor Corp.		2,500	84,473
Hotels, Restaurants & Leisure 0.9%
International Game Technology, Inc.		20,000	714,000
Starbucks Corp. *		10,500	347,130
1,061,130
Household Durables 0.8%
Black & Decker Corp.		8,020	395,546
Harman International Industries, Inc.		5,200	384,696
Matsushita Electric Industrial Co., Ltd.		9,000	124,497
Sharp Corp.		6,500	102,595
1,007,334
Internet & Catalog Retail 1.3%
Amazon.com, Inc. *		13,400	705,376
eBay, Inc. *		9,500	613,605
InterActiveCorp *		7,122	241,650
1,560,631
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Leisure Equipment & Products 0.1%
Eastman Kodak Co.	3,613	$ 92,746
Media 2.4%
Clear Channel Communications, Inc.	13,500	632,205
Comcast Corp., Class A *	20,405	638,268
Liberty Media Corp., Class A *	44,959	534,563
New York Times Co., Class A	2,984	142,605
Time Warner, Inc. *	36,012	647,856
Viacom, Inc., Class B	4,000	177,520
2,773,017
Multi-line Retail 0.7%
Dollar General Corp.	28,500	598,215
Nordstrom, Inc.	5,500	188,650
786,865
Specialty Retail 1.6%
Barnes & Noble, Inc. *	7,540	247,689
Best Buy Co., Inc.	11,800	616,432
Gap, Inc.	20,000	464,200
Home Depot, Inc.	15,000	532,350
1,860,671
Textiles, Apparel & Luxury Goods 1.2%
Coach, Inc. *	18,400	694,600
Jones Apparel Group, Inc.	10,194	359,134
Liz Claiborne, Inc.	8,582	304,318
1,358,052
CONSUMER STAPLES 2.4%
Beverages 0.7%
Anheuser-Busch Companies, Inc.	5,988	315,448
PepsiCo, Inc.	9,480	441,957
757,405
Food & Staples Retailing 0.3%
Wal-Mart Stores, Inc.	7,130	378,247
Food Products 0.3%
Kellogg Co.	9,911	377,411
Household Products 0.3%
Procter & Gamble Co.	3,785	378,046
Tobacco 0.8%
Altria Group, Inc.	15,934	867,128
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
ENERGY 4.0%
Energy Equipment & Services 0.6%
Cooper Cameron Corp. *	2,103	$ 98,000
ENSCO International, Inc.	7,013	190,543
Halliburton Co.	10,764	279,864
Noble Corp. *	4,617	165,196
733,603
Oil & Gas 3.4%
Apache Corp.	6,600	535,260
BP plc, ADR	2,274	112,222
ChevronTexaco Corp.	3,737	322,839
ConocoPhillips	3,724	244,183
Devon Energy Corp.	11,982	686,089
EOG Resources, Inc.	4,551	210,120
Exxon Mobil Corp.	17,937	735,417
Occidental Petroleum Corp.	8,132	343,496
XTO Energy, Inc.	24,524	694,029
3,883,655
FINANCIALS 10.0%
Capital Markets 2.7%
J.P. Morgan Chase & Co.	18,640	684,647
Merrill Lynch & Co., Inc.	17,774	1,042,445
Morgan Stanley	17,580	1,017,355
State Street Corp.	6,504	338,728
3,083,175
Commercial Banks 3.5%
Bank of America Corp.	12,616	1,014,705
Bank One Corp.	11,307	515,486
Hibernia Corp., Class A	6,535	153,638
National City Corp.	4,950	168,003
PNC Financial Services Group	3,030	165,832
SunTrust Banks, Inc.	4,691	335,407
U.S. Bancorp	25,107	747,686
Wells Fargo & Co.	16,606	977,927
4,078,684
Consumer Finance 0.8%
American Express Co.	20,361	982,011
Diversified Financial Services 1.9%
Citigroup, Inc.	44,134	2,142,265
Insurance 0.9%
Allstate Corp.	9,928	427,102
American International Group, Inc.	7,528	498,923
Mitsui Marine & Fire Insurance Co., Ltd.	16,000	131,423
1,057,448
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Thrifts & Mortgage Finance 0.2%
Sovereign Bancorp, Inc.	11,264	$ 267,520
HEALTH CARE 7.0%
Biotechnology 0.4%
Genentech, Inc. *	5,500	514,635
Health Care Equipment & Supplies 2.0%
Becton Dickinson & Co.	3,927	161,557
Guidant Corp.	8,700	523,740
Medtronic, Inc.	9,208	447,601
Saint Jude Medical, Inc. *	5,700	349,695
Stryker Corp.	5,400	459,054
Zimmer Holdings, Inc. *	4,900	344,960
2,286,607
Health Care Providers & Services 0.6%
Aetna, Inc.	5,101	344,726
AmerisourceBergen Corp.	5,261	295,405
Anthem, Inc. *	1,365	102,375
742,506
Pharmaceuticals 4.0%
Abbott Laboratories, Inc.	8,600	400,760
Astrazeneca plc, ADR (p)	8,000	387,040
Bristol-Myers Squibb Co.	11,223	320,978
Forest Laboratories, Inc. *	5,300	327,540
Merck & Co., Inc.	7,888	364,425
Pfizer, Inc.	41,917	1,480,928
Teva Pharmaceutical Industries, Ltd., ADR	5,500	311,905
Watson Pharmaceuticals, Inc. *	7,400	340,400
Wyeth	15,623	663,196
4,597,172
INDUSTRIALS 7.8%
Aerospace & Defense 1.0%
Boeing Co.	4,000	168,560
Honeywell International, Inc.	14,994	501,249
Lockheed Martin Corp.	4,074	209,404
Northrop Grumman Corp.	2,961	283,072
1,162,285
Commercial Services & Supplies 1.4%
Apollo Group, Inc., Class A *	7,300	496,400
Career Education Corp. *	7,800	312,546
Cendant Corp. *	17,500	389,725
Waste Management, Inc.	14,795	437,932
1,636,603
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Electrical Equipment 0.9%
Cooper Industries, Ltd., Class A	11,200	$ 648,816
Emerson Electric Co.	6,242	404,169
1,052,985
Industrial Conglomerates 1.8%
3M Co.	7,953	676,244
General Electric Co.	27,023	837,172
Tyco International, Ltd.	23,208	615,012
2,128,428
Machinery 2.4%
Caterpillar, Inc.	4,000	332,080
Deere & Co.	17,076	1,110,794
Illinois Tool Works, Inc.	7,082	594,251
Ingersoll-Rand Co., Ltd., Class A	3,965	269,144
Paccar, Inc.	2,000	170,240
SPX Corp. *	4,898	288,051
2,764,560
Road & Rail 0.3%
CSX Corp.	8,627	310,054
INFORMATION TECHNOLOGY 10.6%
Communications Equipment 2.6%
Cisco Systems, Inc. *	39,378	956,492
Nokia Corp., ADR	24,013	408,221
Nortel Networks Corp. *	75,000	317,250
QLogic Corp. *	8,000	412,800
QUALCOMM, Inc.	14,000	755,020
Research In Motion, Ltd. *	2,400	160,392
3,010,175
Computers & Peripherals 1.4%
Dell, Inc. *	18,000	611,280
Hewlett-Packard Co.	39,208	900,608
NEC Corp.	15,000	110,468
1,622,356
Electronic Equipment & Instruments 0.6%
Flextronics International, Ltd. *	26,600	394,744
Thermo Electron Corp. *	13,972	352,094
746,838
IT Services 0.7%
First Data Corp.	8,634	354,771
Paychex, Inc.	12,500	465,000
819,771
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Office Electronics 0.1%
Canon, Inc.	1,800	$ 83,838
Semiconductors & Semiconductor Equipment 2.8%
Altera Corp. *	18,000	408,600
Applied Materials, Inc. *	16,500	370,425
Intel Corp.	31,981	1,029,788
Lam Research Corp. *	13,000	419,900
Microchip Technology, Inc.	6,700	223,512
Texas Instruments, Inc.	25,155	739,054
3,191,279
Software 2.4%
Amdocs, Ltd. *	13,500	303,480
Cadence Design Systems, Inc. *	22,100	397,358
Intuit, Inc. *	9,000	476,190
Microsoft Corp.	38,677	1,065,165
Oracle Corp. *	43,200	570,240
2,812,433
MATERIALS 2.0%
Chemicals 0.5%
Ecolab, Inc.	8,500	232,645
PPG Industries, Inc.	6,330	405,247
637,892
Metals & Mining 1.1%
Alcoa, Inc.	4,500	171,000
Inco, Ltd. *	5,700	226,974
JFE Holdings, Inc.	4,500	122,859
Nucor Corp.	5,723	320,488
Peabody Energy Corp.	1,508	62,899
Phelps Dodge Corp. *	4,711	358,460
1,262,680
Paper & Forest Products 0.4%
International Paper Co.	9,558	412,045
TELECOMMUNICATION SERVICES 1.9%
Diversified Telecommunication Services 1.8%
ALLTEL Corp.	4,230	197,033
BellSouth Corp.	11,094	313,960
Centurytel, Inc.	7,918	258,285
SBC Communications, Inc.	22,883	596,560
Telefonos de Mexico SA de CV, ADR	4,644	153,391
Verizon Communications, Inc.	15,133	530,866
2,050,095
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunications Services 0.1%
NTT Mobile Communication Network, Inc.	47	$ 106,604
UTILITIES 1.2%
Electric Utilities 0.9%
Exelon Corp.	8,450	560,742
FPL Group, Inc.	5,777	377,931
Wisconsin Energy Corp.	4,002	133,867
1,072,540
Multi-Utilities & Unregulated Power 0.3%
SCANA Corp.	9,440	323,320
Total Common Stocks		65,164,538
SHORT-TERM INVESTMENTS 4.7%
MUTUAL FUND SHARES 4.7%
Evergreen Institutional U.S. Government Money Market Fund (o)	5,025,697	5,025,697
Navigator Prime Portfolio (pp)	396,000	396,000
Total Short-Term Investments		5,421,697
Total Investments (cost $105,005,325) 100.7%		116,811,035
Other Assets and Liabilities (0.7%)		(859,250)
Net Assets 100.0%		$ 115,951,785

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.
(v)	Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(n)	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
#	When-issued security
##	All or a portion of the security has been segregated for when-issued securities.

Summary of Abbreviations
ADR	American Depository Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets
Identified cost of securities	$ 105,005,325
Net unrealized gains on securities	11,805,710

Market value of securities	116,811,035
Foreign currency, at value (cost $804)	815
Receivable for securities sold	287,179
Principal paydown receivable	465
Dividends and interest receivable	499,517

Total assets	117,599,011

Liabilities
Payable for securities purchased	1,220,792
Payable for securities on loan	396,000
Advisory fee payable	4,741
Distribution Plan expenses payable	17
Due to other related parties	636
Accrued expenses and other liabilities	25,040

Total liabilities	1,647,226

Net assets	$ 115,951,785

Net assets represented by
Paid-in capital	$ 138,953,109
Overdistributed net investment income	(7,364)
Accumulated net realized losses on securities and foreign currency related transactions	(34,799,681)
Net unrealized gains on securities and foreign currency related transactions	11,805,721

Total net assets	$ 115,951,785

Net assets consists of
Class 1	$ 114,712,676
Class 2	1,239,109

Total net assets	$ 115,951,785

Shares outstanding
Class 1	8,799,332
Class 2	95,265

Net asset value per share
Class 1	$ 13.04
Class 2	$ 13.01

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment income
Interest	$ 2,082,653
Dividends (net of foreign witholding taxes of $1,239)	1,004,995

Total investment income	3,087,648

Expenses
Advisory fee	852,638
Distribution Plan expenses	1,229
Administrative services fee	114,448
Transfer agent fees	905
Trustees' fees and expenses	2,036
Printing and postage expenses	44,094
Custodian fees	28,678
Professional fees	15,402
Interest expense	2,524
Other	2,222

Total expenses	1,064,176
Less: Expense reductions	(466)

Net expenses	1,063,710

Net investment income	2,023,938

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized losses on:
Securities	(3,954,143)
Foreign currency related transactions	(37)

Net realized losses on securities and foreign currency related transactions	(3,954,180)
Net change in unrealized gains or losses on securities and foreign currency related transactions	17,271,702

Net realized and unrealized gains or losses on securities and foreign currency related transactions	13,317,522

Net increase in net assets resulting from operations	$ 15,341,460

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003		2002 (a) (b)

Operations
Net investment income		$ 2,023,938		$ 3,291,418
Net realized losses on securities and foreign currency related transactions		(3,954,180)		(11,886,160)
Net change in unrealized gains or losses on securities and foreign currency related transactions		17,271,702		(7,521,035)

Net increase (decrease) in net assets resulting from operations		15,341,460		(16,115,777)

Distributions to shareholders from
Net investment income
Class 1		(2,448,850)		(3,118,640)
Class 2		(24,181)		(4,239)

Total distributions to shareholders		(2,473,031)		(3,122,879)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	624,121	7,663,358	274,864	3,370,779
Class 2	77,834	974,136	41,017	475,196

		8,637,494		3,845,975

Net asset value of shares issued in reinvestment of distributions
Class 1	189,638	2,448,850	271,045	3,118,641
Class 2	1,876	24,181	369	4,238

		2,473,031		3,122,879

Payment for shares redeemed
Class 1	(3,425,368)	(39,591,909)	(2,615,914)	(31,344,818)
Class 2	(266)	(3,173)	(25,565)	(300,799)

		(39,595,082)		(31,645,617)

Net asset value of shares issued in acquisition
Class 1	0	0	582,837	7,146,006

Net decrease in net assets resulting from capital share transactions		(28,484,557)		(17,530,757)

Total decrease in net assets		(15,616,128)		(36,769,413)
Net assets
Beginning of period		131,567,913		168,337,326

End of period		$ 115,951,785		$ 131,567,913

Undistributed (overdistributed) net investment income		$ (7,364)		$ 2,500

(a) Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.
(b) For Class 2 shares, for the period from July 31, 2002 (commencement of class operations), to December 31, 2002.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Foundation Fund (the "Fund") is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such trans-

NOTES TO FINANCIAL STATEMENTS continued

actions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. When-issued and delayed delivery transactions

The Fund records when-issued securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales.

f. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

g. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

NOTES TO FINANCIAL STATEMENTS continued

h. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to mortgage paydown gains and losses.

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.745% of the Fund's average daily net assets.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the fixed income portion of the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2003, the Fund paid brokerage commissions of $79,570 to Wachovia Securities, LLC.

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. ACQUISITION

Effective on the close of business on June 14, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia Balanced Fund II in a tax-free exchange for Class 1 shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $530,313. The aggregate net assets of the Fund and the Wachovia Balanced Fund II immediately prior to the acquisition were $150,069,681 and $7,146,006, respectively. The aggregate net assets of the Fund immediately after the acquisition were $157,215,687.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended December 31, 2003:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$ 83,011,414	$ 76,879,050	$ 81,068,675	$ 95,776,897

During the year ended December 31, 2003, the Fund loaned securities to certain brokers. At December 31, 2003, the value of securities on loan and the value of collateral (including accrued interest) amounted to $387,040 and $396,000, respectively. During the year ended December 31, 2003, the Fund earned $1,441 in income from securities lending, which is included in dividend income on the Statement of Operations.

On December 31, 2003, the aggregate cost of securities for federal income tax purposes was $106,118,084. The gross unrealized appreciation and depreciation on securities based on tax cost was $11,962,421 and $1,269,470, respectively, with a net unrealized appreciation of $10,692,951.

As of December 31, 2003, the Fund had $33,686,911 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2007	2008	2009	2010	2011

$ 6,708	$ 5,122,604	$ 13,388,324	$ 8,868,655	$ 6,300,620

NOTES TO FINANCIAL STATEMENTS continued

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2003, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Overdistributed	Unrealized	Capital Loss
Ordinary Income	Appreciation	Carryover

$ 7,364	$ 10,692,951	$ 33,686,911

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid for the year ended December 31, 2003 and the year ended December 31, 2002 was $2,473,031 and $3,122,879, respectively, of ordinary income.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended December 31, 2003, the Fund had average borrowings outstanding of $136,432 at a rate of 1.85% and paid interest of $2,524.

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Foundation Fund, a series of Evergreen Variable Annuity Trust, as of December 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Foundation Fund as of December 31, 2003, and the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 6, 2004

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 36.99% of ordinary income dividends paid during the fiscal year ended December 31, 2003 qualified for the dividends received deduction.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (recruitment business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director, Middlesex Mutual Assurance Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc.; President and Chief Investment Officer, Evergreen Investment Management Company, LLC and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; Former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; Former Vice President and Counsel, Colonial Management Associates, Inc.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 93 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $248.2 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. For more complete information on the fund(s), including investment objective, risks, charges and expenses, please contact your financial advisor or call 800 . 343 . 2898, or visit Evergreeninvestments.com for a free prospectus. Read it carefully before you invest or send money.

*As of December 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003, Evergreen Investments was ranked third overall.

560855 rv1     1/2004

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen VA Growth and Income Fund

Evergreen VA Growth and Income Fund: Annual Report as of December 31, 2003

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
8	SCHEDULE OF INVESTMENTS
14	STATEMENT OF ASSETS AND LIABILITIES
15	STATEMENT OF OPERATIONS
16	STATEMENTS OF CHANGES IN NET ASSETS
17	NOTES TO FINANCIAL STATEMENTS
21	INDEPENDENT AUDITORS' REPORT
22	ADDITIONAL INFORMATION
24	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2004.

LETTER TO SHAREHOLDERS

February 2004

Dennis H. Ferro President and Chief Executive Officer

We are pleased to provide the annual report for the Evergreen VA Growth and Income Fund, which covers the 12-month period ended December 31, 2003.

After a rocky start, 2003 proved to be a refreshing experience for diversified investors. Fears over geopolitical uncertainties and the war in Iraq weighed on the markets early on, yet solid economic growth, rising corporate profits, and passage of the new tax law combined to significantly improve investor confidence as the year progressed. The absence of inflation and an extremely accommodative monetary policy stance from the Federal Reserve helped offset worries about employment growth, which managed to strengthen in the last few months of the year. In addition to the improving domestic environment, many global economies strengthened, providing a lift to their financial markets, too.

Investors entered the year hoping for an improvement in the performance of the financial markets. After three down years in equities and unusually strong performance in the Treasury markets, investors initially embraced the improving economic fundamentals. Growth in GDP and profits were becoming a trend again, causing Wall Street to begin the year on a high note. Unfortunately, the quick gains in equities were soon eliminated, as the uncertain geopolitical environment trounced investor confidence in both the economy and the financial markets. In addition to the quick reversal in equities, bonds gained as the first quarter progressed. Fears of war helped lead to a surge in the prices for oil and gold, while the dollar continued to lose ground against other major currencies.

Surprisingly, after the failure of diplomatic resolutions at the U.N. and the start of the war, the financial markets experienced a dramatic turnaround. Equities surged and the dollar rose in value. Treasuries pulled back, as did the prices for gold and oil. Apparently, the uncertainty of war was worse for investors than actual war itself. The positive momentum, brought on by clarity in Iraq, was sustained throughout the spring as improving economic data accompanied the rise in corporate profits.

1

LETTER TO SHAREHOLDERS continued

This dramatic shift in sentiment was enhanced by prospects for the new tax law, which was ultimately passed in late-May. The main provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 included a combination of short-term stimulus and incentives for capital spending. From an investment perspective, we believe the law will strengthen the foundation for long-term investment, as the potential exists for dividend yield to become a larger portion of total return possibilities. Indeed, more than 225 companies in the S&P 500 Index increased their dividends during 2003.

The financial markets were thrown a curveball right around the All-Star break, though, and the pitcher was none other than Alan Greenspan. After expressing his concerns about the "possibility of an unwelcome, substantial fall in inflation," the yield on the 10-year Treasury plunged to 3.1% in early June. Evidently, investors were convinced that deflation worries would cause the Fed to dramatically reduce their target for the federal funds rate. Yet when monetary policymakers reduced rates by a less than expected 25 basis points at the end of June, many bond investors became concerned. These concerns were heightened in mid-July when Chairman Greenspan testified to congressional banking committees that economic growth would likely exceed 4% in the coming year. Investors then quickly reasoned that rates weren't going to zero. The result was a 150 basis point climb in the yield on the 10-year Treasury, to 4.6%, in just a matter of weeks.

In response to this unfortunate experience, monetary policymakers have tried to take steps in order to keep the financial markets appraised of its intentions. The Fed has taken dramatic steps to improve the delivery of its message, with monetary policymakers frequently referring to terms such as "accommodative" and "considerable period" in a variety of speeches these past few months. In addition, the minutes of the October monetary policy meeting were released in early December, and the message from those notes stated that it could take until 2005 before all the slack in industrial capacity and the labor markets was properly absorbed. This helped drive rates lower, and stock prices higher, in the last few weeks of the year.

Stock investors were not the only beneficiaries of 2003, however. Despite the whirlwind tour last July, investors in the 10-year Treasury managed to eke out a positive return for the fourth consecutive year. The big winner in the fixed income markets, though, was the high yield sector, which saw total returns soar

2

LETTER TO SHAREHOLDERS continued

as the powerful combination of price appreciation and attractive yields rewarded risk-appropriate investors. The investment grade corporate bond market also generated solid returns for diversified portfolios, as investors increased their confidence in the balance sheets of corporate America.

The strength in domestic markets spread to international stock markets as well. Improving economies in Europe and an emerging recovery in Japan encouraged investment in these regions, as the strength in China's output generated profits for many companies throughout Asia. South American markets also performed very well, rising from a very difficult period for many of those economies. The weaker U.S. dollar and low interest rates enabled investors in international bonds to benefit from a combination of higher rates and currency translation.

We believe the environment remains favorable for investors with diversified portfolios. The U.S. economic recovery has continued to gather momentum, as business investment has picked up and consumers maintained spending at reasonable levels. We expect monetary policymakers to remain on the sidelines through the first half of the year, as inflation remains low and employment growth accelerates. We also believe corporate profit growth looks solid through the next twelve months as domestic and international demand improves. In our opinion, the bond market may likely be led by the investment grade corporate sector, as investors pursue companies with strong balance sheets and solid growth prospects. International markets may also respond favorably to the combination of attractive valuations and the improvement in global demand. As always, we recommend that investors attempt to participate in the financial markets from a fully diversified, long-term emphasis in their investment portfolios.

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of December 31, 2003

MANAGEMENT TEAM

Walter T. McCormick, CFA
Value Equity Team
Lead Manager

PERFORMANCE AND RETURNS1

Portfolio inception date: 3/1/1996

	Class 1	Class 2
Class inception date	3/1/1996	7/31/2002

Average annual return

1 year	30.14%	29.77%

5 year	2.71%	2.64%

Since portfolio inception	8.67%	8.63%

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Growth and Income Fund Class 1 shares,1 versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class 1 shares returned 30.14% for the twelve-month period ended December 31, 2003. During the same period, the fund's benchmark Russell 1000 Value Index (Russell 1000 Value) returned 30.03%.

After a slow start to the 2003 calendar year, the equity market rallied to its first positive finish in the past four years. The rebound was fueled by a potent combination of Fed induced liquidity, fiscal stimulus in the form of tax cuts and deficit spending. With interest rates and inflation at 50-year lows, the consumer carried the economy until late in the year when capital-spending activity began to recover. Against this backdrop, economically sensitive companies with high operating leverage demonstrated strong relative strength. In the wake of several years of cost cutting, these companies were well positioned to respond to revenue growth in an improving economy. Typical of a cyclical recovery, the best performance in the equity market came from lower quality "survivors", volatile and highly valued growth companies. In particular, small cap stocks dominated.

Taking advantage of market uncertainty surrounding the Iraq War, we raised technology and industrial sector weights in anticipation of incremental top line growth and the potential for substantial operating leverage. This non-consensus view, along with strong stock selection, contributed nicely to returns. Notable contributors to performance were Texas Instruments, Intel Corp., Altera Corp., Donaldson Company, Phelps Dodge and Tyco International Corp.

While still contributing positive absolute returns, several sectors detracted from relative performance during the year. With the exception of Gilead Sciences and Watson Pharmaceuticals, our exposure to large cap pharmaceutical companies, such as Pfizer, Johnson & Johnson, Merck and Bristol Myers hurt performance. Also, despite an underweight exposure versus the index, stock selection in consumer staples was hurt by the negative performance of Kraft Foods and ConAgra. On balance, however, the fund's full fiscal year performance was ahead of the Russell 1000 Value.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class' 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of December 31, 2003, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 1[1]	2003	2002	2001	2000	1999[2]
Net asset value, beginning of period	$11.86	$14.19	$16.46	$17.44	$15.58
Income from investment operations
Net investment income	0.10	0.14	0.06	0.02	0.07
Net realized and unrealized gains or losses on securities and foreign currency related transactions	3.47	-2.33	-2.07	-0.07	2.74
Total from investment operations	3.57	-2.19	-2.01	-0.05	2.81
Distributions to shareholders from
Net investment income	-0.09	-0.14	-0.06	-0.02	-0.06
Net realized gains	0	0[3]	-0.20	-0.91	-0.89
Total distributions to shareholders	-0.09	-0.14	-0.26	-0.93	-0.95
Net asset value, end of period	$15.34	$11.86	$14.19	$16.46	$17.44
Total return[4]	30.14%	-15.41%	-12.16%	-0.30%	18.57%
Ratios and supplemental data
Net assets, end of period (thousands)	$94,239	$48,262	$66,619	$85,645	$84,067
Ratios to average net assets
Expenses[5]	0.99%	0.93%	0.95%	1.01%	1.01%
Net investment income	1.18%	1.10%	0.41%	0.10%	0.44%
Portfolio turnover rate	30%	76%	30%	53%	66%

[1]   Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

[2]   Net investment income per share is based on average shares outstanding during the period.

[3]   Amount represents less than $0.005 per share.

[4]   Total return does not reflect charges attributable to your insurance company's separate account.

[5]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 2	2003	2002[1,2]
Net asset value, beginning of period	$11.86	$12.29
Income from investment operations
Net investment income	0.11	0.08
Net realized and unrealized gains or losses on securities and foreign currency related transactions	3.42	-0.37
Total from investment operations	3.53	-0.29
Distributions to shareholders from
Net investment income	-0.09	-0.14
Net asset value, end of period	$15.30	$11.86
Total return[3]	29.77%	-2.39%
Ratios and supplemental data
Net assets, end of period (thousands)	$24,131	$67
Ratios to average net assets
Expenses[4]	1.24%	1.21%[5]
Net investment income	1.12%	1.65%[5]
Portfolio turnover rate	30%	76%

[1]   For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

[2]   Net investment income per share is based on average shares outstanding during the period.

[3]   Total return does not reflect charges attributable to your insurance company's separate account.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[5]   Annualized

See Notes to Financial Statements

7

SCHEDULE OF INVESTMENTS

December 31, 2003

	Shares	Value

COMMON STOCKS 98.1%
CONSUMER DISCRETIONARY 9.1%
Automobiles 1.9%
General Motors Corp.	43,400	$ 2,317,560
Hotels, Restaurants & Leisure 0.3%
Harrah's Entertainment, Inc.	4,500	223,965
International Game Technology, Inc.	3,600	128,520
352,485
Leisure Equipment & Products 0.1%
Eastman Kodak Co.	3,400	87,278
Media 3.1%
Clear Channel Communications, Inc.	29,129	1,364,111
Comcast Corp., Class A *	18,746	612,683
Time Warner, Inc. *	6,100	109,739
Tribune Co.	9,416	485,866
Viacom, Inc., Class A	8,800	389,576
Viacom, Inc., Class B	16,100	714,518
3,676,493
Multi-line Retail 0.2%
Target Corp.	7,184	275,865
Specialty Retail 3.1%
Best Buy Co., Inc.	10,300	538,072
CarMax, Inc. *	17,900	553,647
Chico's FAS, Inc. *	5,700	210,615
Circuit City Stores, Inc.	9,800	99,274
Home Depot, Inc.	16,009	568,160
Lowe's Companies, Inc.	9,600	531,744
Office Depot, Inc. *	14,092	235,477
Pier 1 Imports, Inc.	3,500	76,510
Staples, Inc. *	9,600	262,080
TBC Corp. *	21,321	550,295
3,625,874
Textiles, Apparel & Luxury Goods 0.4%
Jones Apparel Group, Inc.	3,200	112,736
Nike, Inc., Class B	4,600	314,916
427,652
CONSUMER STAPLES 8.6%
Beverages 1.4%
Coca-Cola Co.	11,600	588,700
Pepsi Bottling Group, Inc.	13,713	331,580
PepsiCo, Inc.	15,590	726,806
1,647,086
See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food & Staples Retailing 1.0%
BJ's Wholesale Club, Inc. *	41,392	$ 950,360
Wal-Mart Stores, Inc.	4,100	217,505
1,167,865
Food Products 3.7%
General Mills, Inc.	24,211	1,096,758
H.J. Heinz Co.	55,100	2,007,293
Kraft Foods, Inc., Class A	40,000	1,288,800
4,392,851
Household Products 0.2%
Procter & Gamble Co.	2,054	205,154
Tobacco 2.3%
Altria Group, Inc.	48,300	2,628,486
Loews Corp. - Carolina Group	6,400	161,536
2,790,022
ENERGY 9.7%
Energy Equipment & Services 0.5%
Weatherford International, Ltd. *	15,900	572,400
Oil & Gas 9.2%
Apache Corp.	5,300	429,830
BP plc, ADR	32,164	1,587,294
ChevronTexaco Corp.	17,500	1,511,825
ConocoPhillips	41,639	2,730,269
Devon Energy Corp.	10,100	578,326
Exxon Mobil Corp.	69,500	2,849,500
Royal Dutch Petroleum Co., ADR	24,800	1,299,272
10,986,316
FINANCIALS 24.0%
Capital Markets 5.2%
American Capital Strategies, Ltd.	4,500	133,785
Bank of New York Co., Inc.	8,000	264,960
Goldman Sachs Group, Inc.	2,800	276,444
J.P. Morgan Chase & Co.	56,018	2,057,541
Legg Mason, Inc.	7,809	602,699
Mellon Financial Corp.	14,800	475,228
Merrill Lynch & Co., Inc.	15,000	879,750
Morgan Stanley	10,429	603,526
State Street Corp.	5,649	294,200
T. Rowe Price Group, Inc.	11,862	562,377
6,150,510
See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Commercial Banks 7.3%
Bank of America Corp.	7,500	$ 603,225
Comerica, Inc.	28,841	1,616,826
Fifth Third Bancorp	4,800	283,680
FleetBoston Financial Corp.	63,100	2,754,315
HSBC Holdings plc, ADR	2,583	203,592
Hudson United Bancorp	4,000	147,800
PNC Financial Services Group	15,800	864,734
U.S. Bancorp	33,095	985,569
Wells Fargo & Co.	19,822	1,167,318
8,627,059
Consumer Finance 0.8%
American Express Co.	20,000	964,600
Diversified Financial Services 2.9%
Citigroup, Inc.	69,714	3,383,918
Insurance 2.8%
Ace, Ltd.	14,900	617,158
Allstate Corp.	2,100	90,342
AMBAC Financial Group, Inc.	1,450	100,616
American International Group, Inc.	8,691	576,039
Chubb Corp.	6,951	473,363
Everest Reinsurance Group, Ltd.	2,300	194,580
Hartford Financial Services Group, Inc.	14,700	867,741
Marsh & McLennan Co.	5,900	282,551
Travelers Property Casualty Corp., Class B	8,700	147,639
3,350,029
Thrifts & Mortgage Finance 5.0%
Fannie Mae	45,400	3,407,724
Freddie Mac	26,300	1,533,816
PMI Group, Inc.	4,400	163,812
Washington Mutual, Inc.	20,000	802,400
5,907,752
HEALTH CARE 13.9%
Biotechnology 0.3%
Amgen, Inc. *	5,100	315,180
Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	70,000	2,136,400
Becton Dickinson & Co.	3,604	148,268
2,284,668
Health Care Providers & Services 1.6%
HCA-The Healthcare Corp.	40,300	1,731,288
Wellpoint Health Networks, Inc., Class A *	1,000	96,990
1,828,278
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals 10.1%
Abbott Laboratories, Inc.	9,667	$ 450,482
Bristol-Myers Squibb Co.	32,700	935,220
Eli Lilly & Co.	8,600	604,838
Johnson & Johnson Co.	31,040	1,603,526
Merck & Co., Inc.	39,200	1,811,040
Pfizer, Inc.	110,056	3,888,279
Watson Pharmaceuticals, Inc. *	5,300	243,800
Wyeth	58,175	2,469,529
12,006,714
INDUSTRIALS 11.4%
Aerospace & Defense 1.1%
Boeing Co.	6,903	290,893
Honeywell International, Inc.	13,249	442,914
United Technologies Corp.	6,900	653,913
1,387,720
Air Freight & Logistics 0.9%
Ryder System, Inc.	25,139	858,497
United Parcel Service, Inc., Class B	2,893	215,673
1,074,170
Industrial Conglomerates 1.9%
3M Co.	4,430	376,683
General Electric Co.	40,524	1,255,433
Tyco International, Ltd.	22,300	590,950
2,223,066
Machinery 6.9%
AGCO Corp. *	33,600	676,704
Caterpillar, Inc.	7,300	606,046
Deere & Co.	13,746	894,177
Donaldson Co., Inc.	15,800	934,728
Dover Corp.	29,260	1,163,085
ITT Industries, Inc.	12,140	900,910
Navistar International Corp. *	28,735	1,376,119
Oshkosh Truck Corp.	2,800	142,884
Paccar, Inc.	2,800	238,336
SPX Corp. *	17,600	1,035,056
Timken Co.	8,700	174,522
8,142,567
Road & Rail 0.6%
Burlington Northern Santa Fe Corp.	5,000	161,750
Laidlaw International, Inc. *	21,038	290,956
Union Pacific Corp.	3,511	243,944
696,650
See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 11.8%
Communications Equipment 1.7%
Cisco Systems, Inc. *	34,448	$ 836,742
Lucent Technologies, Inc. *	103,426	293,730
Nokia Corp., ADR	16,556	281,452
Nortel Networks Corp. *	132,900	562,167
1,974,091
Computers & Peripherals 1.2%
Hewlett-Packard Co.	9,300	213,621
International Business Machines Corp.	7,054	653,765
Lexmark International Group, Inc., Class A *	7,500	589,800
1,457,186
Electronic Equipment & Instruments 0.4%
Flextronics International, Ltd. *	18,600	276,024
Jabil Circuit, Inc. *	7,800	220,740
496,764
IT Services 0.5%
First Data Corp.	14,300	587,587
Semiconductors & Semiconductor Equipment 3.3%
Altera Corp. *	48,300	1,096,410
Intel Corp.	9,030	290,766
KLA-Tencor Corp. *	9,909	581,361
Texas Instruments, Inc.	65,976	1,938,375
3,906,912
Software 4.7%
Autodesk, Inc.	7,246	178,106
Cadence Design Systems, Inc. *	47,461	853,349
Intuit, Inc. *	8,770	464,021
Microsoft Corp.	63,700	1,754,298
Oracle Corp. *	175,900	2,321,880
5,571,654
MATERIALS 4.3%
Chemicals 2.5%
Air Products & Chemicals, Inc.	22,239	1,174,886
Ecolab, Inc.	21,300	582,981
Lyondell Chemical Co.	49,682	842,110
Praxair, Inc.	7,800	297,960
2,897,937
Containers & Packaging 0.3%
Ball Corp.	1,800	107,226
Pactiv Corp. *	12,525	299,347
406,573
See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Metals & Mining 1.5%
Alcoa, Inc.	9,800	$ 372,400
AngloGold, Ltd., ADR	4,092	191,096
Arch Coal, Inc.	6,962	217,006
Freeport-McMoRan Copper & Gold, Inc., Class B	4,382	184,614
Massey Energy Corp.	9,000	187,200
Phelps Dodge Corp. *	8,056	612,981
1,765,297
TELECOMMUNICATION SERVICES 3.0%
Diversified Telecommunication Services 2.2%
Centurytel, Inc.	17,800	580,636
Chunghwa Telecom Co., Ltd., ADR *	12,400	179,800
SBC Communications, Inc.	40,800	1,063,656
Verizon Communications, Inc.	22,000	771,760
2,595,852
Wireless Telecommunications Services 0.8%
AT&T Wireless Services, Inc. *	116,503	930,859
UTILITIES 2.3%
Electric Utilities 2.0%
Cinergy Corp.	7,600	294,956
Dominion Resources, Inc.	7,504	478,980
Exelon Corp.	8,800	583,968
FirstEnergy Corp.	16,215	570,768
TXU Corp.	19,900	472,028
2,400,700
Multi-Utilities & Unregulated Power 0.3%
Public Service Enterprise Group, Inc.	7,743	339,144
Total Common Stocks		116,198,338
RIGHTS 0.0%
FINANCIALS 0.0%
Thrifts & Mortgage Finance 0.0%
Bank United Corp.	13,500	1,620
SHORT-TERM INVESTMENTS 2.3%
MUTUAL FUND SHARES 2.3%
Evergreen Institutional U.S. Government Money Market Fund (o)	2,682,859	2,682,859
Total Investments (cost $102,983,480) 100.4%		118,882,817
Other Assets and Liabilities (0.4%)		(513,225)
Net Assets 100.0%		$ 118,369,592

*	Non-income producing security
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
Summary of Abbreviations
ADR	American Depository Receipt
See Notes to Financial Statements

13

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets
Identified cost of securities	$ 102,983,480
Net unrealized gains on securities	15,899,337

Market value of securities	118,882,817
Receivable for securities sold	315,172
Dividends receivable	255,884

Total assets	119,453,873

Liabilities
Payable for securities purchased	1,044,222
Advisory fee payable	4,848
Distribution Plan expenses payable	329
Due to other related parties	646
Accrued expenses and other liabilities	34,236

Total liabilities	1,084,281

Net assets	$ 118,369,592

Net assets represented by
Paid-in capital	$ 123,052,718
Overdistributed net investment income	(5,396)
Accumulated net realized losses on securities and foreign currency related transactions	(20,577,067)
Net unrealized gains on securities	15,899,337

Total net assets	$ 118,369,592

Net assets consists of
Class 1	$ 94,238,845
Class 2	24,130,747

Total net assets	$ 118,369,592

Shares outstanding
Class 1	6,142,066
Class 2	1,576,819

Net asset value per share
Class 1	$ 15.34
Class 2	$ 15.30

See Notes to Financial Statements

14

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment income
Dividends (net of foreign witholding taxes of $7,993)	$ 1,079,008

Expenses
Advisory fee	371,215
Distribution Plan expenses	4,345
Administrative services fee	49,495
Transfer agent fees	614
Trustees' fees and expenses	855
Printing and postage expenses	22,007
Custodian fees	13,014
Professional fees	17,208
Interest expense	1,119
Other	16,423

Total expenses	496,295
Less: Expense reductions	(125)

Net expenses	496,170

Net investment income	582,838

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains on:
Securities	1,215,875
Foreign currency related transactions	255

Net realized gains on securities and foreign currency related transactions	1,216,130
Net change in unrealized gains or losses on securities	12,729,830

Net realized and unrealized gains or losses on securities	13,945,960

Net increase in net assets resulting from operations	$ 14,528,798

See Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003		2002(a)(b)

Operations
Net investment income		$ 582,838		$ 634,146
Net realized gains or losses on securities and foreign currency related transactions		1,216,130		(8,579,459)
Net change in unrealized gains or losses on securities		12,729,830		(1,816,094)

Net increase (decrease) in net assets resulting from operations		14,528,798		(9,761,407)

Distributions to shareholders from
Net investment income
Class 1		(499,294)		(580,808)
Class 2		(107,710)		(573)
Net realized gains
Class 1		0		(3,216)

Total distributions to shareholders		(607,004)		(584,597)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	237,122	3,293,482	140,074	1,852,977
Class 2	141,010	2,051,436	5,939	71,301

		5,344,918		1,924,278

Net asset value of shares issued in reinvestment of distributions
Class 1	34,217	499,294	48,883	584,024
Class 2	7,197	107,710	48	573

		607,004		584,597

Payment for shares redeemed
Class 1	(1,101,951)	(13,337,110)	(814,585)	(10,448,916)
Class 2	(15,564)	(219,650)	(342)	(3,937)

		(13,556,760)		(10,452,853)

Net asset value of shares issued in acquisition
Class 1	2,904,240	42,652,070	0	0
Class 2	1,438,531	21,071,677	0	0

		63,723,747		0

Net increase (decrease) in net assets resulting from capital share transactions		56,118,909		(7,943,978)

Total increase (decrease) in net assets		70,040,703		(18,289,982)
Net assets
Beginning of period		48,328,889		66,618,871

End of period		$ 118,369,592		$ 48,328,889

Undistributed (overdistributed) net investment income		$ (5,396)		$ 47,072

(a) Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.
(b) For Class 2 shares, for the period from July 31, 2002 (commencement of class operations), to December 31, 2002.
See Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Growth and Income Fund (the "Fund") is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at

17

NOTES TO FINANCIAL STATEMENTS continued

least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain capital loss carryovers assumed as a result of acquisitions and dividends paid through share redemptions.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.75% and declining to 0.70% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

18

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2003, the Fund paid brokerage commissions of $47,633 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2.

5. ACQUISITION

Effective at the close of business on December 5, 2003, the Fund acquired substantially all the assets and assumed certain liabilities of VA Capital Growth Fund in a tax-free exchange for Class 1 and Class 2 shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $4,395,565. The aggregate net assets of the Fund and VA Capital Growth Fund immediately prior to the acquisition were $47,742,729 and $63,723,747, respectively. The aggregate net assets of the Fund immediately after the acquisition were $111,466,476.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $14,561,934 and $61,273,863, respectively, for the year ended December 31, 2003.

During the year ended December 31, 2003, the Fund loaned securities to certain brokers and earned $3,008 in income from securities lending which is included in dividend income on the Statement of Operations. As of December 31, 2003, the Fund had no securities on loan.

On December 31, 2003, the aggregate cost of securities for federal income tax purposes was $102,983,480. The gross unrealized appreciation and depreciation on securities based on tax cost was $16,701,207 and $801,870, respectively, with a net unrealized appreciation of $15,899,337.

19

NOTES TO FINANCIAL STATEMENTS continued

As of December 31, 2003, the Fund had $20,577,067 in capital loss carryovers for federal income tax purposes with $10,141,434 expiring in 2009 and $10,435,633 expiring in 2010.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2003 the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Overdistributed	Unrealized	Capital Loss
Ordinary Income	Appreciation	Carryover

$5,396	$15,899,337	$20,577,067

The tax character of distributions paid was as follows:

	Year Ended December 31,
	2003	2002

Ordinary Income	$ 636,229	$ 581,563
Long-term Capital Gain	0	3,034

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended December 31, 2003, the Fund had average borrowings outstanding of $60,815 at a rate of 1.84% and paid interest of $1,119.

20

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Growth and Income Fund, a series of Evergreen Variable Annuity Trust, as of December 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Growth and Income Fund as of December 31, 2003, and the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 6, 2004

21

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100.00% of ordinary income dividends paid during the fiscal year ended December 31, 2003 qualified for the dividends received deduction.

22

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23

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (recruitment business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

24

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director, Middlesex Mutual Assurance Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc.; President and Chief Investment Officer, Evergreen Investment Management Company, LLC and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; Former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; Former Vice President and Counsel, Colonial Management Associates, Inc.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 93 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

25

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $248.2 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. For more complete information on the fund(s), including investment objective, risks, charges and expenses, please contact your financial advisor or call 800 . 343 . 2898, or visit Evergreeninvestments.com for a free prospectus. Read it carefully before you invest or send money.

*As of December 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003, Evergreen Investments was ranked third overall.

560858 rv1   1/2004

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen VA Growth Fund

Evergreen VA Growth Fund: Annual Report as of December 31, 2003

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
8	SCHEDULE OF INVESTMENTS
14	STATEMENT OF ASSETS AND LIABILITIES
15	STATEMENT OF OPERATIONS
16	STATEMENTS OF CHANGES IN NET ASSETS
17	NOTES TO FINANCIAL STATEMENTS
21	INDEPENDENT AUDITORS' REPORT
24	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2004.

LETTER TO SHAREHOLDERS

February 2004

Dennis H. Ferro President and Chief Executive Officer

We are pleased to provide the annual report for the Evergreen VA Growth Fund, which covers the 12-month period ended December 31, 2003.

After a rocky start, 2003 proved to be a refreshing experience for diversified investors. Fears over geopolitical uncertainties and the war in Iraq weighed on the markets early on, yet solid economic growth, rising corporate profits, and passage of the new tax law combined to significantly improve investor confidence as the year progressed. The absence of inflation and an extremely accommodative monetary policy stance from the Federal Reserve helped offset worries about employment growth, which managed to strengthen in the last few months of the year. In addition to the improving domestic environment, many global economies strengthened, providing a lift to their financial markets, too.

Investors entered the year hoping for an improvement in the performance of the financial markets. After three down years in equities and unusually strong performance in the Treasury markets, investors initially embraced the improving economic fundamentals. Growth in GDP and profits were becoming a trend again, causing Wall Street to begin the year on a high note. Unfortunately, the quick gains in equities were soon eliminated, as the uncertain geopolitical environment trounced investor confidence in both the economy and the financial markets. In addition to the quick reversal in equities, bonds gained as the first quarter progressed. Fears of war helped lead to a surge in the prices for oil and gold, while the dollar continued to lose ground against other major currencies.

Surprisingly, after the failure of diplomatic resolutions at the U.N. and the start of the war, the financial markets experienced a dramatic turnaround. Equities surged and the dollar rose in value. Treasuries pulled back, as did the prices for gold and oil. Apparently, the uncertainty of war was worse for investors than actual war itself. The positive momentum, brought on by clarity in Iraq, was sustained throughout the spring as improving economic data accompanied the rise in corporate profits.

1

LETTER TO SHAREHOLDERS continued

This dramatic shift in sentiment was enhanced by prospects for the new tax law, which was ultimately passed in late-May. The main provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 included a combination of short-term stimulus and incentives for capital spending. From an investment perspective, we believe the law will strengthen the foundation for long-term investment, as the potential exists for dividend yield to become a larger portion of total return possibilities. Indeed, more than 225 companies in the S&P 500 Index increased their dividends during 2003.

The financial markets were thrown a curveball right around the All-Star break, though, and the pitcher was none other than Alan Greenspan. After expressing his concerns about the "possibility of an unwelcome, substantial fall in inflation," the yield on the 10-year Treasury plunged to 3.1% in early June. Evidently, investors were convinced that deflation worries would cause the Fed to dramatically reduce their target for the federal funds rate. Yet when monetary policymakers reduced rates by a less than expected 25 basis points at the end of June, many bond investors became concerned. These concerns were heightened in mid-July when Chairman Greenspan testified to congressional banking committees that economic growth would likely exceed 4% in the coming year. Investors then quickly reasoned that rates weren't going to zero. The result was a 150 basis point climb in the yield on the 10-year Treasury, to 4.6%, in just a matter of weeks.

In response to this unfortunate experience, monetary policymakers have tried to take steps in order to keep the financial markets appraised of its intentions. The Fed has taken dramatic steps to improve the delivery of its message, with monetary policymakers frequently referring to terms such as "accommodative" and "considerable period" in a variety of speeches these past few months. In addition, the minutes of the October monetary policy meeting were released in early December, and the message from those notes stated that it could take until 2005 before all the slack in industrial capacity and the labor markets was properly absorbed. This helped drive rates lower, and stock prices higher, in the last few weeks of the year.

Stock investors were not the only beneficiaries of 2003, however. Despite the whirlwind tour last July, investors in the 10-year Treasury managed to eke out a positive return for the fourth consecutive year. The big winner in the fixed income markets, though, was the high yield sector, which saw total returns soar

2

LETTER TO SHAREHOLDERS continued

as the powerful combination of price appreciation and attractive yields rewarded risk-appropriate investors. The investment grade corporate bond market also generated solid returns for diversified portfolios, as investors increased their confidence in the balance sheets of corporate America.

The strength in domestic markets spread to international stock markets as well. Improving economies in Europe and an emerging recovery in Japan encouraged investment in these regions, as the strength in China's output generated profits for many companies throughout Asia. South American markets also performed very well, rising from a very difficult period for many of those economies. The weaker U.S. dollar and low interest rates enabled investors in international bonds to benefit from a combination of higher rates and currency translation.

We believe the environment remains favorable for investors with diversified portfolios. The U.S. economic recovery has continued to gather momentum, as business investment has picked up and consumers maintained spending at reasonable levels. We expect monetary policymakers to remain on the sidelines through the first half of the year, as inflation remains low and employment growth accelerates. We also believe corporate profit growth looks solid through the next twelve months as domestic and international demand improves. In our opinion, the bond market may likely be led by the investment grade corporate sector, as investors pursue companies with strong balance sheets and solid growth prospects. International markets may also respond favorably to the combination of attractive valuations and the improvement in global demand. As always, we recommend that investors attempt to participate in the financial markets from a fully diversified, long-term emphasis in their investment portfolios.

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of December 31, 2003

MANAGEMENT TEAM

Theodore W. Price, CFA
Small Cap Growth Team
Lead Manager

PERFORMANCE AND RETURNS1

Portfolio inception date: 3/3/1998

	Class 1	Class 2
Class inception date	3/3/1998	7/31/2002

Average annual return

1 year	38.99%	38.69%

5 year	5.41%	5.34%

Since portfolio inception	3.08%	3.02%

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Growth Fund Class 1 shares,1 versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class 1 shares returned 38.99% for the twelve-month period ended December 31, 2003. During the same period, the fund's benchmark Russell 2000 Growth Index (Russell 2000 Growth) returned 48.54%.

The overall small cap market, during the twelve months ended December 31, 2003, was marked by extraordinary performance among the smallest and most volatile companies. These companies were those that, for the most part, had performed poorly over the previous two years.

The best contributors to performance of the fund came in the energy industry where the fund was significantly overweighted. Over the course of the year, it became apparent that there was less natural gas being replaced by drilling success than was being used. As a consequence, natural gas prices, and energy prices in general, rose throughout the calendar year. Another contributor was the fund's relative overweighting in telecom stocks. The better-capitalized wire line service and equipment companies were good investments in 2003. Lastly, the fund's overweighted consumer discretionary industry stocks were another area of strong performance. Tax rebates, lower income tax prospects and low interest rates accelerated consumer spending and bolstered consumer confidence.

The greatest detraction from fund performance in the fiscal year ended 2003 came about as a result of the fund's relative overweighting in the information technology industry for much of the year. The Russell 2000 Growth's performance in technology was concentrated in the smallest and poorest quality stocks.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class' 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns for Class 2 would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of December 31, 2003, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 1[1]	2003[2]	2002[2]	2001	2000[3]	1999[3]
Net asset value, beginning of period	$8.72	$11.93	$15.71	$13.87	$11.46
Income from investment operations
Net investment loss	-0.08	-0.07	-0.06	-0.04	-0.07
Net realized and unrealized gains or losses on securities	3.48	-3.14	-1.42	1.88	2.50
Total from investment operations	3.40	-3.21	-1.48	1.84	2.43
Distributions to shareholders from
Net investment income	0	0	0	0	-0.02
Net realized gains	0	0	-2.30	0	0
Total distributions to shareholders	0	0	-2.30	0	-0.02
Net asset value, end of period	$12.12	$8.72	$11.93	$15.71	$13.87
Total return[4]	38.99%	-26.91%	-6.68%	13.27%	21.21%
Ratios and supplemental data
Net assets, end of period (thousands)	$19,855	$14,095	$17,505	$20,266	$15,888
Ratios to average net assets
Expenses[5]	1.00%	0.97%	0.90%	0.77%	1.33%
Net investment income (loss)	-0.75%	-0.69%	-0.48%	0.24%	-0.67%
Portfolio turnover rate	118%	94%	99%	144%	143%

[1]   Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

[2]   Net investment loss per share is based on average shares outstanding during the period.

[3]   Effective February 1, 2000, shareholders of Mentor VIP Growth Portfolio became owners of that number of full and fractional shares of Evergreen VA Growth Fund. As Mentor VIP Growth Portfolio contributed the majority of assets and shareholders to Evergreen VA Growth Fund, its accounting and performance history has been carried forward.

[4]   Total return does not reflect charges attributable to your insurance company's separate account.

[5]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 2	2003[1]	2002[1,2]
Net asset value, beginning of period	$8.71	$8.79
Income from investment operations
Net investment loss	-0.11	-0.03
Net realized and unrealized gains or losses on securities	3.48	-0.05
Total from investment operations	3.37	-0.08
Net asset value, end of period	$12.08	$8.71
Total return[3]	38.69%	-0.91%
Ratios and supplemental data
Net assets, end of period (thousands)	$2,570	$264
Ratios to average net assets
Expenses[4]	1.26%	1.20%[5]
Net investment loss	-1.03%	-0.87%[5]
Portfolio turnover rate	118%	94%

[1]   Net investment loss per share is based on average shares outstanding during the period.

[2]   For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

[3]   Total return does not reflect charges attributable to your insurance company's separate account.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[5]   Annualized

See Notes to Financial Statements

7

SCHEDULE OF INVESTMENTS

December 31, 2003

	Shares	Value

COMMON STOCKS 94.8%
CONSUMER DISCRETIONARY 18.3%
Automobiles 0.6%
Monaco Coach Corp. *	5,750	$ 136,850
Distributors 0.8%
Hughes Supply, Inc.	3,800	188,556
Hotels, Restaurants & Leisure 3.8%
Applebee's International, Inc.	3,175	124,682
Extended Stay America, Inc.	9,200	133,216
P.F. Chang's China Bistro, Inc. *	2,400	122,112
Penn National Gaming, Inc. *	4,450	102,706
Rare Hospitality International, Inc. *	4,000	97,760
Ruby Tuesday, Inc.	4,250	121,083
Shuffle Master, Inc. *	4,550	157,521
859,080
Household Durables 0.5%
Select Comfort Corp. *	4,900	121,324
Leisure Equipment & Products 1.5%
LeapFrog Enterprises, Inc. *	4,400	116,732
Marvel Enterprises, Inc. *	4,200	122,262
SCP Pool Corp. *	2,950	96,406
335,400
Media 3.1%
Cumulus Media, Inc., Class A *	9,400	206,800
Radio One, Inc., Class D *	11,650	224,845
Sonic Solutions *	5,100	78,030
Spanish Broadcasting System, Inc., Class A *	16,600	174,300
683,975
Specialty Retail 8.0%
America's Car-Mart, Inc. *	3,800	102,296
Ann Taylor Stores Corp. *	3,200	124,800
Barnes & Noble, Inc. *	3,700	121,545
Cost Plus, Inc. *	2,800	114,800
Guitar Center, Inc. *	5,700	185,706
Gymboree Corp. *	7,400	127,502
Hibbett Sporting Goods, Inc. *	4,325	128,885
Hot Topic, Inc. *	4,100	120,786
Linens 'n Things, Inc. *	4,850	145,888
Michaels Stores, Inc.	3,100	137,020
Monro Muffler Brake, Inc. *	5,250	105,052
Pacific Sunwear of California, Inc. *	5,700	120,384
Steiner Leisure, Ltd. *	7,300	104,390
West Marine, Inc. *	5,300	147,393
1,786,447
See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES 0.5%
Food & Staples Retailing 0.5%
United Natural Foods, Inc. *	2,900	$ 104,139
ENERGY 5.2%
Energy Equipment & Services 2.0%
Grey Wolf, Inc. *	30,600	114,444
Oceaneering International, Inc. *	1,000	28,000
Superior Energy Services, Inc. *	10,250	96,350
Unit Corp. *	8,700	204,885
443,679
Oil & Gas 3.2%
Chesapeake Energy Corp.	4,350	59,073
Comstock Resources, Inc. *	7,400	142,820
Evergreen Resources *	3,700	120,287
Ultra Petroleum Corp. *	16,150	397,613
719,793
FINANCIALS 8.5%
Capital Markets 0.7%
Investors Financial Services Corp.	4,050	155,560
Commercial Banks 3.1%
Alabama National BanCorp.	2,200	115,610
Boston Private Financial Holdings, Inc.	6,250	155,250
Dime Community Bancorp, Inc.	3,700	113,812
East West Bancorp, Inc.	3,139	168,502
Southwest Bancorp of Texas, Inc.	3,700	143,745
696,919
Consumer Finance 0.6%
ASTA Funding, Inc.	4,297	147,172
Insurance 2.5%
Argonaut Group, Inc.	5,100	79,254
HCC Insurance Holdings, Inc.	4,050	128,790
Hub International, Ltd.	4,200	70,392
Markel Corp. *	850	215,484
U.S.I. Holdings Corp. *	5,061	66,046
559,966
Real Estate 0.5%
WCI Communities, Inc. *	5,008	103,215
Thrifts & Mortgage Finance 1.1%
BankUnited Financial Corp. *	4,800	123,792
NetBank, Inc.	8,950	119,482
243,274
See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
HEALTH CARE 15.2%
Biotechnology 3.7%
Celgene Corp. *	3,300	$ 148,566
Genta, Inc. *	6,400	66,624
Martek Biosciences Corp. *	3,650	237,140
Neurocrine Biosciences, Inc. *	2,200	119,988
ONYX Pharmaceuticals, Inc. *	4,500	127,035
Telik, Inc. *	5,950	136,910
836,263
Health Care Equipment & Supplies 5.9%
Advanced Neuromodulation Systems *	3,950	181,621
American Medical Systems Holdings, Inc. *	5,550	120,990
Cyberonics, Inc. *	6,500	208,065
Digene Corp. *	4,100	164,410
Inamed Corp. *	1,050	50,463
Kensey Nash Corp. *	5,700	132,525
Osteotech, Inc. *	13,100	115,280
Respironics, Inc. *	3,950	178,105
Wilson Greatbatch Technologies, Inc. *	4,150	175,421
1,326,880
Health Care Providers & Services 2.8%
Advisory Board Co. *	1,700	59,347
Amsurg Corp. *	3,200	121,248
LabOne, Inc. *	4,200	136,374
Pediatrix Medical Group, Inc. *	2,600	143,234
Select Medical Corp.	11,000	179,080
639,283
Pharmaceuticals 2.8%
AtheroGenics, Inc. *	9,500	142,025
Bradley Pharmaceuticals, Inc., Class A *	4,400	111,892
Medicines Co. *	3,500	103,110
Medicis Pharmaceutical Corp., Class A	1,950	139,035
Pharmaceutical Resources, Inc. *	1,900	123,785
619,847
INDUSTRIALS 13.2%
Aerospace & Defense 0.6%
Cubic Corp.	5,600	128,800
Air Freight & Logistics 0.8%
UTI Worldwide, Inc.	4,450	168,789
Airlines 2.0%
Continental Airlines, Inc., Class B *	6,800	110,636
Frontier Airlines, Inc. *	9,800	139,748
Pinnacle Airlines Corp. *	4,288	59,560
Skywest, Inc.	7,150	129,558
439,502
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Commercial Services & Supplies 3.5%
Education Management Corp. *	4,600	$ 142,784
Heidrick & Struggles International, Inc. *	5,900	128,620
Kelly Services, Inc., Class A	3,900	111,306
Kforce, Inc. *	13,400	125,156
Kroll, Inc. *	6,900	179,400
Stericycle, Inc. *	2,250	105,075
792,341
Electrical Equipment 2.5%
A.O. Smith Corp.	5,900	206,795
Ametek, Inc.	2,900	139,954
Power-One, Inc. *	19,050	206,311
553,060
Machinery 1.2%
Kennametal, Inc.	5,100	202,725
Nordson Corp.	2,100	72,513
275,238
Road & Rail 1.4%
Covenant Transport, Inc., Class A *	5,100	96,951
Forward Air Corp. *	900	24,750
Landstar Systems, Inc. *	3,800	144,552
P.A.M. Transportation Services, Inc. *	2,476	52,813
319,066
Trading Companies & Distributors 0.9%
MSC Industrial Direct Co., Inc., Class A	7,450	204,875
Transportation Infrastructure 0.3%
Overnite Corp. *	3,380	76,895
INFORMATION TECHNOLOGY 32.3%
Communications Equipment 4.3%
Andrew Corp. *	14,500	166,895
F5 Networks, Inc. *	6,800	170,680
Foundry Networks, Inc. *	7,200	196,992
NetSolve, Inc. *	18,500	149,850
Packeteer, Inc. *	2,700	45,846
QLogic Corp. *	1,750	90,300
Sonus Networks, Inc. *	19,000	143,640
964,203
Computers & Peripherals 1.5%
Applied Films Corp. *	6,400	211,328
Avid Technology, Inc. *	2,500	120,000
331,328
See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment & Instruments 4.1%
Aeroflex, Inc. *	16,400	$ 191,716
Agile Software Corp. *	22,900	226,710
Benchmark Electronics, Inc. *	7,125	248,021
Komag, Inc. *	4,498	65,806
Parlex Corp. *	8,790	69,529
RSA Security, Inc. *	8,300	117,860
919,642
Internet Software & Services 3.8%
Altiris, Inc. *	2,172	79,234
Digital River, Inc. *	5,600	123,760
eFunds Corp. *	9,100	157,885
Equinix, Inc. *	5,578	157,300
GSI Commerce, Inc. *	6,700	65,399
Interwoven, Inc. *	6,700	84,688
NIC, Inc. *	8,400	67,452
Retek, Inc. *	13,100	121,568
857,286
IT Services 4.3%
Alliance Data Systems Corp. *	6,750	186,840
Anteon International Corp. *	3,050	109,953
Cognizant Technology Solutions Corp., Class A *	2,700	123,228
Diamondcluster International, Inc., Class A *	12,200	124,440
Global Payments, Inc.	4,350	204,972
ManTech International Corp., Class A *	2,700	67,365
MPS Group, Inc. *	16,250	151,937
968,735
Machinery 0.9%
Actuant Corp., Class A *	5,900	213,580
Semiconductors & Semiconductor Equipment 9.4%
Asyst Technologies, Inc. *	8,800	152,680
ATMI, Inc. *	6,150	142,311
August Technology Corp. *	4,100	76,055
Cymer, Inc. *	3,100	143,189
ESS Technology, Inc. *	5,400	91,854
Exar Corp. *	13,850	236,558
Formfactor, Inc. *	2,619	51,856
Genesis Microchip, Inc. *	4,600	82,984
Integrated Circuit System, Inc. *	2,350	66,952
LTX Corp. *	16,800	252,504
Micrel, Inc. *	12,750	198,645
Monolithic Systems Technology, Inc. *	13,100	112,005
Pixelworks, Inc. *	6,600	72,864
See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment continued
Power Integrations, Inc. *	1,750	$ 58,555
Semtech Corp. *	7,400	168,202
Silicon Storage Technology, Inc. *	6,400	70,400
Sipex Corp. *	15,700	121,047
2,098,661
Software 4.0%
ANSYS, Inc. *	2,900	115,130
Aspen Technology, Inc. *	2,600	26,676
Callidus Software, Inc. *	1,000	17,690
Concur Technologies, Inc. *	6,400	61,952
E.piphany, Inc. *	15,800	113,918
Kronos, Inc. *	3,100	122,791
Micromuse, Inc. *	16,900	116,610
MicroStrategy, Inc., Class A *	1,700	89,216
Moldflow Corp. *	15,900	180,465
Vastera, Inc. *	13,300	53,200
897,648
TELECOMMUNICATION SERVICES 1.6%
Diversified Telecommunication Services 0.7%
Time Warner Telecom, Inc., Class A *	15,400	156,002
Wireless Telecommunications Services 0.9%
Nextel Partners, Inc., Class A *	14,700	197,715
Total Common Stocks		21,270,988
SHORT-TERM INVESTMENTS 6.9%
MUTUAL FUND SHARES 6.9%
Evergreen Institutional Money Market Fund (o)	1,537,453	1,537,453
Total Investments (cost $18,022,609) 101.7%		22,808,441
Other Assets and Liabilities (1.7%)		(383,847)
Net Assets 100.0%		$ 22,424,594

*	Non-income producing security
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
See Notes to Financial Statements

13

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets
Identified cost of securities	$ 18,022,609
Net unrealized gains on securities	4,785,832

Market value of securities	22,808,441
Dividends receivable	3,355
Prepaid expenses and other assets	829

Total assets	22,812,625

Liabilities
Payable for securities purchased	375,736
Advisory fee payable	798
Distribution Plan expenses payable	35
Due to other related parties	124
Accrued expenses and other liabilities	11,338

Total liabilities	388,031

Net assets	$ 22,424,594

Net assets represented by
Paid-in capital	$ 20,299,692
Undistributed net investment loss	(52)
Accumulated net realized losses on securities	(2,660,878)
Net unrealized gains on securities	4,785,832

Total net assets	$ 22,424,594

Net assets consists of
Class 1	$ 19,854,600
Class 2	2,569,994

Total net assets	$ 22,424,594

Shares outstanding
Class 1	1,637,721
Class 2	212,763

Net asset value per share
Class 1	$ 12.12
Class 2	$ 12.08

See Notes to Financial Statements

14

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment income
Dividends (net of withholding tax of $481)	$ 32,888
Income from affiliate	8,831

Total investment income	41,719

Expenses
Advisory fee	119,630
Distribution Plan expenses	2,686
Administrative services fee	17,090
Transfer agent fees	1,515
Trustees' fees and expenses	325
Printing and postage expenses	20,244
Custodian fees	4,682
Professional fees	14,658
Organization expenses	376
Other	5,927

Total expenses	187,133
Less: Expense reductions	(56)
Fee waivers	(13,492)

Net expenses	173,585

Net investment loss	(131,866)

Net realized and unrealized gains or losses on securities
Net realized gains on securites	1,710,514
Net change in unrealized gains or losses on securities	4,135,016

Net realized and unrealized gains or losses on securities	5,845,530

Net increase in net assets resulting from operations	$ 5,713,664

See Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003		2002 *†

Operations
Net investment loss		$ (131,866)		$ (101,674)
Net realized gains or losses on securities		1,710,514		(2,471,817)
Net change in unrealized gains or losses on securities		4,135,016		(2,092,564)

Net increase (decrease) in net assets resulting from operations		5,713,664		(4,666,055)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	386,093	4,084,419	351,813	3,273,861
Class 2	265,096	2,662,828	32,383	280,881

		6,747,247		3,554,742

Payment for shares redeemed
Class 1	(365,229)	(3,683,000)	(473,122)	(4,346,102)
Class 2	(82,680)	(712,861)	(2,036)	(16,978)

		(4,395,861)		(4,363,080)

Net asset value of shares issued in acquisition
Class 1	0	0	270,577	2,328,913

Net increase in net assets resulting from capital share transactions		2,351,386		1,520,575

Total increase (decrease) in net assets		8,065,050		(3,145,480)
Net assets
Beginning of period		14,359,544		17,505,024

End of period		$ 22,424,594		$ 14,359,544

Undistributed net investment loss		$ (52)		$ 0

* Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.
† For Class 2 shares, for the period from July 31, 2002 (commencement of class operations), to December 31, 2002.
See Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Growth Fund (the "Fund") is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

c. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses.

17

NOTES TO FINANCIAL STATEMENTS continued

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

f. Organization expenses

As of the year ended December 31, 2003, all organization expenses have been fully amortized.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.70% of the Fund's average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended December 31, 2003, EIMC waived its fee in the amount of $13,492, which represents 0.08% of the Fund's average daily net assets. Total amounts subject to recoupment as of December 31, 2003 were $13,492.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2003, the Fund paid brokerage commissions of $2,029 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

18

NOTES TO FINANCIAL STATEMENTS continued

5. ACQUISITION

Effective on the close of business on November 8, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of OFFIT VIF U.S. Small Cap Fund in a tax-free exchange for Class 1 shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $271,574. The aggregate net assets of the Fund and OFFIT VIF U.S. Small Cap Fund immediately prior to the acquisition were $12,730,082 and $2,328,913, respectively. The aggregate net assets of the Fund immediately after the acquisition were $15,058,995.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $21,095,227 and $19,239,274, respectively, for the year ended December 31, 2003.

On December 31, 2003, the aggregate cost of securities for federal income tax purposes was $18,303,387. The gross unrealized appreciation and depreciation on securities based on tax cost was $4,938,565 and $433,511, respectively, with a net unrealized appreciation of $4,505,054.

As of December 31, 2003, the Fund had $2,380,100 in capital loss carryovers for federal income tax purposes expiring in 2010.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2003, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Capital Loss
Ordinary Loss	Appreciation	Carryover

$52	$4,505,054	$2,380,100

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are

19

NOTES TO FINANCIAL STATEMENTS continued

based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended December 31, 2003, the Fund had no borrowings under this agreement.

12. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

20

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Growth Fund, a series of Evergreen Variable Annuity Trust, as of December 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Growth Fund as of December 31, 2003, and the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 6, 2004

21

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22

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23

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (recruitment business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

24

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director, Middlesex Mutual Assurance Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc.; President and Chief Investment Officer, Evergreen Investment Management Company, LLC and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; Former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; Former Vice President and Counsel, Colonial Management Associates, Inc.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 93 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

25

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $248.2 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. For more complete information on the fund(s), including investment objective, risks, charges and expenses, please contact your financial advisor or call 800 . 343 . 2898, or visit Evergreeninvestments.com for a free prospectus. Read it carefully before you invest or send money.

*As of December 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003, Evergreen Investments was ranked third overall.

560859 rv1     1/2004

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen VA High Income Fund

Evergreen VA High Income Fund: Annual Report as of December 31, 2003

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
8	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
18	NOTES TO FINANCIAL STATEMENTS
22	INDEPENDENT AUDITORS' REPORT
24	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2004.

LETTER TO SHAREHOLDERS

February 2004

Dennis H. Ferro President and Chief Executive Officer

We are pleased to provide the annual report for the Evergreen VA High Income Fund, which covers the 12-month period ended December 31, 2003.

After a rocky start, 2003 proved to be a refreshing experience for diversified investors. Fears over geopolitical uncertainties and the war in Iraq weighed on the markets early on, yet solid economic growth, rising corporate profits, and passage of the new tax law combined to significantly improve investor confidence as the year progressed. The absence of inflation and an extremely accommodative monetary policy stance from the Federal Reserve helped offset worries about employment growth, which managed to strengthen in the last few months of the year. In addition to the improving domestic environment, many global economies strengthened, providing a lift to their financial markets, too.

Investors entered the year hoping for an improvement in the performance of the financial markets. After three down years in equities and unusually strong performance in the Treasury markets, investors initially embraced the improving economic fundamentals. Growth in GDP and profits were becoming a trend again, causing Wall Street to begin the year on a high note. Unfortunately, the quick gains in equities were soon eliminated, as the uncertain geopolitical environment trounced investor confidence in both the economy and the financial markets. In addition to the quick reversal in equities, bonds gained as the first quarter progressed. Fears of war helped lead to a surge in the prices for oil and gold, while the dollar continued to lose ground against other major currencies.

Surprisingly, after the failure of diplomatic resolutions at the U.N. and the start of the war, the financial markets experienced a dramatic turnaround. Equities surged and the dollar rose in value. Treasuries pulled back, as did the prices for gold and oil. Apparently, the uncertainty of war was worse for investors than actual war itself. The positive momentum, brought on by clarity in Iraq, was sustained throughout the spring as improving economic data

1

LETTER TO SHAREHOLDERS continued

accompanied the rise in corporate profits.

This dramatic shift in sentiment was enhanced by prospects for the new tax law, which was ultimately passed in late-May. The main provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 included a combination of short-term stimulus and incentives for capital spending. From an investment perspective, we believe the law will strengthen the foundation for long-term investment, as the potential exists for dividend yield to become a larger portion of total return possibilities. Indeed, more than 225 companies in the S&P 500 Index increased their dividends during 2003.

The financial markets were thrown a curveball right around the All-Star break, though, and the pitcher was none other than Alan Greenspan. After expressing his concerns about the "possibility of an unwelcome, substantial fall in inflation," the yield on the 10-year Treasury plunged to 3.1% in early June. Evidently, investors were convinced that deflation worries would cause the Fed to dramatically reduce their target for the federal funds rate. Yet when monetary policymakers reduced rates by a less than expected 25 basis points at the end of June, many bond investors became concerned. These concerns were heightened in mid-July when Chairman Greenspan testified to congressional banking committees that economic growth would likely exceed 4% in the coming year. Investors then quickly reasoned that rates weren't going to zero. The result was a 150 basis point climb in the yield on the 10-year Treasury, to 4.6%, in just a matter of weeks.

In response to this unfortunate experience, monetary policymakers have tried to take steps in order to keep the financial markets appraised of its intentions. The Fed has taken dramatic steps to improve the delivery of its message, with monetary policymakers frequently referring to terms such as "accommodative" and "considerable period" in a variety of speeches these past few months. In addition, the minutes of the October monetary policy meeting were released in early December, and the message from those notes stated that it could take until 2005 before all the slack in industrial capacity and the labor markets was properly absorbed. This helped drive rates lower, and stock prices higher, in the last few weeks of the year.

Stock investors were not the only beneficiaries of 2003, however. Despite the whirlwind tour last July, investors in the 10-year Treasury

2

LETTER TO SHAREHOLDERS continued

managed to eke out a positive return for the fourth consecutive year. The big winner in the fixed income markets, though, was the high yield sector, which saw total returns soar as the powerful combination of price appreciation and attractive yields rewarded risk-appropriate investors. The investment grade corporate bond market also generated solid returns for diversified portfolios, as investors increased their confidence in the balance sheets of corporate America.

The strength in domestic markets spread to international stock markets as well. Improving economies in Europe and an emerging recovery in Japan encouraged investment in these regions, as the strength in China's output generated profits for many companies throughout Asia. South American markets also performed very well, rising from a very difficult period for many of those economies. The weaker U.S. dollar and low interest rates enabled investors in international bonds to benefit from a combination of higher rates and currency translation.

We believe the environment remains favorable for investors with diversified portfolios. The U.S. economic recovery has continued to gather momentum, as business investment has picked up and consumers maintained spending at reasonable levels. We expect monetary policymakers to remain on the sidelines through the first half of the year, as inflation remains low and employment growth accelerates. We also believe corporate profit growth looks solid through the next twelve months as domestic and international demand improves. In our opinion, the bond market may likely be led by the investment grade corporate sector, as investors pursue companies with strong balance sheets and solid growth prospects. International markets may also respond favorably to the combination of attractive valuations and the improvement in global demand. As always, we recommend that investors attempt to participate in the financial markets from a fully diversified, long-term emphasis in their investment portfolios.

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of December 31, 2003

MANAGEMENT TEAM

Prescott B. Crocker, CFA
High Yield Bond Team
Lead Manager

PERFORMANCE AND RETURNS1

Portfolio inception date: 6/30/1999

	Class 1	Class 2
Class inception date	6/30/1999	7/31/2002

Average annual return

1 year	18.26%	18.11%

Since portfolio inception	9.07%	8.98%

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA High Income Fund Class 1 shares,1 versus a similar investment in the Merrill Lynch High Yield Master Index (MLHYMI) and the Consumer Price Index (CPI).

The MLHYMI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class 1 shares returned 18.26% for the twelve-month period ended December 31, 2003. During the same period, the fund's benchmark Merrill Lynch High Yield Master Index (MLHYMI) returned 27.23%.

During the first two calendar quarters of 2003, the fund's security selections within the telecommunications, media, information technology and chemicals industries were the most significant contributors to the fund's performance. However, by underweighting lower-rated securities and avoiding the utility and financial sectors relative to the MLHYMI, returns were held back during these quarters.

In the third calendar quarter, the high yield market rallied off its mid August lows, in concert with the stock market, to put in a credible return for the quarter. The high yield market managed to tighten its spread to treasuries, and returns were dominated by CCC and non-rated securities. The fund's commitment to risk containment led the fund to be underweighted in lower rated securities, and again, the fund's performance lagged the MLHYMI. The fund's commitment to the telecommunications, media, information technology and chemicals industries continued to be the more significant contributors to the fund's performance.

In the fourth calendar quarter, the market was characterized by strong demand and real improvement in the utility, refining, and cable industries. These industries performed well, driven by short covering and stronger fundamental recovery. Specific actions by the investment team, such as reacquiring utilities, overweighting wireless and purchasing refining issues positively impacted the fund's performance in the quarter. Additionally, the fund was rewarded by significantly overweighting cyclical industries. However, the fund continued to underweight lower-rated issues, relative to the MLHYMI, and this once again detracted from the fund's performance.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class' 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of December 31, 2003, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 1[1]	2003[2]	2002	2001	2000[3]	1999[3,4]
Net asset value, beginning of period	$9.93	$9.52	$9.37	$10.15	$10.00
Income from investment operations
Net investment income	0.83	0.27	0.81	0.91	0.29
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.98	0.41	0.15	-0.78	0.16
Total from investment operations	1.81	0.68	0.96	0.13	0.45
Distributions to shareholders from net investment income	-1.29	-0.27	-0.81	-0.91	-0.30
Net asset value, end of period	$10.45	$9.93	$9.52	$9.37	$10.15
Total return[5]	18.26%	7.15%	10.27%	1.31%	4.46%
Ratios and supplemental data
Net assets, end of period (thousands)	$11,485	$26,222	$5,310	$4,913	$5,257
Ratios to average net assets
Expenses[6]	0.98%	1.00%	1.01%	1.01%	1.02%[7]
Net investment income	7.76%	7.93%	8.49%	8.97%	5.88%[7]
Portfolio turnover rate	77%	87%	131%	174%	19%

[1]   Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

[2]   Net investment income per share is based on average shares outstanding during the period.

[3]   Effective at the close of business on February 1, 2000 Evergreen VA High Income Fund acquired the net assets of Mentor VIP High Income Portfolio ("Mentor Portfolio"). Mentor Portfolio was the accounting and performance survivor in this transaction. The financial highlights for periods prior to February 2, 2000 are those of Mentor Portfolio.

[4]   For the period from June 30, 1999 (commencement of class operations), to December 31, 1999.

[5]   Total return does not reflect charges attributable to your insurance company's separate account.

[6]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[7]   Annualized

See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 2	2003[1]	2002[2]
Net asset value, beginning of period	$9.91	$9.77
Income from investment operations
Net investment income	0.80	0.15
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.99	0.26
Total from investment operations	1.79	0.41
Distributions to shareholders from net investment income	-1.27	-0.27
Net asset value, end of period	$10.43	$9.91
Total return[3]	18.11%	4.16%
Ratios and supplemental data
Net assets, end of period (thousands)	$7,804	$965
Ratios to average net assets
Expenses[4]	1.25%	1.27%[5]
Net investment income	7.39%	7.63%[5]
Portfolio turnover rate	77%	87%

[1]   Net investment income per share is based on average shares outstanding during the period.

[2]   For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

[3]   Total return does not reflect charges attributable to your insurance company's separate account.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[5]   Annualized

See Notes to Financial Statements

7

SCHEDULE OF INVESTMENTS

December 31, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS 75.6%
CONSUMER DISCRETIONARY 24.0%
Auto Components 2.1%
Dana Corp., 9.00%, 08/15/2011	BB	$ 50,000	$ 60,500
RJ Tower Corp.:
12.00%, 06/01/2013 144A	B	25,000	24,750
12.00%, 06/01/2013	B	125,000	123,750
Tenneco Automotive, Inc., 11.625%, 10/15/2009	CCC+	175,000	189,875
398,875
Hotels, Restaurants & Leisure 6.3%
Ameristar Casinos, Inc., 10.75%, 02/15/2009	B	110,000	127,050
AMF Bowling Worldwide, Inc., 13.00%, 09/01/2008	B-	100,000	112,625
Chumash Casino & Resort Enterprise, 9.00%, 07/15/2010 144A	BB-	65,000	72,150
ITT Industries, 7.375%, 11/15/2015	BB+	175,000	188,125
John Q Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012	B	140,000	155,050
Prime Hospitality Corp., Ser. B, 8.375%, 05/01/2012	B	250,000	259,375
Vail Resorts, Inc., 8.75%, 05/15/2009	B	100,000	106,000
Venetian Casino Resort LLC, 11.00%, 06/15/2010	B-	175,000	203,875
1,224,250
Household Durables 1.4%
Meritage Corp., 9.75%, 06/01/2011	B+	50,000	56,125
Sealy Mattress Co., Ser. B, 9.875%, 12/15/2007	B-	100,000	104,000
Technical Olympic USA, Inc., 9.00%, 07/01/2010	B+	40,000	43,200
WCI Communities, Inc., 9.125%, 05/01/2012	B	60,000	66,300
269,625
Leisure Equipment & Products 0.6%
ICON Health & Fitness, Inc., 11.25%, 04/01/2012	B-	100,000	109,500
Media 6.3%
AMC Entertainment, Inc., 9.875%, 02/01/2012	CCC+	100,000	111,750
CBD Media LLC/CBD Finance, Inc., 8.625%, 06/01/2011 144A	B-	175,000	193,375
CCO Holdings LLC, 8.75%, 11/15/2013 144A	CCC-	175,000	178,937
CSC Holdings, Inc., 7.625%, 04/01/2011	BB-	40,000	42,300
Dex Media East LLC, 9.875%, 11/15/2009	B	50,000	57,500
Dex Media West LLC, 9.875%, 08/15/2013 144A	B	80,000	93,400
Dex Media, Inc., 8.00%, 11/15/2013 144A	B	150,000	158,250
Emmis Communications Corp.:
Ser. B, 8.125%, 03/15/2009	B-	20,000	21,075
Sr. Disc. Note, Step Bond, 0.00%, 03/15/2011 †	B-	180,000	167,625
Mediacom LLC, 9.50%, 01/15/2013	B+	175,000	186,375
1,210,587
Multi-line Retail 0.9%
Saks, Inc., 9.875%, 10/01/2011	BB	155,000	185,225
See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Specialty Retail 6.4%
Cole National Group, Inc., 8.875%, 05/15/2012	B	$ 35,000	$ 37,625
General Nutrition Centers, Inc., 8.50%, 12/01/2010 144A	B-	175,000	180,250
Group 1 Automotive, Inc., 8.25%, 08/15/2013	B+	175,000	188,125
Hollywood Entertainment Corp., 9.625%, 03/15/2011	B-	175,000	189,000
Mothers Work, Inc., 11.25%, 08/01/2010	B+	175,000	195,344
Office Depot, Inc., 10.00%, 07/15/2008	BB+	50,000	59,750
Petco Animal Supplies, Inc., 10.75%, 11/01/2011	B	50,000	58,750
Reddy Ice Group, Inc., 8.875%, 08/01/2011 144A	B-	175,000	186,375
United Auto Group, Inc., 9.625%, 03/15/2012	B	50,000	56,250
Warnaco, Inc., 8.875%, 06/15/2013 144A	B	75,000	77,625
1,229,094
CONSUMER STAPLES 2.4%
Food & Staples Retailing 0.5%
Michael Foods, Inc., 8.00%, 11/15/2013 144A	B-	60,000	62,850
Rite Aid Corp., 9.50%, 02/15/2011	B+	30,000	33,975
96,825
Food Products 1.0%
Dole Food Co., Inc., 7.25%, 06/15/2010	BB-	175,000	181,125
Personal Products 0.9%
Playtex Products, Inc., 9.375%, 06/01/2011	CCC+	175,000	177,625
ENERGY 7.2%
Energy Equipment & Services 3.8%
Dresser, Inc., 9.375%, 04/15/2011	B	250,000	273,125
General Maritime Corp., 10.00%, 03/15/2013	B+	45,000	51,019
Grant Prideco, Inc., 9.00%, 12/15/2009	BB-	100,000	110,750
Gulfterra Energy Partners LP, Ser. B, 6.25%, 06/01/2010	BB	50,000	52,250
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009	B+	175,000	186,375
SESI LLC, 8.875%, 05/15/2011	BB-	50,000	54,750
728,269
Oil & Gas 3.4%
El Paso Energy Partners LP, 8.50%, 06/01/2011	BB-	92,000	103,960
Nuevo Energy Co., Ser. B, 9.50%, 06/01/2008	B	4,000	4,210
Plains Exploration & Production Co., 8.75%, 07/01/2012	B	225,000	248,344
Stone Energy Corp., 8.25%, 12/15/2011	B+	110,000	120,450
Tesoro Petroleum Corp., Ser. B, 9.00%, 07/01/2008	B	175,000	182,437
659,401
FINANCIALS 8.2%
Commercial Banks 1.0%
Western Financial Bank, 9.625%, 05/15/2012	BB-	175,000	196,000
See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Insurance 1.0%
Crum & Forster Holdings Corp., 10.375%, 06/15/2013 144A	BB	$ 175,000	$ 195,344
Real Estate 6.2%
Crescent Real Estate Equities, 9.25%, 04/15/2009 REIT	B+	95,000	104,975
Felcor Suites LP, 7.625%, 10/01/2007 REIT	B-	175,000	181,125
Host Marriott Corp.:
7.125%, 11/01/2013 REIT 144A	B+	175,000	179,375
7.875%, 08/01/2008 REIT	B+	175,000	182,875
La Quinta Properties, Inc., 8.875%, 03/15/2011 REIT	BB-	20,000	22,225
LNR Property Corp., 7.625%, 07/15/2013	B+	175,000	185,062
MeriStar Hospitality Corp., 9.125%, 01/15/2011 REIT	CCC+	50,000	53,250
Thornburg Mortgage, Inc., 8.00%, 05/15/2013 REIT 144A	BB-	175,000	184,625
Universal City Development Partners, 11.75%, 04/01/2010 144A	B-	90,000	105,750
1,199,262
HEALTH CARE 3.5%
Health Care Equipment & Supplies 1.5%
Kinetic Concepts, Inc., 7.375%, 05/15/2013 144A	B	100,000	103,500
Universal Hospital Services, Inc., 10.125%, 11/01/2011 144A	B-	175,000	184,625
288,125
Health Care Providers & Services 2.0%
Extendicare Health Services, Inc., 9.35%, 12/15/2007	B-	175,000	181,125
Pacificare Health Systems, Inc., 10.75%, 06/01/2009	BB+	26,000	30,810
Vicar Operating, Inc., 9.875%, 12/01/2009	B-	150,000	167,250
379,185
INDUSTRIALS 5.4%
Commercial Services & Supplies 2.5%
Coinmach Corp., 9.00%, 02/01/2010	B	50,000	54,500
Service Corporation International, 7.70%, 04/15/2009	BB-	175,000	187,687
Wackenhut Corrections Corp., 8.25%, 07/15/2013	B	75,000	79,875
Williams Scotsman, Inc., 9.875%, 06/01/2007	B	150,000	152,625
474,687
Construction Materials 0.5%
Terex Corp., 7.375%, 01/15/2014 144A	B	95,000	97,613
Machinery 2.4%
AGCO Corp., 8.50%, 03/15/2006	BB-	100,000	100,500
CNH Global N.V., 9.25%, 08/01/2011 144A	BB-	240,000	270,000
SPX Corp., 7.50%, 01/01/2013	BB+	25,000	27,312
Terex Corp., 10.375%, 04/01/2011	B	50,000	56,250
Wolverine Tube, Inc., 10.50%, 04/01/2009	B+	15,000	15,375
469,437
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
INFORMATION TECHNOLOGY 1.0%
Communications Equipment 1.0%
Telex Communications, Inc., 11.50%, 10/15/2008 144A	B	$ 175,000	$ 186,813
MATERIALS 12.8%
Chemicals 7.1%
Allied Waste North America, Inc., 6.50%, 11/15/2010 144A	BB-	75,000	77,250
FMC Corp., 10.25%, 11/01/2009	BB+	40,000	47,000
Huntsman International LLC:
9.875%, 03/01/2009	B-	175,000	192,500
11.625%, 10/15/2010 144A	B	180,000	184,500
IMC Global, Inc., 10.875%, 08/01/2013 144A	B+	175,000	192,500
Lyondell Chemical Co., Ser. A, 9.625%, 05/01/2007	BB-	145,000	154,425
Methanex Corp., 8.75%, 08/15/2012	BBB-	40,000	44,800
Millennium America, Inc., 9.25%, 06/15/2008	BB	175,000	191,625
Nalco Co., 8.875%, 11/15/2013 144A	B	175,000	186,375
OM Group, Inc., 9.25%, 12/15/2011	B-	100,000	104,500
1,375,475
Containers & Packaging 2.8%
Jarden Corp., 9.75%, 05/01/2012	B-	100,000	110,500
Jefferson Smurfit Group, 7.50%, 06/01/2013	B	175,000	183,750
Owens-Brockway Glass Container, Inc.:
8.75%, 11/15/2012	BB	50,000	55,937
8.875%, 02/15/2009	BB	175,000	192,719
542,906
Metals & Mining 1.1%
Freeport-McMoRan Copper & Gold, Inc.:
7.50%, 11/15/2006	B-	100,000	103,500
10.125%, 02/01/2010	B-	100,000	115,750
219,250
Paper & Forest Products 1.8%
Buckeye Technologies, Inc., 8.50%, 10/01/2013	B+	175,000	188,125
Georgia Pacific Corp., 8.125%, 05/15/2011	BB+	115,000	127,075
Millar Western Forest Products, 7.75%, 11/15/2013 144A	B+	25,000	26,063
341,263
TELECOMMUNICATION SERVICES 8.5%
Diversified Telecommunication Services 4.0%
FairPoint Communications, Inc., 12.50%, 05/01/2010	B-	50,000	54,750
Level 3 Communications, Inc., 9.125%, 05/01/2008	CC	175,000	160,125
MCI Communications Corp., 8.25%, 01/20/2023 (g)	NR	175,000	141,750
Paxson Communications Corp.:
10.75%, 07/15/2008	CCC+	175,000	191,844
Sr. Disc. Note, Step Bond, 0.00%, 01/15/2009 †	CCC+	65,000	57,362
RCN Corp., 12.50%, 06/30/2008 (h)	NR	167,505	171,693
777,524
See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunications Services 4.5%
American Towers, Inc., 7.25%, 12/01/2011 144A	CCC	$ 100,000	$ 102,250
AT&T Wireless Services, Inc., 7.875%, 03/01/2011	BBB	175,000	202,840
Dobson Communications Corp., 10.875%, 07/01/2010	CCC+	100,000	109,500
Nextel Communications, Inc., 6.875%, 10/31/2013	B+	135,000	143,438
Rural Cellular Corp., 9.75%, 01/15/2010	CCC	175,000	171,937
Western Wireless Corp., 9.25%, 07/15/2013	CCC	130,000	137,800
867,765
UTILITIES 2.6%
Electric Utilities 0.9%
Edison Mission Energy, 9.875%, 04/15/2011	B	175,000	182,875
Multi-Utilities & Unregulated Power 1.7%
Calpine Corp., 8.50%, 02/15/2011	CCC+	175,000	139,344
Reliant Resources, Inc., 9.25%, 07/15/2010 144A	B	175,000	186,375
325,719
Total Corporate Bonds			14,589,644
YANKEE OBLIGATIONS - CORPORATE 6.0%
CONSUMER DISCRETIONARY 1.6%
Media 1.6%
IMAX Corp., 9.625%, 12/01/2010 144A	B-	300,000	316,875
INDUSTRIALS 1.4%
Industrial Conglomerates 0.9%
Stena Ab, 7.50%, 11/01/2013 144A	BB-	175,000	181,125
Marine 0.5%
CP Ships, Ltd., 10.375%, 07/15/2012	BB+	75,000	87,375
MATERIALS 1.7%
Containers & Packaging 1.1%
Crown European Holdings SA, 9.50%, 03/01/2011	B+	175,000	199,062
Paper & Forest Products 0.6%
Ainsworth Lumber, Ltd., 12.50%, 07/15/2007	B-	100,000	118,000
TELECOMMUNICATION SERVICES 1.3%
Wireless Telecommunications Services 1.3%
Rogers Cantel, Inc., 8.80%, 10/01/2007	BB-	175,000	180,688
Rogers Wireless, Inc., 9.625%, 05/01/2011	BB+	60,000	72,000
252,688
Total Yankee Obligations - Corporate			1,155,125
See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2003

		Shares	Value

COMMON STOCKS 3.1%
CONSUMER DISCRETIONARY 0.2%
Media 0.2%
IMAX Corp. *		4,886	$ 38,648
CONSUMER STAPLES 2.9%
Food Products 2.9%
Chiquita Brands International, Inc. *		24,929	561,650
HEALTH CARE 0.0%
Health Care Providers & Services 0.0%
Sun Healthcare Group, Inc. *		244	2,428
Total Common Stocks			602,726
WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Auto Components 0.0%
Hayes Lemmerz International, Inc., Expiring 6/3/2006 *		335	452
Media 0.0%
Metricom, Inc., Expiring 2/15/2010 * +		50	1
FINANCIALS 0.0%
Diversified Financial Services 0.0%
Asat Finance LLC, Expiring 11/01/2006 144A *		100	113
HEALTH CARE 0.0%
Health Care Providers & Services 0.0%
Sun Healthcare Group, Inc., Expiring 2/28/2005 h * +		612	61
TELECOMMUNICATION SERVICES 0.0%
Diversified Telecommunication Services 0.0%
RCN Corp., Expiring 6/30/2013 h * +		25,000	0
Total Warrants			627

	Credit Rating (v)	Principal Amount	Value

SHORT-TERM INVESTMENTS 13.3%
U.S. TREASURY OBLIGATIONS 1.3%
U.S. Treasury Notes, 2.875%, 06/30/2004	AAA	$ 250,000	252,363

		Shares	Value

MUTUAL FUND SHARES 12.0%
Evergreen Institutional Money Market Fund (o)		2,306,162	2,306,162
Total Short-Term Investments			2,558,525
Total Investments (cost $18,338,942) 98.0%			18,906,647
Other Assets and Liabilities 2.0%			383,276
Net Assets 100.0%			$ 19,289,923
See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2003

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discounts at acquisition. The rate shown is the stated rate at the current period end.
(v)	Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.
+	Security is deemed illiquid and is valued using market quotations where readily available. In the absence of market quotations, the security is valued based upon its fair value determined under procedures approved by the Board of Trustees.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(g)	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.

Summary of Abbreviations
REIT	Real Estate Investment Trust
See Notes to Financial Statements

14

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets
Identified cost of securities	$ 18,338,942
Net unrealized gains securities	567,705

Market value of securities	18,906,647
Cash	12,428
Interest receivable	358,700
Prepaid expenses and other assets	23,958

Total assets	19,301,733

Liabilities
Advisory fee payable	745
Distribution Plan expenses payable	106
Due to other related parties	106
Accrued expenses and other liabilities	10,853

Total liabilities	11,810

Net assets	$ 19,289,923

Net assets represented by
Paid-in capital	$ 28,946,786
Overdistributed net investment income	(126)
Accumulated net realized losses on securities and foreign currency related transactions	(10,224,442)
Net unrealized gains on securities	567,705

Total net assets	$ 19,289,923

Net assets consists of
Class 1	$ 11,485,470
Class 2	7,804,453

Total net assets	$ 19,289,923

Shares outstanding
Class 1	1,098,730
Class 2	748,286

Net asset value per share
Class 1	$ 10.45
Class 2	$ 10.43

See Notes to Financial Statements

15

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment income
Interest	$ 2,326,859

Expenses
Advisory fee	186,690
Distribution Plan expenses	9,325
Administrative services fee	26,670
Transfer agent fees	796
Trustees' fees and expenses	1,866
Printing and postage expenses	22,791
Custodian fees	8,152
Professional fees	14,889
Other	607

Total expenses	271,786
Less: Expense reductions	(191)

Net expenses	271,595

Net investment income	2,055,264

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
Securities	(691,062)
Foreign currency related transactions	196

Net realized losses on securities and foreign currency related transactions	(690,866)
Net change in unrealized gains or losses on securities and foreign currency related transactions	3,118,921

Net realized and unrealized gains or losses on securities and foreign currency related transactions	2,428,055

Net increase in net assets resulting from operations	$ 4,483,319

See Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003		2002 (a)(b)

Operations
Net investment income		$ 2,055,264		$ 717,517
Net realized losses on securities and foreign currency related transactions		(690,866)		(355,641)
Net change in unrealized gains or losses on securities and foreign currency related transactions		3,118,921		486,078

Net increase in net assets resulting from operations		4,483,319		847,954

Distributions to shareholders from
Net investment income
Class 1		(1,279,451)		(695,086)
Class 2		(797,390)		(23,118)

Total distributions to shareholders		(2,076,841)		(718,204)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	300,433	3,166,369	227,178	2,252,006
Class 2	605,520	6,552,821	111,278	1,102,165

		9,719,190		3,354,171

Net asset value of shares issued in reinvestment of distributions
Class 1	123,024	1,279,451	57,306	566,750
Class 2	76,894	797,390	2,340	23,118

		2,076,841		589,868

Payment for shares redeemed
Class 1	(1,966,627)	(21,757,811)	(104,353)	(1,050,190)
Class 2	(31,462)	(341,158)	(16,284)	(160,338)

		(22,098,969)		(1,210,528)

Net asset value of shares issued in acquisition
Class 1	0	0	1,903,882	19,013,436

Net increase (decrease) in net assets resulting from capital share transactions		(10,302,938)		21,746,947

Total increase (decrease) in net assets		(7,896,460)		21,876,697
Net assets
Beginning of period		27,186,383		5,309,686

End of period		$ 19,289,923		$ 27,186,383

Undistributed (overdistributed) net investment income		$ (126)		$ 0

(a) Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.
(b) For Class 2 shares, for the period from July 31, 2002 (commencement of class operations), to December 31, 2002.
See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA High Income Fund (the "Fund") is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations

18

NOTES TO FINANCIAL STATEMENTS continued

resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.70% of the Fund's average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

19

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2003, the Fund paid brokerage commissions of $22 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. ACQUISITION

Effective at the close of business on November 8, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of OFFIT VIF High Yield Fund in a tax-free exchange for Class 1 shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $3,247,273. The aggregate net assets of the Fund and OFFIT VIF High Yield Fund immediately prior to the acquisition were $7,638,470 and $19,013,436, respectively. The aggregate net assets of the Fund immediately after the acquisition were $26,651,906.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $19,201,799 and $27,118,738, respectively, for the year ended December 31, 2003.

On December 31, 2003, the aggregate cost of securities for federal income tax purposes was $18,338,942. The gross unrealized appreciation and depreciation on securities based on tax cost was $1,426,340 and $858,635, respectively, with a net unrealized appreciation of $567,705.

As of December 31, 2003, the Fund had $10,108,056 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2006	2007	2008	2009	2010	2011

$46,350	$2,334,106	$2,573,762	$4,170,025	$11,033	$972,780

20

NOTES TO FINANCIAL STATEMENTS continued

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2003, the Fund incurred and will elect to defer post-October losses of $116,386.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2003, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

		Capital Loss
Overdistributed	Unrealized	Carryover and
Ordinary Income	Appreciation	Post-October Loss

$126	$567,705	$10,224,442

The tax character of distributions paid for the year ended December 31, 2003 and December 31, 2002 were $2,076,841 and $718,204 of ordinary income, respectively.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended December 31, 2003, the Fund had no borrowings under this agreement.

21

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA High Income Fund, a series of Evergreen Variable Annuity Trust, as of December 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA High Income Fund as of December 31, 2003, and the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 6, 2004

22

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23

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (recruitment business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

24

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director, Middlesex Mutual Assurance Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc.; President and Chief Investment Officer, Evergreen Investment Management Company, LLC and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; Former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; Former Vice President and Counsel, Colonial Management Associates, Inc.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 93 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

25

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $248.2 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. For more complete information on the fund(s), including investment objective, risks, charges and expenses, please contact your financial advisor or call 800 . 343 . 2898, or visit Evergreeninvestments.com for a free prospectus. Read it carefully before you invest or send money.

*As of December 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003, Evergreen Investments was ranked third overall.

560860 rv1   1/2004

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen VA International Equity Fund

Evergreen VA International Equity Fund: Annual Report as of December 31, 2003

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
8	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
18	NOTES TO FINANCIAL STATEMENTS
23	INDEPENDENT AUDITORS' REPORT
24	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2004.

LETTER TO SHAREHOLDERS

February 2004

Dennis H. Ferro President and Chief Executive Officer

We are pleased to provide the annual report for the Evergreen VA International Equity Fund, which covers the 12-month period ended December 31, 2003.

After a rocky start, 2003 proved to be a refreshing experience for diversified investors. Fears over geopolitical uncertainties and the war in Iraq weighed on the markets early on, yet solid economic growth, rising corporate profits, and passage of the new tax law combined to significantly improve investor confidence as the year progressed. The absence of inflation and an extremely accommodative monetary policy stance from the Federal Reserve helped offset worries about employment growth, which managed to strengthen in the last few months of the year. In addition to the improving domestic environment, many global economies strengthened, providing a lift to their financial markets, too.

Investors entered the year hoping for an improvement in the performance of the financial markets. After three down years in equities and unusually strong performance in the Treasury markets, investors initially embraced the improving economic fundamentals. Growth in GDP and profits were becoming a trend again, causing Wall Street to begin the year on a high note. Unfortunately, the quick gains in equities were soon eliminated, as the uncertain geopolitical environment trounced investor confidence in both the economy and the financial markets. In addition to the quick reversal in equities, bonds gained as the first quarter progressed. Fears of war helped lead to a surge in the prices for oil and gold, while the dollar continued to lose ground against other major currencies.

Surprisingly, after the failure of diplomatic resolutions at the U.N. and the start of the war, the financial markets experienced a dramatic turnaround. Equities surged and the dollar rose in value. Treasuries pulled back, as did the prices for gold and oil. Apparently, the uncertainty of war was worse for investors than actual war itself. The positive momentum, brought on by clarity in Iraq, was sustained throughout the spring as improving economic data accompanied the rise in corporate profits.

1

LETTER TO SHAREHOLDERS continued

This dramatic shift in sentiment was enhanced by prospects for the new tax law, which was ultimately passed in late-May. The main provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 included a combination of short-term stimulus and incentives for capital spending. From an investment perspective, we believe the law will strengthen the foundation for long-term investment, as the potential exists for dividend yield to become a larger portion of total return possibilities. Indeed, more than 225 companies in the S&P 500 Index increased their dividends during 2003.

The financial markets were thrown a curveball right around the All-Star break, though, and the pitcher was none other than Alan Greenspan. After expressing his concerns about the "possibility of an unwelcome, substantial fall in inflation," the yield on the 10-year Treasury plunged to 3.1% in early June. Evidently, investors were convinced that deflation worries would cause the Fed to dramatically reduce their target for the federal funds rate. Yet when monetary policymakers reduced rates by a less than expected 25 basis points at the end of June, many bond investors became concerned. These concerns were heightened in mid-July when Chairman Greenspan testified to congressional banking committees that economic growth would likely exceed 4% in the coming year. Investors then quickly reasoned that rates weren't going to zero. The result was a 150 basis point climb in the yield on the 10-year Treasury, to 4.6%, in just a matter of weeks.

In response to this unfortunate experience, monetary policymakers have tried to take steps in order to keep the financial markets appraised of its intentions. The Fed has taken dramatic steps to improve the delivery of its message, with monetary policymakers frequently referring to terms such as "accommodative" and "considerable period" in a variety of speeches these past few months. In addition, the minutes of the October monetary policy meeting were released in early December, and the message from those notes stated that it could take until 2005 before all the slack in industrial capacity and the labor markets was properly absorbed. This helped drive rates lower, and stock prices higher, in the last few weeks of the year.

Stock investors were not the only beneficiaries of 2003, however. Despite the whirlwind tour last July, investors in the 10-year Treasury managed to eke out a positive return for the fourth consecutive year. The big winner in the fixed income markets, though, was the high yield sector, which saw total returns soar

2

LETTER TO SHAREHOLDERS continued

as the powerful combination of price appreciation and attractive yields rewarded risk-appropriate investors. The investment grade corporate bond market also generated solid returns for diversified portfolios, as investors increased their confidence in the balance sheets of corporate America.

The strength in domestic markets spread to international stock markets as well. Improving economies in Europe and an emerging recovery in Japan encouraged investment in these regions, as the strength in China's output generated profits for many companies throughout Asia. South American markets also performed very well, rising from a very difficult period for many of those economies. The weaker U.S. dollar and low interest rates enabled investors in international bonds to benefit from a combination of higher rates and currency translation.

We believe the environment remains favorable for investors with diversified portfolios. The U.S. economic recovery has continued to gather momentum, as business investment has picked up and consumers maintained spending at reasonable levels. We expect monetary policymakers to remain on the sidelines through the first half of the year, as inflation remains low and employment growth accelerates. We also believe corporate profit growth looks solid through the next twelve months as domestic and international demand improves. In our opinion, the bond market may likely be led by the investment grade corporate sector, as investors pursue companies with strong balance sheets and solid growth prospects. International markets may also respond favorably to the combination of attractive valuations and the improvement in global demand. As always, we recommend that investors attempt to participate in the financial markets from a fully diversified, long-term emphasis in their investment portfolios.

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of December 31, 2003

MANAGEMENT TEAM

Gilman C. Gunn
International Equity Team
Lead Manager

PERFORMANCE AND RETURNS1

Portfolio inception date: 8/17/1998

	Class 1	Class 2
Class inception date	8/17/1998	7/31/2002

Average annual return

1 year	31.32%	31.06%

5 year	4.77%	4.72%

Since portfolio inception	3.22%	3.17%

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA International Equity Fund Class 1 shares,1 versus a similar investment in the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free) and the Consumer Price Index (CPI).

The MSCI EAFE Free is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class' 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns for Class 2 would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class 1 shares returned 31.32% for the twelve-month period ended December 31, 2003. During the same period, the fund's benchmark Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free) returned 38.59%.

The international equity markets turned negative in the first quarter of the calendar year. Among the influences were a downward revision in European growth prospects, a continued rise in unemployment in the European region, weak business demand, the move towards war in Iraq and the outbreak of SARS. During this period, the fund's defensive positioning, relative to the MSCI EAFE Free, proved to be positive.

April saw a rapid change in sentiment, supported by a quick and positive outcome to the war. However, the market strength was led by lower quality, volatile stocks, particularly of smaller capitalization companies and by strength in the technology sector. The fund's defensive posture negatively impacted its relative performance, and it lagged the MSCI EAFE Free. The second calendar quarter was the largest single contributor to the fund's underperformance over the calendar year.

By early June, some positive signs emerged, particularly evidence in Japan of real change in the corporate sector. From a position of low valuation levels, an improving global environment and real success at cost cutting, Japanese stocks were beginning to provide greater attraction. In the second calendar quarter, we moved to an overweight position in Japan. In addition, we took a more positive view of the duration of high oil prices, and we continued with a higher weighting than the MSCI EAFE Free in the energy sector. We were also attracted to the pharmaceutical stocks, given their global dominance and reasonable top-line growth levels. The year's final calendar quarter was one of impressive strength in global markets. Investors gained confidence in the strength of the recovery, and the currency benefits of a weaker dollar helped returns. However, overall strength masked some profit taking, particularly in Japan, which proved to be the weakest performing of the major markets. Our weighting there proved negative for the fund. The out-of-favor oil and pharmaceutical industries attracted some investor attention late in the fourth calendar quarter amid evidence that investor sentiment was finally shifting away from the volatile stocks that had previously been favored.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Smaller capitalization stock investing may offer the potential for greater long term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of December 31, 2003, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 1[1]	2003[2]	2002	2001	2000[2]	1999[2]
Net asset value, beginning of period	$8.24	$9.36	$11.52	$12.72	$9.39
Income from investment operations
Net investment income	0.07	0.13	0.05	0.10	0.09
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	2.50	-1.11	-2.14	-0.74	3.48
Total from investment operations	2.57	-0.98	-2.09	-0.64	3.57
Distributions to shareholders from
Net investment income	-0.10	-0.14	-0.07	-0.06	-0.14
Net realized gains	0	0	0	-0.50	-0.10
Total distributions to shareholders	-0.10	-0.14	-0.07	-0.56	-0.24
Net asset value, end of period	$10.71	$8.24	$9.36	$11.52	$12.72
Total return[3]	31.32%	-10.47%	-18.18%	-5.06%	38.22%
Ratios and supplemental data
Net assets, end of period (thousands)	$70,372	$22,324	$26,868	$8,764	$3,782
Ratios to average net assets
Expenses[4]	1.07%	1.00%	1.01%	1.02%	1.03%
Net investment income	0.72%	1.32%	0.82%	1.14%	0.87%
Portfolio turnover rate	132%	76%	187%	127%	144%

[1]   Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed as Class 1 shares.

[2]   Net investment income per share is based on average shares outstanding during the period.

[3]   Total return does not reflect charges attributable to your insurance company's separate account.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 2	2003[1]	2002[2]
Net asset value, beginning of period	$8.24	$8.95
Income from investment operations
Net investment income (loss)	-0.01	0.02
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	2.56	-0.60
Total from investment operations	2.55	-0.58
Distributions to shareholders from
Net investment income	-0.09	-0.13
Net asset value, end of period	$10.70	$8.24
Total return[3]	31.06%	-6.42%
Ratios and supplemental data
Net assets, end of period (thousands)	$7,797	$477
Ratios to average net assets
Expenses[4]	1.34%	1.18%[5]
Net investment income (loss)	-0.15%	0.42%[5]
Portfolio turnover rate	132%	76%

[1]   Net investment loss per share is based on average shares outstanding during the period.

[2]   For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

[3]   Total return does not reflect charges attributable to your insurance company's separate account.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[5]   Annualized

See Notes to Financial Statements

7

SCHEDULE OF INVESTMENTS

December 31, 2003

	Country	Shares	Value

COMMON STOCKS 94.7%
CONSUMER DISCRETIONARY 21.1%
Auto Components 1.9%
Autoliv, Inc.	Sweden	26,360	$ 1,000,484
Toyota Industries	Japan	22,200	471,414
1,471,898
Automobiles 3.0%
Bayerische Motoren Werke AG	Germany	3,675	170,164
Hyundai Motor Co., Ltd.	South Korea	6,880	291,599
TI Automotive, Ltd. *(h)+	United Kingdom	7,240	0
Toyota Motor Corp.	Japan	27,600	932,580
Volvo AB, Class B	Sweden	31,531	964,412
2,358,755
Hotels, Restaurants & Leisure 1.0%
Enterprise Inns plc	United Kingdom	10,457	189,276
Hilton Group plc	United Kingdom	144,284	578,854
768,130
Household Durables 2.6%
Matsushita Electric Industrial Co., Ltd.	Japan	88,000	1,217,305
Sharp Corp.	Japan	19,000	299,893
Yamada Denki Co.	Japan	16,400	551,080
2,068,278
Leisure Equipment & Products 0.8%
Fuji Photo Film Co.	Japan	14,000	452,140
Nintendo Co., Ltd.	Japan	1,900	177,346
629,486
Media 7.8%
Arnoldo Mondadori Editore SpA	Italy	14,459	129,527
Axel Springer Verlag AG	Germany	952	83,963
British Sky Broadcast *	United Kingdom	69,100	867,130
Edipresse SA	Switzerland	100	48,493
Fuji Television Network, Inc.	Japan	65	351,892
Grupo Televisa SA, ADR	Mexico	10,002	398,680
Mediaset SpA	Italy	6,043	71,723
News Corp. Ltd.	Australia	128,559	967,985
Nippon Broadcasting System, Inc.	Japan	1,700	79,180
Publicis Groupe SA	France	29,033	940,110
Telegraaf Holdings NV	Netherlands	9,382	213,957
Television Broadcasts, Ltd.	Hong Kong	74,000	373,634
TF1 Television Francaise	France	18,111	631,629
Vivendi Universal	France	37,546	911,589
6,069,492
See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Multi-line Retail 0.7%
Isetan Co., Ltd.	Japan	33,300	$ 366,771
New Clicks Holdings, Ltd.	South Africa	32,996	38,766
Societe Anonyme des Galeries Lafayette	France	733	113,411
518,948
Specialty Retail 2.3%
Dixons Group plc	United Kingdom	60,223	149,426
Kingfisher plc	United Kingdom	250,324	1,244,453
Next Group plc *	United Kingdom	20,593	412,810
1,806,689
Textiles, Apparel & Luxury Goods 1.0%
Christian Dior SA	France	9,895	598,800
Hermes International	France	1,182	228,453
827,253
CONSUMER STAPLES 5.3%
Beverages 1.6%
Davide Campari Milano SpA	Italy	2,460	119,330
Diageo plc	United Kingdom	44,500	583,846
Heineken NV	Netherlands	5,914	224,956
Ito En, Ltd.	Japan	7,000	301,209
Southcorp, Ltd.	Australia	21,950	44,623
1,273,964
Food & Staples Retailing 0.7%
Koninklijke Ahold NV *	Netherlands	19,784	150,558
Seven-Eleven Japan Co., Ltd.	Japan	13,000	394,363
544,921
Food Products 0.6%
Bunge, Ltd.	Bermuda	9,330	307,143
Lindt & Spruengli, Ltd.	Switzerland	255	212,277
519,420
Household Products 0.5%
Reckitt Benckiser plc	United Kingdom	16,767	378,315
Personal Products 1.3%
Boots Group plc	United Kingdom	34,282	422,858
Uni-Charm Corp.	Japan	12,200	600,122
1,022,980
Tobacco 0.6%
Gallaher Group plc	United Kingdom	41,833	448,044
See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
ENERGY 9.3%
Oil & Gas 9.3%
BP Amoco plc	United Kingdom	90,500	$ 731,809
BP Amoco plc, ADR	United Kingdom	8,846	436,550
Canadian Natural Resources, Ltd.	Canada	3,700	187,155
Encana Corp.	Canada	5,100	201,261
Eni SpA	Italy	37,519	707,190
Petro-Canada	Canada	23,605	1,167,327
Petroleo Brasileiro SA, ADR	Brazil	12,361	361,436
Reliance Industries, Ltd., GDR *	India	11,601	359,631
Royal Dutch Petroleum Co., ADR	Netherlands	21,942	1,149,541
TotalFinaElf SA, ADR	France	3,971	367,357
TotalFinaElf SA, Class B	France	8,490	1,576,735
7,245,992
FINANCIALS 20.1%
Capital Markets 3.0%
Deutsche Bank AG	Germany	12,979	1,074,385
Pargesa Holdings AG	Switzerland	173	461,408
UBS AG	Switzerland	11,176	765,059
2,300,852
Commercial Banks 10.7%
Anglo Irish Bank Corp. plc	Ireland	40,667	640,993
Banco Bradesco SA, ADR	Brazil	14,308	377,874
Banco Itau SA	Brazil	9,440,000	937,467
Bank Austria Creditanstalt AG *	Austria	2,979	152,012
BNP Paribas SA *	France	14,058	884,202
HBOS plc	United Kingdom	52,489	677,887
HSBC Holdings plc	United Kingdom	117,876	1,854,642
Lloyds TSB Group plc	United Kingdom	4,092	32,724
Mitsubishi Tokyo Financial Group, Inc.	Japan	111	866,160
National Bank of Canada *	Canada	2,300	76,776
OTP Bank *	Hungary	74,005	948,782
Royal Bank of Scotland Group plc *	United Kingdom	23,560	692,239
Wing Hang Bank, Ltd.	Hong Kong	41,800	248,741
8,390,499
Diversified Financial Services 1.3%
Brascan Corp., Class A	Canada	33,609	1,033,223
Insurance 4.2%
Allianz AG *	Germany	5,311	669,695
Assicurazioni Generali SpA	Italy	7,207	190,690
China Life Insurance Co., Ltd., ADR *	United States	6,000	197,820
CNP Assurances	France	2,740	142,509
Irish Life & Permanent plc	Ireland	31,022	500,303
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance continued
Mitsui Marine & Fire Insurance Co., Ltd.	Japan	67,000	$ 550,334
QBE Insurance Group, Ltd.	Australia	83,424	665,830
Samsung Fire & Marine Insurance Co., Ltd.	South Korea	3,610	207,541
Swiss Reinsurance Co.	Switzerland	2,650	178,837
3,303,559
Real Estate 0.9%
British Land Co. plc	United Kingdom	19,250	200,675
Mitsubishi Estate Co., Ltd.	Japan	37,000	350,884
Nomura Real Estate	Japan	25	123,676
675,235
HEALTH CARE 10.9%
Biotechnology 0.3%
Serono SA	Switzerland	322	229,535
Health Care Equipment & Supplies 0.6%
Cochlear, Ltd.	Australia	18,264	295,116
Smith & Nephew plc	United Kingdom	21,544	180,460
475,576
Pharmaceuticals 10.0%
Astrazeneca plc, ADR	United Kingdom	6,975	337,450
Aventis SA, Class A	France	13,930	919,678
Daiichi Pharmaceutical Co., Ltd.	Japan	17,100	308,210
Eisai Co., Ltd.	Japan	27,600	744,519
GlaxoSmithKline plc ADR	United Kingdom	23,699	541,490
Novartis AG	Switzerland	20,351	923,550
Richter Gedeon, Ltd.	Hungary	3,063	360,470
Roche Holdings AG	Switzerland	11,206	1,129,838
Sanofi-Synthelabo SA	France	10,658	801,685
Schering AG	Germany	5,137	259,865
Sugi Pharmacy Co., Ltd.	Japan	3,400	235,161
Taisho Pharmaceutical Co.	Japan	16,000	286,144
Yamanouchi Pharmaceutical Co., Ltd.	Japan	22,200	690,027
ZENECA Group	United Kingdom	5,923	283,353
7,821,440
INDUSTRIALS 7.9%
Aerospace & Defense 1.1%
British Aerospace plc	United Kingdom	289,969	870,878
Airlines 0.2%
Continental AG	Germany	2,013	76,266
Koninklijke Grolsch *	Netherlands	3,410	97,142
173,408
See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Commercial Services & Supplies 0.9%
Glory, Ltd.	Japan	600	$ 22,122
Neopost	France	7,082	356,919
Ritchie Brothers Auctioneers, Inc.	Canada	5,403	286,899
665,940
Electrical Equipment 0.7%
Johnson Electric Holdings, Ltd.	Hong Kong	199,000	252,475
Johnson Electric Holdings, Ltd., ADR	Bermuda	1,079	14,027
Nidec Corp.	Japan	2,500	238,717
505,219
Industrial Conglomerates 0.7%
Groupe Bruxelles Lambert SA	Belgium	9,088	511,491
Machinery 0.7%
Fanuc, Ltd.	Japan	1,800	107,864
Komatsu, Ltd.	Japan	65,000	412,564
520,428
Marine 1.0%
Daewoo Shipbuilding & Marine Engineering Co., Ltd. *	South Korea	63,490	815,272
Road & Rail 0.8%
East Japan Railway	Japan	67	315,817
West Japan Railway	Japan	84	330,088
645,905
Trading Companies & Distributors 1.0%
E.ON AG	Germany	12,211	796,033
Transportation Infrastructure 0.8%
Seino Transportation Co., Ltd.	Japan	11,000	90,969
Yamato Transport Co., Ltd.	Japan	47,000	553,638
644,607
INFORMATION TECHNOLOGY 5.0%
Communications Equipment 1.3%
LM Ericsson Telephone Co., Ser. B *	Sweden	561,657	1,007,309
Computers & Peripherals 0.7%
NEC Corp.	Japan	78,000	574,434
Electronic Equipment & Instruments 1.5%
Siemens AG	Germany	14,166	1,133,377
Office Electronics 0.6%
Canon, Inc.	Japan	10,000	465,768
See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment 0.9%
Advantest Corp.	Japan	4,800	$ 380,828
Samsung Electronics Co., Ltd.	South Korea	1,160	342,493
723,321
MATERIALS 6.3%
Chemicals 2.1%
BASF AG	Germany	4,144	232,763
Imperial Chemical Industries plc	United Kingdom	293,442	1,042,380
Lonza Group AG	Switzerland	4,946	284,216
Sanyo Chemical Industries	Japan	20,000	126,196
1,685,555
Construction Materials 0.4%
Cemex SA de CV, ADR	Mexico	12,577	329,518
Containers & Packaging 0.5%
Amcor, Ltd.	Australia	60,817	378,243
Metals & Mining 3.3%
BHP Billiton, Ltd.	United Kingdom	95,725	833,865
Grupo Mexico SA de CV	Mexico	68,863	176,493
JFE Holdings, Inc.	Japan	30,100	821,790
JSC MMC Norilsk Nickel, ADR	Russia	5,980	397,670
Mitsui Mining & Smelting Co., Ltd.	Japan	26,000	107,995
Posco Engineering & Construction Co., ADR	South Korea	3,998	135,812
Southern Peru Copper Corp.	United States	1,599	75,409
2,549,034
TELECOMMUNICATION SERVICES 8.3%
Diversified Telecommunication Services 6.9%
BT Group plc	United Kingdom	95,801	321,926
China Telecom Corp., Ltd.	China	1,580,000	646,144
Deutsche Telekom *	Germany	76,676	1,401,781
France Telecom SA *	France	41,520	1,185,416
Nippon Telegraph & Telephone Corp.	Japan	257	1,240,202
Telefonica SA	Spain	23,185	340,027
Telefonos de Mexico SA de CV, ADR	Mexico	8,107	267,774
5,403,270
Wireless Telecommunications Services 1.4%
NTT Mobile Communication Network, Inc.	Japan	198	449,097
Vodafone Airtouch plc	United Kingdom	259,711	642,082
1,091,179
See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Country	Shares	Value

COMMON STOCKS continued
UTILITIES 0.5%
Gas Utilities 0.5%
Gazprom Oao	Russia	14,426	$ 373,633
Total Common Stocks			74,046,306
PREFERRED STOCKS 1.0%
MATERIALS 1.0%
Metals & Mining 1.0%
Companhia Vale do Rio Doce, ADR	Brazil	15,016	773,474
Total Investments (cost $63,644,570) 95.7%			74,819,780
Other Assets and Liabilities 4.3%			3,349,222
Net Assets 100.0%			$ 78,169,002

*	Non-income producing security.
+	Security is deemed illiquid and is valued using market quotations when readily available. In the absence of market quotations, the security is valued based upon the fair value determined under procedures approved by the Board of Trustees.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.

Summary of Abbreviations
ADR	American Depository Receipt
GDR	Global Depository Receipt

The following table shows the percent of total investments by geographic locations as of December 31, 2003:
Japan	22.2%
United Kingdom	20.0%
France	12.9%
Germany	7.9%
Switzerland	5.7%
Sweden	4.0%
Canada	3.9%
Brazil	3.3%
Australia	3.1%
Netherlands	2.5%
South Korea	2.4%
Hungary	1.7%
Italy	1.6%
Mexico	1.6%
Ireland	1.5%
Russia	1.0%
China	0.9%
Hong Kong	0.8%
Bermuda	0.7%
Belgium	0.7%
India	0.5%
Spain	0.4%
United States	0.4%
Austria	0.2%
South Africa	0.1%
100.0%
See Notes to Financial Statements

14

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets
Identified cost of securities	$ 63,644,570
Net unrealized gains on securities	11,175,210

Market value of securities	74,819,780
Cash	2,433,829
Foreign currency, at value (cost $841,481)	852,128
Dividends receivable	121,568
Prepaid expenses and other assets	535

Total assets	78,227,840

Liabilities
Payable for closed forward foreign currency exchange contracts	19,386
Payable for foreign currency purchased	6,337
Advisory fee payable	2,806
Distribution Plan expenses payable	105
Due to other related parties	425
Accrued expenses and other liabilities	29,779

Total liabilities	58,838

Net assets	$ 78,169,002

Net assets represented by
Paid-in capital	$ 87,688,462
Undistributed net investment income	15,156
Accumulated net realized losses on securities, futures contracts and foreign currency related transactions	(20,727,739)
Net unrealized gains on securities and foreign currency related transactions	11,193,123

Total net assets	$ 78,169,002

Net assets consists of
Class 1	$ 70,371,803
Class 2	7,797,199

Total net assets	$ 78,169,002

Shares outstanding
Class 1	6,567,878
Class 2	728,599

Net asset value per share
Class 1	$ 10.71
Class 2	$ 10.70

See Notes to Financial Statements

15

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment income
Dividends (net of foreign withholding taxes of $162,504)	$ 497,700

Expenses
Advisory fee	188,278
Distribution Plan expenses	5,044
Administrative services fee	28,527
Transfer agent fees	573
Trustees' fees and expenses	464
Printing and postage expenses	22,305
Custodian fees	62,533
Professional fees	13,187
Other	2,016

Total expenses	322,927
Less: Expense reductions	(224)
Fee waivers	(12,987)

Net expenses	309,716

Net investment income	187,984

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains on:
Securities	1,229,187
Foreign currency related transactions	159,836

Net realized gains on securities and foreign currency related transactions	1,389,023
Net change in unrealized gains or losses on securities and foreign currency related transactions	7,924,229

Net realized and unrealized gains or losses on securities and foreign currency related transactions	9,313,252

Net increase in net assets resulting from operations	$ 9,501,236

See Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003		2002(a)(b)

Operations
Net investment income		$ 187,984		$ 331,133
Net realized gains or losses on securities, futures contracts and foreign currency related transactions		1,389,023		(3,531,692)
Net change in unrealized gains or losses on securities and foreign currency related transactions		7,924,229		579,936

Net increase (decrease) in net assets resulting from operations		9,501,236		(2,620,623)

Distributions to shareholders from
Net investment income
Class 1		(632,039)		(366,920)
Class 2		(60,841)		(6,861)

Total distributions to shareholders		(692,880)		(373,781)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	633,222	6,055,704	364,113	3,316,107
Class 2	684,409	6,262,763	800,733	6,635,721

		12,318,467		9,951,828

Net asset value of shares issued in reinvestment of distributions
Class 1	61,873	632,039	45,299	366,920
Class 2	5,907	60,841	847	6,861

		692,880		373,781

Payment for shares redeemed
Class 1	(426,932)	(3,768,770)	(571,257)	(5,239,109)
Class 2	(315,291)	(2,843,434)	(743,702)	(6,159,450)

		(6,612,204)		(11,398,559)

Net asset value of shares issued in acquisition
Class 1	3,591,314	37,111,058	0	0
Class 2	295,696	3,049,874	0	0

		40,160,932		0

Net increase (decrease) in net assets resulting from capital share transactions		46,560,075		(1,072,950)

Total increase (decrease) in net assets		55,368,431		(4,067,354)
Net assets
Beginning of period		22,800,571		26,867,925

End of period		$ 78,169,002		$ 22,800,571

Undistributed net investment income		$ 15,156		$ 19,728

(a) Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.
(b) For Class 2 shares, for the period from July 31, 2002 (commencement of class operations), to December 31, 2002.
See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA International Equity Fund (the "Fund") (formerly, Evergreen VA International Growth Fund) is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

18

NOTES TO FINANCIAL STATEMENTS continued

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, certain capital loss carryovers assumed as a result of acquisitions and passive foreign investment companies.

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

19

NOTES TO FINANCIAL STATEMENTS continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.66% and declining to 0.36% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended December 31, 2003, EIMC waived its fee in the amount of $12,987, which represents 0.05% of the Fund's average daily net assets. Total amounts subject to recoupment as of December 31, 2003 were $12,987.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2003, the Fund paid brokerage commissions of $950 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. ACQUISITION

Effective at the close of business on December 5, 2003, the Fund acquired substantially all the assets and assumed certain liabilities of Evergreen VA Global Leaders Fund in a tax-free exchange for Class 1 and Class 2 shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $3,286,097. The aggregate net assets of the Fund and Evergreen VA Global Leaders Fund immediately prior to the acquisition were $32,014,045 and $40,160,932, respectively. The aggregate net assets of the Fund immediately after the acquisition were $72,174,977.

20

NOTES TO FINANCIAL STATEMENTS continued

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $64,495,433 and $36,591,046, respectively, for the year ended December 31, 2003.

During the year ended December 31, 2003, the Fund loaned securities to certain brokers and earned $16 in income from securities lending which is included in dividend income on the Statement of Operations. As of December 31, 2003, the Fund had no securities on loan.

On December 31, 2003, the aggregate cost of securities for federal income tax purposes was $63,879,094. The gross unrealized appreciation and depreciation on securities based on tax cost was $11,040,023 and $99,337, respectively, with a net unrealized appreciation of $10,940,686.

As of December 31, 2003, the Fund had $20,455,916 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2007	2008	2009	2010

$ 1,107,719	$ 1,688,270	$ 13,369,106	$ 4,290,821

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2003, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Overdistributed	Unrealized	Capital Loss
Ordinary Income	Appreciation	Carryover

$ 4,230	$ 10,940,686	$ 20,455,916

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and passive foreign investment companies.

The tax character of distributions paid for the years ended December 31, 2003 and December 31, 2002 were $692,880 and $373,781, respectively, of ordinary income.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

21

NOTES TO FINANCIAL STATEMENTS continued

10. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended December 31, 2003, the Fund had no borrowings under this agreement.

22

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA International Equity Fund (formerly, Evergreen VA International Growth Fund), a series of Evergreen Variable Annuity Trust, as of December 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA International Equity Fund as of December 31, 2003, and the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 6, 2004

23

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (recruitment business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

24

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director, Middlesex Mutual Assurance Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc.; President and Chief Investment Officer, Evergreen Investment Management Company, LLC and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; Former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; Former Vice President and Counsel, Colonial Management Associates, Inc.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 93 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

25

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $248.2 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. For more complete information on the fund(s), including investment objective, risks, charges and expenses, please contact your financial advisor or call 800 . 343 . 2898, or visit Evergreeninvestments.com for a free prospectus. Read it carefully before you invest or send money.

*As of December 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003, Evergreen Investments was ranked third overall.

560861 rv1   1/2004

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen VA Omega Fund

Evergreen VA Omega Fund: Annual Report as of December 31, 2003

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
8	SCHEDULE OF INVESTMENTS
12	STATEMENT OF ASSETS AND LIABILITIES
13	STATEMENT OF OPERATIONS
14	STATEMENTS OF CHANGES IN NET ASSETS
15	NOTES TO FINANCIAL STATEMENTS
19	INDEPENDENT AUDITORS' REPORT
20	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2004.

LETTER TO SHAREHOLDERS

February 2004

Dennis H. Ferro President and Chief Executive Officer

We are pleased to provide the annual report for the Evergreen VA Omega Fund, which covers the 12-month period ended December 31, 2003.

After a rocky start, 2003 proved to be a refreshing experience for diversified investors. Fears over geopolitical uncertainties and the war in Iraq weighed on the markets early on, yet solid economic growth, rising corporate profits, and passage of the new tax law combined to significantly improve investor confidence as the year progressed. The absence of inflation and an extremely accommodative monetary policy stance from the Federal Reserve helped offset worries about employment growth, which managed to strengthen in the last few months of the year. In addition to the improving domestic environment, many global economies strengthened, providing a lift to their financial markets, too.

Investors entered the year hoping for an improvement in the performance of the financial markets. After three down years in equities and unusually strong performance in the Treasury markets, investors initially embraced the improving economic fundamentals. Growth in GDP and profits were becoming a trend again, causing Wall Street to begin the year on a high note. Unfortunately, the quick gains in equities were soon eliminated, as the uncertain geopolitical environment trounced investor confidence in both the economy and the financial markets. In addition to the quick reversal in equities, bonds gained as the first quarter progressed. Fears of war helped lead to a surge in the prices for oil and gold, while the dollar continued to lose ground against other major currencies.

Surprisingly, after the failure of diplomatic resolutions at the U.N. and the start of the war, the financial markets experienced a dramatic turnaround. Equities surged and the dollar rose in value. Treasuries pulled back, as did the prices for gold and oil. Apparently, the uncertainty of war was worse for investors than actual war itself. The positive momentum, brought on by clarity in Iraq, was sustained throughout the spring as improving economic data accompanied the rise in corporate profits.

1

LETTER TO SHAREHOLDERS continued

This dramatic shift in sentiment was enhanced by prospects for the new tax law, which was ultimately passed in late-May. The main provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 included a combination of short-term stimulus and incentives for capital spending. From an investment perspective, we believe the law will strengthen the foundation for long-term investment, as the potential exists for dividend yield to become a larger portion of total return possibilities. Indeed, more than 225 companies in the S&P 500 Index increased their dividends during 2003.

The financial markets were thrown a curveball right around the All-Star break, though, and the pitcher was none other than Alan Greenspan. After expressing his concerns about the "possibility of an unwelcome, substantial fall in inflation," the yield on the 10-year Treasury plunged to 3.1% in early June. Evidently, investors were convinced that deflation worries would cause the Fed to dramatically reduce their target for the federal funds rate. Yet when monetary policymakers reduced rates by a less than expected 25 basis points at the end of June, many bond investors became concerned. These concerns were heightened in mid-July when Chairman Greenspan testified to congressional banking committees that economic growth would likely exceed 4% in the coming year. Investors then quickly reasoned that rates weren't going to zero. The result was a 150 basis point climb in the yield on the 10-year Treasury, to 4.6%, in just a matter of weeks.

In response to this unfortunate experience, monetary policymakers have tried to take steps in order to keep the financial markets appraised of its intentions. The Fed has taken dramatic steps to improve the delivery of its message, with monetary policymakers frequently referring to terms such as "accommodative" and "considerable period" in a variety of speeches these past few months. In addition, the minutes of the October monetary policy meeting were released in early December, and the message from those notes stated that it could take until 2005 before all the slack in industrial capacity and the labor markets was properly absorbed. This helped drive rates lower, and stock prices higher, in the last few weeks of the year.

Stock investors were not the only beneficiaries of 2003, however. Despite the whirlwind tour last July, investors in the 10-year Treasury managed to eke out a positive return for the fourth consecutive year. The big winner in the fixed income markets, though, was the high yield sector, which saw total returns soar

2

LETTER TO SHAREHOLDERS continued

as the powerful combination of price appreciation and attractive yields rewarded risk-appropriate investors. The investment grade corporate bond market also generated solid returns for diversified portfolios, as investors increased their confidence in the balance sheets of corporate America.

The strength in domestic markets spread to international stock markets as well. Improving economies in Europe and an emerging recovery in Japan encouraged investment in these regions, as the strength in China's output generated profits for many companies throughout Asia. South American markets also performed very well, rising from a very difficult period for many of those economies. The weaker U.S. dollar and low interest rates enabled investors in international bonds to benefit from a combination of higher rates and currency translation.

We believe the environment remains favorable for investors with diversified portfolios. The U.S. economic recovery has continued to gather momentum, as business investment has picked up and consumers maintained spending at reasonable levels. We expect monetary policymakers to remain on the sidelines through the first half of the year, as inflation remains low and employment growth accelerates. We also believe corporate profit growth looks solid through the next twelve months as domestic and international demand improves. In our opinion, the bond market may likely be led by the investment grade corporate sector, as investors pursue companies with strong balance sheets and solid growth prospects. International markets may also respond favorably to the combination of attractive valuations and the improvement in global demand. As always, we recommend that investors attempt to participate in the financial markets from a fully diversified, long-term emphasis in their investment portfolios.

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of December 31, 2003

MANAGEMENT TEAM

Maureen E. Cullinane, CFA
Large Cap Core Growth Team
Lead Manager

PERFORMANCE AND RETURNS1

Portfolio inception date: 3/6/1997

	Class 1	Class 2
Class inception date	3/6/1997	7/31/2002

Average annual return

1 year	40.04%	39.61%

5 year	2.79%	2.71%

Since portfolio inception	6.71%	6.65%

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Omega Fund Class 1 shares,1 versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class' 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class 1 shares returned 40.04% for the twelve-month period ended December 31, 2003. During the same period, the fund's benchmark Russell 1000 Growth Index (Russell 1000 Growth) returned 29.75%.

The equity market in 2003 began the process of discounting the end of a three-year downturn and began pricing in a cyclical recovery. During the course of 2003, incremental economic data began to turn positive, helped largely by a massive liquidity infusion by the Federal Reserve. Fiscal stimulus in the form of tax cuts, dividend policy, deficit spending and a reduction in capital gains rate acted as a force multiplier, stimulating the macro environment. As a result of these policy initiatives, strength in the household sector was sustained throughout 2003. In addition, capital spending activity began to recover. Against this backdrop, economically sensitive companies with depressed earnings and high operating leverage demonstrated solid relative strength. In particular, performance in the equity market resided with lower quality, volatile companies. Furthermore, stocks with the highest valuations and growth expectations outperformed those with lower valuations and lower expectations. Small capitalization issues dominated the performance landscape.

For 2003, almost every sector contributed to performance. The consumer discretionary and health care sectors were the primary contributors. In the case of the consumer discretionary sector, a greater weighting than the Russell 1000 Growth and strong stock selection among retail, gaming and consumer durable stocks helped. Consumer spending remained strong throughout the year, buoyed by favorable interest rates and a surge in mortgage refinancing. For the health care sector, a key decision was the fund's focus on specialty pharmaceuticals and generic drug manufacturers rather than the major pharmaceuticals. The generic drug manufacturers benefited from the loss of patent protection on a number of major branded drugs.

Materials, energy and telecommunications services were the primary detractors to performance. In the case of the energy sector, stock selection among the exploration and production companies was good, but a modest overweight relative to the Russell 1000 Growth negatively impacted performance.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of December 31, 2003, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 1[1]	2003	2002[2]	2001	2000	1999[2]
Net asset value, beginning of period	$10.79	$14.46	$16.97	$19.98	$13.57
Income from investment operations
Net investment income (loss)	-0.02	-0.01	-0.02	0.01	-0.06
Net realized and unrealized gains or losses on securities	4.34	-3.66	-2.49	-2.27	6.47
Total from investment operations	4.32	-3.67	-2.51	-2.26	6.41
Distributions to shareholders from
Net investment income	0	0	0	-0.01	0
Net realized gains	0	0	0	-0.74	0
Total distributions to shareholders	0	0	0	-0.75	0
Net asset value, end of period	$15.11	$10.79	$14.46	$16.97	$19.98
Total return[3]	40.04%	-25.38%	-14.79%	-12.46%	47.24%
Ratios and supplemental data
Net assets, end of period (thousands)	$108,348	$75,169	$108,873	$97,397	$24,176
Ratios to average net assets
Expenses[4]	0.72%	0.70%	0.72%	0.68%	0.96%
Net investment income (loss)	-0.20%	-0.06%	-0.16%	0.07%	-0.35%
Portfolio turnover rate	180%	184%	181%	177%	120%

[1]   Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

[2]   Net investment loss per share is based on average shares outstanding during the period.

[3]   Total return does not reflect charges attributable to your insurance company's separate account.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 2	2003	2002[1,2]
Net asset value, beginning of period	$10.78	$11.13
Income from investment operations
Net investment loss	-0.03	-0.01
Net realized and unrealized gains or losses on securities	4.30	-0.34
Total from investment operations	4.27	-0.35
Net asset value, end of period	$15.05	$10.78
Total return[3]	39.61%	-3.14%
Ratios and supplemental data
Net assets, end of period (thousands)	$7,609	$822
Ratios to average net assets
Expenses[4]	0.99%	0.96%[5]
Net investment loss	-0.46%	-0.27%[5]
Portfolio turnover rate	180%	184%

[1]   For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

[2]   Net investment loss per share is based on average shares outstanding during the period.

[3]   Total return does not reflect charges attributable to your insurance company's separate account.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[5]   Annualized

See Notes to Financial Statements

7

SCHEDULE OF INVESTMENTS

December 31, 2003

	Shares	Value

COMMON STOCKS 95.7%
CONSUMER DISCRETIONARY 23.1%
Auto Components 2.5%
Autoliv, Inc.	30,000	$ 1,129,500
Lear Corp.	30,000	1,839,900
2,969,400
Hotels, Restaurants & Leisure 4.3%
International Game Technology, Inc.	87,000	3,105,900
Mandalay Resort Group	30,000	1,341,600
P.F. Chang's China Bistro, Inc. *	11,000	559,680
5,007,180
Household Durables 1.5%
Harman International Industries, Inc.	23,000	1,701,540
Internet & Catalog Retail 5.8%
Amazon.com, Inc. *	49,800	2,621,472
eBay, Inc. *	51,000	3,294,090
InterActiveCorp *	24,666	836,917
6,752,479
Specialty Retail 6.0%
Best Buy Co., Inc.	47,000	2,455,280
Chico's FAS, Inc. *	73,000	2,697,350
TBC Corp. *	21,700	560,077
Williams-Sonoma, Inc. *	36,000	1,251,720
6,964,427
Textiles, Apparel & Luxury Goods 3.0%
Coach, Inc. *	91,000	3,435,250
ENERGY 6.4%
Oil & Gas 6.4%
Apache Corp.	22,975	1,863,273
Burlington Resources, Inc.	22,000	1,218,360
Devon Energy Corp.	32,000	1,832,320
XTO Energy, Inc.	88,000	2,490,400
7,404,353
FINANCIALS 3.5%
Capital Markets 2.1%
Ameritrade Holding Corp. *	93,000	1,308,510
Morgan Stanley	20,000	1,157,400
2,465,910
Diversified Financial Services 1.4%
Citigroup, Inc.	33,000	1,601,820
See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
HEALTH CARE 19.3%
Biotechnology 1.3%
Genentech, Inc. *	16,500	$ 1,543,905
Health Care Equipment & Supplies 5.5%
Guidant Corp.	31,700	1,908,340
Medtronic, Inc.	33,000	1,604,130
Saint Jude Medical, Inc. *	20,000	1,227,000
Stryker Corp.	19,500	1,657,695
6,397,165
Health Care Providers & Services 1.1%
Health Management Associates, Inc., Class A	52,000	1,248,000
Pharmaceuticals 11.4%
Endo Pharmaceuticals Holdings, Inc. *	48,500	934,110
Forest Laboratories, Inc. *	26,000	1,606,800
Pfizer, Inc.	62,000	2,190,460
Pharmaceutical Resources, Inc. *	14,400	938,160
SICOR, Inc. *	60,000	1,632,000
Taro Pharmaceutical Industries, Ltd., Class A *	17,000	1,096,500
Teva Pharmaceutical Industries, Ltd., ADR	23,500	1,332,685
Valeant Pharmaceuticals International	90,000	2,263,500
Watson Pharmaceuticals, Inc. *	25,500	1,173,000
13,167,215
INDUSTRIALS 11.9%
Commercial Services & Supplies 5.3%
Apollo Group, Inc., Class A *	25,000	1,700,000
Career Education Corp. *	42,000	1,682,940
Cendant Corp. *	63,900	1,423,053
Monster Worldwide, Inc.	60,000	1,317,600
6,123,593
Construction & Engineering 1.3%
Chicago Bridge & Iron Co.	53,000	1,531,700
Electrical Equipment 1.7%
Cooper Industries, Ltd., Class A	34,000	1,969,620
Machinery 3.6%
Caterpillar, Inc.	15,000	1,245,300
Deere & Co.	27,000	1,756,350
Paccar, Inc.	14,000	1,191,680
4,193,330
See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 30.0%
Communications Equipment 8.2%
Cisco Systems, Inc. *	112,500	$ 2,732,625
NetScreen Technologies, Inc. *	35,000	866,250
Nortel Networks Corp. *	240,000	1,015,200
QLogic Corp. *	30,000	1,548,000
QUALCOMM, Inc.	49,000	2,642,570
Research In Motion, Ltd. *	10,500	701,715
9,506,360
Computers & Peripherals 2.8%
Dell, Inc. *	57,500	1,952,700
SanDisk Corp. *	20,500	1,253,370
3,206,070
Electronic Equipment & Instruments 1.2%
Flextronics International, Ltd. *	92,000	1,365,280
IT Services 1.4%
Paychex, Inc.	45,000	1,674,000
Semiconductors & Semiconductor Equipment 8.7%
Altera Corp. *	60,000	1,362,000
Applied Materials, Inc. *	60,000	1,347,000
Intel Corp.	60,000	1,932,000
Lam Research Corp. *	43,000	1,388,900
Microchip Technology, Inc.	41,000	1,367,760
Texas Instruments, Inc.	90,100	2,647,138
10,044,798
Software 7.7%
Amdocs, Ltd. *	73,500	1,652,280
Autodesk, Inc.	7,800	191,724
Cadence Design Systems, Inc. *	111,700	2,008,366
Intuit, Inc. *	25,000	1,322,750
Microsoft Corp.	55,500	1,528,470
Oracle Corp. *	171,500	2,263,800
8,967,390
MATERIALS 1.5%
Metals & Mining 1.5%
Massey Energy Corp.	82,100	1,707,680
Total Common Stocks		110,948,465
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

SHORT-TERM INVESTMENTS 3.8%
MUTUAL FUND SHARES 3.8%
Evergreen Institutional U.S. Government Money Market Fund (o)	4,484,716	$ 4,484,716
Total Investments (cost $92,504,264) 99.5%		115,433,181
Other Assets and Liabilities 0.5%		523,429
Net Assets 100.0%		$ 115,956,610

*	Non-income producing security
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations:
ADR	American Depository Receipt
See Notes to Financial Statements

11

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets
Identified cost of securities	$ 92,504,264
Net unrealized gains on securities	22,928,917

Market value of securities	115,433,181
Receivable for securities sold	549,743
Dividends receivable	57,143
Prepaid expenses and other assets	149

Total assets	116,040,216

Liabilities
Payable for securities purchased	53,624
Advisory fee payable	3,305
Distribution Plan expenses payable	103
Due to other related parties	636
Accrued expenses and other liabilities	25,938

Total liabilities	83,606

Net assets	$ 115,956,610

Net assets represented by
Paid-in capital	$ 148,485,060
Undistributed net investment loss	(568)
Accumulated net realized losses on securities	(55,456,799)
Net unrealized gains on securities	22,928,917

Total net assets	$ 115,956,610

Net assets consists of
Class 1	$ 108,347,739
Class 2	7,608,871

Total net assets	$ 115,956,610

Shares outstanding
Class 1	7,169,601
Class 2	505,605

Net asset value per share
Class 1	$ 15.11
Class 2	$ 15.05

See Notes to Financial Statements

12

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment income
Dividends (net of foreign witholding taxes of $1,678)	$ 427,828
Income from affiliate	27,648

Total investment income	455,476

Expenses
Advisory fee	453,221
Distribution Plan expenses	8,074
Administrative services fee	87,158
Transfer agent fees	739
Trustees' fees and expenses	1,277
Printing and postage expenses	42,919
Custodian fees	21,646
Professional fees	16,625
Other	5,189

Total expenses	636,848
Less: Expense reductions	(235)

Net expenses	636,613

Net investment loss	(181,137)

Net realized and unrealized gains or losses on securities
Net realized gains on securities	4,973,998
Net change in unrealized gains or losses on securities	24,097,271

Net realized and unrealized gains or losses on securities	29,071,269

Net increase in net assets resulting from operations	$ 28,890,132

See Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003		2002 * †

Operations
Net investment loss		$ (181,137)		$ (58,733)
Net realized gains or losses on securities		4,973,998		(17,942,076)
Net change in unrealized gains or losses on securities		24,097,271		(9,714,230)

Net increase (decrease) in net assets resulting from operations		28,890,132		(27,715,039)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	1,734,754	23,169,693	1,109,967	13,607,607
Class 2	441,725	5,820,791	80,470	890,102

		28,990,484		14,497,709

Payment for shares redeemed
Class 1	(1,531,945)	(17,746,513)	(1,670,717)	(19,619,585)
Class 2	(12,447)	(168,507)	(4,143)	(44,719)

		(17,915,020)		(19,664,304)

Net increase (decrease) in net assets resulting from capital share transactions		11,075,464		(5,166,595)

Total increase (decrease) in net assets		39,965,596		(32,881,634)
Net assets
Beginning of period		75,991,014		108,872,648

End of period		$ 115,956,610		$ 75,991,014

Undistributed net investment loss		$ (568)		$ (25)

* Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.
† For Class 2 shares, for the period from July 31, 2002 (commencement of class operations), to December 31, 2002.
See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Omega Fund (the "Fund") is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

c. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses.

15

NOTES TO FINANCIAL STATEMENTS continued

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.52% of the Fund's average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2003, the Fund paid brokerage commissions of $131,235 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $162,064,918 and $152,605,176, respectively, for the year ended December 31, 2003.

16

NOTES TO FINANCIAL STATEMENTS continued

On December 31, 2003, the aggregate cost of securities for federal income tax purposes was $93,408,633. The gross unrealized appreciation and depreciation on securities based on tax cost was $22,490,892 and $466,344, respectively, with a net unrealized appreciation of $22,024,548.

As of December 31, 2003, the Fund had $54,552,430 in capital loss carryovers for federal income tax purposes with $2,499,322 expiring in 2008, $35,928,993 expiring in 2009 and $16,124,115 expiring in 2010.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2003, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Capital Loss
Ordinary Loss	Appreciation	Carryover

$ 568	$ 22,024,548	$ 54,552,430

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended December 31, 2003, the Fund had no borrowings under this agreement.

17

NOTES TO FINANCIAL STATEMENTS continued

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

18

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Omega Fund, a series of Evergreen Variable Annuity Trust, as of December 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Omega Fund as of December 31, 2003, and the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 6, 2004

19

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (recruitment business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

20

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director, Middlesex Mutual Assurance Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc.; President and Chief Investment Officer, Evergreen Investment Management Company, LLC and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; Former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; Former Vice President and Counsel, Colonial Management Associates, Inc.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 93 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

21

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $248.2 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. For more complete information on the fund(s), including investment objective, risks, charges and expenses, please contact your financial advisor or call 800 . 343 . 2898, or visit Evergreeninvestments.com for a free prospectus. Read it carefully before you invest or send money.

*As of December 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003, Evergreen Investments was ranked third overall.

560863 rv1   1/2004

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen VA Special Equity Fund

Evergreen VA Special Equity Fund: Annual Report as of December 31, 2003

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
8	SCHEDULE OF INVESTMENTS
14	STATEMENT OF ASSETS AND LIABILITIES
15	STATEMENT OF OPERATIONS
16	STATEMENTS OF CHANGES IN NET ASSETS
17	NOTES TO FINANCIAL STATEMENTS
21	INDEPENDENT AUDITORS' REPORT
24	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2004.

LETTER TO SHAREHOLDERS

February 2004

Dennis H. Ferro President and Chief Executive Officer

We are pleased to provide the annual report for the Evergreen VA Special Equity Fund, which covers the 12-month period ended December 31, 2003.

After a rocky start, 2003 proved to be a refreshing experience for diversified investors. Fears over geopolitical uncertainties and the war in Iraq weighed on the markets early on, yet solid economic growth, rising corporate profits, and passage of the new tax law combined to significantly improve investor confidence as the year progressed. The absence of inflation and an extremely accommodative monetary policy stance from the Federal Reserve helped offset worries about employment growth, which managed to strengthen in the last few months of the year. In addition to the improving domestic environment, many global economies strengthened, providing a lift to their financial markets, too.

Investors entered the year hoping for an improvement in the performance of the financial markets. After three down years in equities and unusually strong performance in the Treasury markets, investors initially embraced the improving economic fundamentals. Growth in GDP and profits were becoming a trend again, causing Wall Street to begin the year on a high note. Unfortunately, the quick gains in equities were soon eliminated, as the uncertain geopolitical environment trounced investor confidence in both the economy and the financial markets. In addition to the quick reversal in equities, bonds gained as the first quarter progressed. Fears of war helped lead to a surge in the prices for oil and gold, while the dollar continued to lose ground against other major currencies.

Surprisingly, after the failure of diplomatic resolutions at the U.N. and the start of the war, the financial markets experienced a dramatic turnaround. Equities surged and the dollar rose in value. Treasuries pulled back, as did the prices for gold and oil. Apparently, the uncertainty of war was worse for investors than actual war itself. The positive momentum, brought on by clarity in Iraq, was sustained throughout the spring as improving economic data accompanied the rise in corporate profits.

1

LETTER TO SHAREHOLDERS continued

This dramatic shift in sentiment was enhanced by prospects for the new tax law, which was ultimately passed in late-May. The main provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 included a combination of short-term stimulus and incentives for capital spending. From an investment perspective, we believe the law will strengthen the foundation for long-term investment, as the potential exists for dividend yield to become a larger portion of total return possibilities. Indeed, more than 225 companies in the S&P 500 Index increased their dividends during 2003.

The financial markets were thrown a curveball right around the All-Star break, though, and the pitcher was none other than Alan Greenspan. After expressing his concerns about the "possibility of an unwelcome, substantial fall in inflation," the yield on the 10-year Treasury plunged to 3.1% in early June. Evidently, investors were convinced that deflation worries would cause the Fed to dramatically reduce their target for the federal funds rate. Yet when monetary policymakers reduced rates by a less than expected 25 basis points at the end of June, many bond investors became concerned. These concerns were heightened in mid-July when Chairman Greenspan testified to congressional banking committees that economic growth would likely exceed 4% in the coming year. Investors then quickly reasoned that rates weren't going to zero. The result was a 150 basis point climb in the yield on the 10-year Treasury, to 4.6%, in just a matter of weeks.

In response to this unfortunate experience, monetary policymakers have tried to take steps in order to keep the financial markets appraised of its intentions. The Fed has taken dramatic steps to improve the delivery of its message, with monetary policymakers frequently referring to terms such as "accommodative" and "considerable period" in a variety of speeches these past few months. In addition, the minutes of the October monetary policy meeting were released in early December, and the message from those notes stated that it could take until 2005 before all the slack in industrial capacity and the labor markets was properly absorbed. This helped drive rates lower, and stock prices higher, in the last few weeks of the year.

Stock investors were not the only beneficiaries of 2003, however. Despite the whirlwind tour last July, investors in the 10-year Treasury managed to eke out a positive return for the fourth consecutive year. The big winner in the fixed income markets, though, was the high yield sector, which saw total returns soar

2

LETTER TO SHAREHOLDERS continued

as the powerful combination of price appreciation and attractive yields rewarded risk-appropriate investors. The investment grade corporate bond market also generated solid returns for diversified portfolios, as investors increased their confidence in the balance sheets of corporate America.

The strength in domestic markets spread to international stock markets as well. Improving economies in Europe and an emerging recovery in Japan encouraged investment in these regions, as the strength in China's output generated profits for many companies throughout Asia. South American markets also performed very well, rising from a very difficult period for many of those economies. The weaker U.S. dollar and low interest rates enabled investors in international bonds to benefit from a combination of higher rates and currency translation.

We believe the environment remains favorable for investors with diversified portfolios. The U.S. economic recovery has continued to gather momentum, as business investment has picked up and consumers maintained spending at reasonable levels. We expect monetary policymakers to remain on the sidelines through the first half of the year, as inflation remains low and employment growth accelerates. We also believe corporate profit growth looks solid through the next twelve months as domestic and international demand improves. In our opinion, the bond market may likely be led by the investment grade corporate sector, as investors pursue companies with strong balance sheets and solid growth prospects. International markets may also respond favorably to the combination of attractive valuations and the improvement in global demand. As always, we recommend that investors attempt to participate in the financial markets from a fully diversified, long-term emphasis in their investment portfolios.

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of December 31, 2003

MANAGEMENT  TEAM

Timothy M. Stevenson, CFA, CMT
Special Equity Team
Lead Manager

PERFORMANCE AND RETURNS1

Portfolio inception date: 9/29/1999

	Class 1	Class 2
Class inception date	9/29/1999	7/31/2002

Average annual return

1 year	51.97%	51.84%

Since portfolio inception	2.42%	2.33%

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Special Equity Fund Class 1 shares,1 versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class 1 shares returned 51.97% for the twelve-month period ended December 31, 2003. During the same period, the fund's benchmark Russell 2000 Growth Index (Russell 2000 Growth) returned 48.54%.

Throughout much of 2003 our stock selection methodology directed us towards stocks that were expected to benefit from narrowing credit spreads, a steepening yield curve and higher than expected inflation. As the economy recovered faster and stronger than many investors expected, many companies with negative free cash flow rallied sharply. Relative to our Russell 2000 Growth benchmark, we remained underexposed to these lower quality companies throughout the calendar year. Fortunately, we benefited from good security selection within this volatile segment of the market.

Consistent with our stock selection methodology we emphasized companies with stronger long-term relative strength. While price momentum, as a stock selection factor, was not consistent throughout the year, it did enable us to remain focused on the winning stocks and helped limit our exposure to laggards. Most importantly, we were able to gravitate towards companies that were demonstrating obvious near-term fundamental earnings recoveries. The stock prices of these companies rallied strongly through the year in advance of their ultimate earnings rebound.

As the year came to a close we started to experience some loss of momentum in our earlier winners. For example, many of our winning consumer cyclical stocks, including apparel and specialty retail, experienced significant profit-taking declines as it appeared that the great mortgage refinancing boom was nearing an end. Stronger economic growth and a stabilizing job market raised the odds of a shift in monetary policy that prompted investors to focus on late cycle and more value oriented plays.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class' 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns for Class 2 would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of December 31, 2003, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 1[1]	2003	2002[2]	2001	2000	1999[3]
Net asset value, beginning of period	$7.10	$9.75	$10.61	$11.84	$10.00
Income from investment operations
Net investment loss	-0.05	-0.05	-0.01	-0.01	0
Net realized and unrealized gains or losses on securities	3.74	-2.60	-0.85	-0.91	1.88
Total from investment operations	3.69	-2.65	-0.86	-0.92	1.88
Distributions to shareholders from net realized gains	0	0	0	-0.31	-0.04
Net asset value, end of period	$10.79	$7.10	$9.75	$10.61	$11.84
Total return[4]	51.97%	-27.18%	-8.11%	-8.34%	18.87%
Ratios and supplemental data
Net assets, end of period (thousands)	$67,211	$28,530	$43,162	$20,905	$3,059
Ratios to average net assets
Expenses[5]	1.03%	1.03%	1.03%	1.04%	1.03%[6]
Net investment loss	-0.73%	-0.57%	-0.21%	-0.17%	-0.07%[6]
Portfolio turnover rate	288%	169%	160%	294%	104%

[1]   Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

[2]   Net investment loss is based on average shares outstanding during the period.

[3]   For the period from September 29, 1999 (commencement of class operations), to December 31, 1999.

[4]   Total return does not reflect charges attributable to your insurance company's separate account.

[5]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[6]   Annualized

See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 2	2003	2002[1,2]
Net asset value, beginning of period	$7.08	$7.26
Income from investment operations
Net investment loss	-0.04	-0.02
Net realized and unrealized gains or losses on securities	3.71	-0.16
Total from investment operations	3.67	-0.18
Net asset value, end of period	$10.75	$7.08
Total return[3]	51.84%	-2.48%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,232	$28
Ratios to average net assets
Expenses[4]	1.29%	1.37%[5]
Net investment loss	-1.00%	-0.56%[5]
Portfolio turnover rate	288%	169%

[1]   For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

[2]   Net investment loss is based on average shares outstanding during the period.

[3]   Total return does not reflect charges attributable to your insurance company's separate account.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[5]   Annualized

See Notes to Financial Statements

7

SCHEDULE OF INVESTMENTS

December 31, 2003

	Shares	Value

COMMON STOCKS 99.2%
CONSUMER DISCRETIONARY 15.0%
Hotels, Restaurants & Leisure 3.8%
Applebee's International, Inc.	3,713	$ 145,810
CBRL Group, Inc.	16,925	647,551
GTECH Holdings Corp.	16,107	797,135
Red Robin Gourmet Burgers, Inc. *	10,568	321,690
Station Casinos, Inc.	21,675	663,905
2,576,091
Household Durables 0.9%
Jarden Corp. *	21,975	600,796
Leisure Equipment & Products 1.1%
Marvel Enterprises, Inc. *	25,983	756,365
Media 1.3%
Getty Images, Inc. *	9,371	469,768
RH Donnelley Corp. *	10,217	407,046
876,814
Specialty Retail 5.7%
Aeropostale, Inc. *	13,846	379,657
Bebe Stores, Inc. *	13,042	338,962
Bombay Co., Inc. *	14,310	116,483
Brookstone, Inc.	18,764	399,861
Hot Topic, Inc. *	5,546	163,385
Jos. A. Bank Clothiers, Inc. *	8,374	290,494
Men's Wearhouse, Inc. *	15,434	386,004
Movie Gallery, Inc. *	14,171	264,714
Pacific Sunwear of California, Inc. *	17,125	361,680
Sharper Image Corp. *	12,368	403,815
TBC Corp. *	15,838	408,779
Tractor Supply Co. *	6,805	264,647
West Marine, Inc. *	5,807	161,493
3,939,974
Textiles, Apparel & Luxury Goods 2.2%
Kellwood Co.	7,193	294,913
Quiksilver, Inc. *	17,622	312,438
Reebok International, Ltd.	7,553	296,984
Timberland Co., Class A *	6,372	331,790
Wolverine World Wide, Inc.	14,936	304,396
1,540,521
CONSUMER STAPLES 2.6%
Distributors 0.6%
Central European Distribution Corp. *	12,210	385,836
Food & Staples Retailing 0.2%
7-Eleven, Inc. *	8,926	143,262
See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food Products 1.0%
Ralcorp Holdings, Inc. *	22,104	$ 693,181
Household Products 0.8%
Sola International, Inc. *	28,931	543,903
ENERGY 3.7%
Energy Equipment & Services 0.9%
Matrix Service Co.	35,267	640,096
Oil & Gas 2.8%
KCS Energy, Inc. *	80,726	851,660
Nuevo Energy Co. *	16,872	407,796
Patina Oil & Gas Corp.	12,592	616,882
1,876,338
FINANCIALS 11.9%
Capital Markets 0.5%
SWS Group, Inc.	20,337	361,999
Commercial Banks 2.4%
East West Bancorp, Inc.	2,929	157,229
PrivateBancorp, Inc.	10,962	498,990
Sun Bancorp, Inc.	9,036	238,550
UCBH Holdings, Inc.	19,782	770,905
1,665,674
Consumer Finance 1.2%
Cash America International, Inc.	21,206	449,143
World Acceptance Corp. *	19,322	384,701
833,844
Diversified Financial Services 2.8%
Compucredit Corp. *	14,088	299,793
First Republic Bank of San Francisco California	12,969	464,290
Instinet Group, Inc. *	54,623	281,308
New Century Financial Corp.	11,572	459,061
Saxon Capital, Inc. *	20,030	419,629
1,924,081
Insurance 1.0%
ProAssurance Corp. *	20,362	654,638
Real Estate 2.0%
Corrections Corporation of America *	26,944	776,796
Redwood Trust, Inc.	11,040	561,384
1,338,180
See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Thrifts & Mortgage Finance 2.0%
Firstfed Financial Corp. *	12,789	$ 556,321
Hawthorne Financial Corp. *	18,115	506,858
ITLA Capital Corp. *	5,830	292,083
1,355,262
HEALTH CARE 20.0%
Biotechnology 4.3%
Connetics Corp. *	23,063	418,824
Cubist Pharmaceuticals, Inc. *	27,511	334,534
ILEX Oncology, Inc. *	34,186	726,452
Invitrogen Corp. *	2,808	196,560
Martek Biosciences Corp. *	11,064	718,828
Sciclone Pharmaceuticals, Inc. *	84,869	575,412
2,970,610
Health Care Equipment & Supplies 6.6%
Align Technology, Inc. *	20,845	344,359
Cooper Companies, Inc.	5,976	281,649
Epix Medical, Inc. *	35,428	576,768
Inamed Corp. *	9,560	459,454
Kensey Nash Corp. *	28,576	664,392
Lca Vision, Inc. *	29,448	623,414
Matthews International Corp., Class A	5,566	164,698
Quidel Corp. *	32,730	354,139
United Surgical Partners *	9,461	316,754
VISX, Inc. *	31,034	718,437
4,504,064
Health Care Providers & Services 2.3%
American Healthways, Inc.	16,190	386,455
Select Medical Corp.	37,519	610,810
VCA Antech, Inc. *	19,743	611,638
1,608,903
Pharmaceuticals 6.8%
aaiPharma, Inc. *	34,132	857,396
American Pharmaceutical Partners, Inc. *	4,056	136,265
Bradley Pharmaceuticals, Inc., Class A *	28,867	734,088
Collagenex Pharmaceuticals, Inc. *	64,953	728,123
Hollis Eden Pharmaceuticals *	14,428	158,852
Indevus Pharmaceuticals, Inc. *	84,351	496,827
Medicis Pharmaceutical Corp., Class A	7,640	544,732
MGI Pharma, Inc. *	14,099	580,174
Salix Pharmaceuticals, Ltd.	18,030	408,740
4,645,197
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS 16.8%
Aerospace & Defense 1.2%
Invision Technologies, Inc. *	9,675	$ 324,790
KVH Industries, Inc. *	7,055	193,801
Moog, Inc., Class A *	6,212	306,873
825,464
Air Freight & Logistics 1.3%
J.B. Hunt Transportation Services, Inc. *	15,771	425,975
Pacer International, Inc. *	20,892	422,436
848,411
Airlines 1.3%
Airtran Holdings, Inc. *	33,722	401,292
Continental Airlines, Inc., Class B *	30,991	504,223
905,515
Building Products 0.6%
USG Corp. *	25,604	424,258
Commercial Services & Supplies 4.5%
Charles River Associates, Inc. *	9,970	318,940
Corporate Executive Board Co. *	8,410	392,495
Exult, Inc. *	90,442	643,947
Gevity HR, Inc.	17,133	381,038
Stericycle, Inc. *	13,816	645,207
Tetra Tech, Inc. *	28,835	716,838
3,098,465
Construction & Engineering 1.9%
Dycom Industries, Inc. *	27,166	728,592
Mastec, Inc. *	39,926	591,304
1,319,896
Electrical Equipment 1.1%
American Superconductor Corp. *	26,467	366,833
II-VI, Inc. *	15,014	387,361
754,194
Machinery 3.2%
Briggs & Stratton Corp.	10,169	685,390
Cascade Corp.	16,170	360,591
Ceradyne, Inc. *	15,316	521,663
Dionex Corp. *	13,532	622,743
2,190,387
Road & Rail 1.1%
Genesee & Wyoming, Inc., Class A *	7,137	224,815
Marten Transport, Ltd.	13,271	204,108
Old Dominion Freight Lines, Inc.	9,220	314,218
743,141
See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Trading Companies & Distributors 0.6%
MSC Industrial Direct Co., Inc., Class A	13,858	$ 381,095
INFORMATION TECHNOLOGY 25.5%
Communications Equipment 4.4%
Avocent Corp. *	7,376	269,372
Captaris, Inc. *	72,213	405,837
Comtech Telecommunications	20,848	601,882
Concord Communications, Inc. *	20,563	410,643
F5 Networks, Inc. *	5,719	143,547
Foundry Networks, Inc. *	12,497	341,918
Packeteer, Inc. *	15,102	256,432
Tekelec, Inc. *	17,584	273,431
Westell Technologies, Class A *	46,869	295,743
2,998,805
Computers & Peripherals 2.6%
Advanced Digital Information Corp. *	45,884	642,376
Avid Technology, Inc. *	14,689	705,072
Electronics for Imaging, Inc. *	10,624	276,437
Western Digital Corp. *	12,228	144,168
1,768,053
Electronic Equipment & Instruments 4.3%
Benchmark Electronics, Inc. *	7,641	265,983
FLIR Systems, Inc. *	7,767	283,495
OSI Systems, Inc. *	6,512	125,096
ROFIN-SINAR Technologies, Inc. *	23,148	799,995
Rogers Corp. *	7,211	318,149
Trimble Navigation, Ltd. *	22,540	839,390
TTM Technologies *	19,884	335,642
2,967,750
Internet Software & Services 2.5%
Ask Jeeves, Inc. *	34,491	624,977
EarthLink, Inc. *	27,215	272,150
Infospace, Inc. *	10,921	251,729
Opsware, Inc. *	38,415	284,271
United Online, Inc. *	17,258	289,762
1,722,889
IT Services 1.0%
eSPEED, Inc., Class A *	5,838	136,667
Verso Technologies, Inc. *	163,578	523,450
660,117
Semiconductors & Semiconductor Equipment 6.2%
Conexant Systems, Inc.	95,839	476,320
Kulicke & Soffa Industries, Inc. *	39,298	565,105
See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment continued
MEMC Electronic Materials, Inc. *	26,655	$ 256,421
Microsemi Corp. *	28,228	693,844
OmniVision Technologies, Inc. *	11,835	653,884
Power Integrations, Inc. *	16,444	550,216
Silicon Laboratories, Inc. *	8,291	358,337
Ultratech Stepper, Inc. *	23,497	690,107
4,244,234
Software 4.5%
ANSYS, Inc. *	15,025	596,493
Aspect Communications, Inc. *	36,823	580,330
Progress Software Corp. *	20,527	419,982
Secure Computing Corp. *	47,288	846,928
SupportSoft, Inc. *	49,577	651,938
3,095,671
MATERIALS 1.2%
Chemicals 0.4%
Airgas, Inc.	6,308	135,496
MacDermid, Inc.	4,420	151,341
286,837
Health Care Equipment & Supplies 0.4%
Cytyc Corp.*	20,869	287,157
Metals & Mining 0.4%
Peabody Energy Corp.	6,337	264,316
TELECOMMUNICATION SERVICES 2.5%
Diversified Telecommunication Services 1.5%
Cincinnati Bell, Inc. *	121,688	614,524
Time Warner Telecom, Inc., Class A *	36,589	370,647
985,171
Wireless Telecommunications Services 1.0%
Western Wireless Corp., Class A *	38,327	703,684
Total Common Stocks		67,911,139
SHORT-TERM INVESTMENTS 1.1%
MUTUAL FUND SHARES 1.1%
Evergreen Institutional Money Market Fund (o)	727,756	727,756
Total Investments (cost $58,817,741) 100.3%		68,638,895
Other Assets and Liabilities (0.3%)		(196,179)
Net Assets 100.0%		$ 68,442,716

(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
*	Non-income producing security
See Notes to Financial Statements

13

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets
Identified cost of securities	$ 58,817,741
Net unrealized gains on securities	9,821,154

Market value of securities	68,638,895
Receivable for securities sold	1,373,436
Dividends receivable	15,259

Total assets	70,027,590

Liabilities
Payable for securities purchased	1,565,230
Advisory fee payable	3,018
Distribution Plan expenses payable	17
Due to other related parties	378
Accrued expenses and other liabilities	16,231

Total liabilities	1,584,874

Net assets	$ 68,442,716

Net assets represented by
Paid-in capital	$ 67,654,656
Undistributed net investment loss	(98)
Accumulated net realized losses on securities	(9,032,996)
Net unrealized gains on securities	9,821,154

Total net assets	$ 68,442,716

Net assets consists of
Class 1	$ 67,210,702
Class 2	1,232,014

Total net assets	$ 68,442,716

Shares outstanding
Class 1	6,231,157
Class 2	114,659

Net asset value per share
Class 1	$ 10.79
Class 2	$ 10.75

See Notes to Financial Statements

14

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment income
Dividends (net of foreign withholding taxes of $1,406)	$ 117,353

Expenses
Advisory fee	390,396
Distribution Plan expenses	919
Administrative services fee	42,434
Transfer agent fees	616
Trustees' fees and expenses	690
Printing and postage expenses	24,956
Custodian fees	10,800
Professional fees	15,077
Interest expense	960
Other	14,476

Total expenses	501,324
Less: Expense reductions	(9,754)
Fee waivers	(65,347)

Net expenses	426,223

Net investment loss	(308,870)

Net realized gains on securities	7,987,023
Net change in unrealized gains or losses on securities	8,165,854

Net realized and unrealized gains or losses on securities	16,152,877

Net increase in net assets resulting from operations	$ 15,844,007

See Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003		2002 † *

Operations
Net investment loss		$ (308,870)		$ (200,663)
Net realized gains or losses on securities		7,987,023		(8,621,105)
Net change in unrealized gains or losses on securities
		8,165,854		(3,106,315)

Net increase (decrease) in net assets resulting from operations
		15,844,007		(11,928,083)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	9,006,231	83,777,691	1,802,419	15,436,401
Class 2	113,130	1,077,677	3,953	28,207

		84,855,368		15,464,608

Payment for shares redeemed
Class 1	(6,795,084)	(60,794,162)	(2,211,303)	(18,140,461)
Class 2	(2,421)	(20,241)	(3)	(22)

		(60,814,403)		(18,140,483)

Net increase (decrease) in net assets resulting from capital share transactions
		24,040,965		(2,675,875)

Total increase (decrease) in net assets		39,884,972		(14,603,958)
Net assets
Beginning of period		28,557,744		43,161,702

End of period		$ 68,442,716		$ 28,557,744

Undistributed net investment income (loss)		$ (98)		$ 0

* Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.
† For Class 2 shares, for the period from July 31, 2002 (commencement of class operations), to December 31, 2002.
See Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Special Equity Fund (the "Fund") is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

c. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

17

NOTES TO FINANCIAL STATEMENTS continued

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses.

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.92% of the Fund's average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended December 31, 2003, EIMC waived its fee in the amount of $65,347 which represents 0.15% of the Fund's average daily net assets. Total amounts subject to recoupment as of December 31, 2003 were $65,347.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2003, the Fund paid brokerage commissions of $47,181 to Wachovia Securities, LLC.

18

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $143,111,640 and $119,734,173, respectively, for the year ended December 31, 2003.

On December 31, 2003, the aggregate cost of securities for federal income tax purposes was $59,435,896. The gross unrealized appreciation and depreciation on securities based on tax cost was $10,407,194 and $1,204,195, respectively, with a net unrealized appreciation of $9,202,999.

As of December 31, 2003, the Fund had $8,414,841 in capital loss carryovers for federal income tax purposes expiring in 2010.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2003, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Capital Loss
Ordinary Loss	Appreciation	Carryover

$ 98	$ 9,202,999	$ 8,414,841

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $9,754, which represents 0.02% of its average daily net assets.

19

NOTES TO FINANCIAL STATEMENTS continued

9. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended December 31, 2003, the Fund had average borrowings outstanding of $52,200 at a rate of 1.84% and paid interest of $960.

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

20

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Special Equity Fund, a series of Evergreen Variable Annuity Trust, as of December 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Special Equity Fund as of December 31, 2003, and the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 6, 2004

21

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22

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23

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (recruitment business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

24

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director, Middlesex Mutual Assurance Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc.; President and Chief Investment Officer, Evergreen Investment Management Company, LLC and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; Former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; Former Vice President and Counsel, Colonial Management Associates, Inc.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 93 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

25

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $248.2 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. For more complete information on the fund(s), including investment objective, risks, charges and expenses, please contact your financial advisor or call 800 . 343 . 2898, or visit Evergreeninvestments.com for a free prospectus. Read it carefully before you invest or send money.

*As of December 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003, Evergreen Investments was ranked third overall.

560865 rv1   1/2004

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen VA Special Values Fund

Evergreen VA Special Values Fund: Annual Report as of December 31, 2003

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
8	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
18	NOTES TO FINANCIAL STATEMENTS
22	INDEPENDENT AUDITORS' REPORT
23	ADDITIONAL INFORMATION
24	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2004.

LETTER TO SHAREHOLDERS

February 2004

Dennis H. Ferro President and Chief Executive Officer

We are pleased to provide the annual report for the Evergreen VA Special Values Fund, which covers the 12-month period ended December 31, 2003.

After a rocky start, 2003 proved to be a refreshing experience for diversified investors. Fears over geopolitical uncertainties and the war in Iraq weighed on the markets early on, yet solid economic growth, rising corporate profits, and passage of the new tax law combined to significantly improve investor confidence as the year progressed. The absence of inflation and an extremely accommodative monetary policy stance from the Federal Reserve helped offset worries about employment growth, which managed to strengthen in the last few months of the year. In addition to the improving domestic environment, many global economies strengthened, providing a lift to their financial markets, too.

Investors entered the year hoping for an improvement in the performance of the financial markets. After three down years in equities and unusually strong performance in the Treasury markets, investors initially embraced the improving economic fundamentals. Growth in GDP and profits were becoming a trend again, causing Wall Street to begin the year on a high note. Unfortunately, the quick gains in equities were soon eliminated, as the uncertain geopolitical environment trounced investor confidence in both the economy and the financial markets. In addition to the quick reversal in equities, bonds gained as the first quarter progressed. Fears of war helped lead to a surge in the prices for oil and gold, while the dollar continued to lose ground against other major currencies.

Surprisingly, after the failure of diplomatic resolutions at the U.N. and the start of the war, the financial markets experienced a dramatic turnaround. Equities surged and the dollar rose in value. Treasuries pulled back, as did the prices for gold and oil. Apparently, the uncertainty of war was worse for investors than actual war itself. The positive momentum, brought on by clarity in Iraq, was sustained throughout the spring as improving economic data accompanied the rise in corporate profits.

1

LETTER TO SHAREHOLDERS continued

This dramatic shift in sentiment was enhanced by prospects for the new tax law, which was ultimately passed in late-May. The main provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 included a combination of short-term stimulus and incentives for capital spending. From an investment perspective, we believe the law will strengthen the foundation for long-term investment, as the potential exists for dividend yield to become a larger portion of total return possibilities. Indeed, more than 225 companies in the S&P 500 Index increased their dividends during 2003.

The financial markets were thrown a curveball right around the All-Star break, though, and the pitcher was none other than Alan Greenspan. After expressing his concerns about the "possibility of an unwelcome, substantial fall in inflation," the yield on the 10-year Treasury plunged to 3.1% in early June. Evidently, investors were convinced that deflation worries would cause the Fed to dramatically reduce their target for the federal funds rate. Yet when monetary policymakers reduced rates by a less than expected 25 basis points at the end of June, many bond investors became concerned. These concerns were heightened in mid-July when Chairman Greenspan testified to congressional banking committees that economic growth would likely exceed 4% in the coming year. Investors then quickly reasoned that rates weren't going to zero. The result was a 150 basis point climb in the yield on the 10-year Treasury, to 4.6%, in just a matter of weeks.

In response to this unfortunate experience, monetary policymakers have tried to take steps in order to keep the financial markets appraised of its intentions. The Fed has taken dramatic steps to improve the delivery of its message, with monetary policymakers frequently referring to terms such as "accommodative" and "considerable period" in a variety of speeches these past few months. In addition, the minutes of the October monetary policy meeting were released in early December, and the message from those notes stated that it could take until 2005 before all the slack in industrial capacity and the labor markets was properly absorbed. This helped drive rates lower, and stock prices higher, in the last few weeks of the year.

Stock investors were not the only beneficiaries of 2003, however. Despite the whirlwind tour last July, investors in the 10-year Treasury managed to eke out a positive return for the fourth consecutive year. The big winner in the fixed income markets, though, was the high yield sector, which saw total returns soar

2

LETTER TO SHAREHOLDERS continued

as the powerful combination of price appreciation and attractive yields rewarded risk-appropriate investors. The investment grade corporate bond market also generated solid returns for diversified portfolios, as investors increased their confidence in the balance sheets of corporate America.

The strength in domestic markets spread to international stock markets as well. Improving economies in Europe and an emerging recovery in Japan encouraged investment in these regions, as the strength in China's output generated profits for many companies throughout Asia. South American markets also performed very well, rising from a very difficult period for many of those economies. The weaker U.S. dollar and low interest rates enabled investors in international bonds to benefit from a combination of higher rates and currency translation.

We believe the environment remains favorable for investors with diversified portfolios. The U.S. economic recovery has continued to gather momentum, as business investment has picked up and consumers maintained spending at reasonable levels. We expect monetary policymakers to remain on the sidelines through the first half of the year, as inflation remains low and employment growth accelerates. We also believe corporate profit growth looks solid through the next twelve months as domestic and international demand improves. In our opinion, the bond market may likely be led by the investment grade corporate sector, as investors pursue companies with strong balance sheets and solid growth prospects. International markets may also respond favorably to the combination of attractive valuations and the improvement in global demand. As always, we recommend that investors attempt to participate in the financial markets from a fully diversified, long-term emphasis in their investment portfolios.

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of December 31, 2003

MANAGEMENT TEAM

James M. Tringas, CFA
Value Equity Team
Lead Manager

PERFORMANCE AND RETURNS1

Portfolio inception date: 5/1/1998

	Class 1	Class 2
Class inception date	5/1/1998	7/31/2002

Average annual return

1 year	29.52%	29.20%

5 year	12.58%	12.52%

Since portfolio inception	10.45%	10.40%

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Special Values Fund Class 1 shares,1 versus a similar investment in the Russell 2000 Value Index (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class 1 shares returned 29.52% for the twelve-month period ended December 31, 2003. During the same period, the fund's benchmark Russell 2000 Value Index (Russell 2000 Value) returned 46.03%.

The dominant investor sentiment changed dramatically during the fiscal year. Fears and uncertainty arising from the growing possibility of war in Iraq enveloped the nation and the market. Those anxieties dissipated, however, as it became clear that major combat operations in Iraq would be brief and successful. In addition, investors took encouragement from continued low interest rates and the prospect of major tax cuts by the federal government. As the year progressed, investors began to see mounting evidence that the economic activity would pick up in the second half of 2003. Those optimistic expectations provided a favorable backdrop for stock prices, which rallied sharply from March through the end of the fiscal year.

Due to the increase in stock prices, throughout the fiscal year, there were many significant contributors to the fund. Two names worthy of mention include Joy Global and Neiman Marcus Group. Joy Global, which manufactures and services mining equipment, followed the overall increase in commodities in the fourth quarter. Neiman Marcus Group, a high-end specialty retailer, benefited from an uneven holiday season in which specialty and luxury good retailers fared well.

Due to the significant upturn in the market in 2003 there were few noteworthy detractors to the fund. However, one holding worthy of note was Payless ShoeSource, Inc. Payless, a retailer of family footwear is one of our largest holdings and posted a decline for the calendar year. In terms of the fund's performance versus the Russell 2000 Value, relative returns have been hampered by a risk-seeking environment.

We remain vigilant about the short-term risks and continue to watch each company's stock price and business prospects carefully.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class' 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns for Class 2 would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Smaller capitalization stock investing may offer the potential for greater long term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of December 31, 2003, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 1[1]	2003	2002[2]	2001	2000	1999
Net asset value, beginning of period	$10.65	$12.60	$11.70	$10.14	$9.58
Income from investment operations
Net investment income	0.01	0.02	0.02	0.08	0.13
Net realized and unrealized gains or losses on securities	3.13	-1.58	1.98	1.99	1.02
Total from investment operations	3.14	-1.56	2.00	2.07	1.15
Distributions to shareholders from
Net investment income	-0.01	-0.02	-0.02	-0.10	-0.13
Net realized gains	0	-0.37	-1.08	-0.41	-0.46
Total distributions to shareholders	-0.01	-0.39	-1.10	-0.51	-0.59
Net asset value, end of period	$13.78	$10.65	$12.60	$11.70	$10.14
Total return[3]	29.52%	-12.60%	18.11%	20.71%	12.07%
Ratios and supplemental data
Net assets, end of period (thousands)	$46,621	$32,300	$22,515	$10,400	$4,958
Ratios to average net assets
Expenses[4]	1.00%	1.00%	1.00%	1.02%	1.01%
Net investment income	0.14%	0.18%	0.29%	1.01%	1.69%
Portfolio turnover rate	98%	61%	81%	82%	65%

[1]   Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

[2]   Net investment income per share is based on average shares outstanding during the period.

[3]   Total return does not reflect charges attributable to your insurance company's separate account.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 2	2003	2002[1,2]
Net asset value, beginning of period	$10.65	$11.39
Income from investment operations
Net investment income	0	0.02
Net realized and unrealized gains or losses on securities	3.11	-0.49
Total from investment operations	3.11	-0.47
Distributions to shareholders from
Net investment income	0	-0.01
Net realized gains	0	-0.26
Total distributions to shareholders	0	-0.27
Net asset value, end of period	$13.76	$10.65
Total return[3]	29.20%	-4.11%
Ratios and supplemental data
Net assets, end of period (thousands)	$7,479	$1,055
Ratios to average net assets
Expenses[4]	1.26%	1.28%[5]
Net investment income (loss)	-0.11%	0.46%[5]
Portfolio turnover rate	98%	61%

[1]   For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

[2]   Net investment income per share is based on average shares outstanding during the period.

[3]   Total return does not reflect charges attributable to your insurance company's separate account.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[5]   Annualized

See Notes to Financial Statements

7

SCHEDULE OF INVESTMENTS

December 31, 2003

	Shares	Value

COMMON STOCKS 90.2%
CONSUMER DISCRETIONARY 22.7%
Auto Components 1.2%
Superior Industries International, Inc.	15,210	$ 661,939
Automobiles 0.4%
National RV Holdings, Inc. *	19,300	192,035
Hotels, Restaurants & Leisure 5.6%
Dover Downs Gaming & Entertainment, Inc.	2,942	27,831
Extended Stay America, Inc.	23,310	337,529
Jack In The Box, Inc. *	22,100	472,056
Lone Star Steakhouse & Saloon, Inc.	15,140	350,945
O'Charley's, Inc. *	15,980	286,841
Papa John's International, Inc. *	9,790	326,790
Ryan's Family Steak Houses, Inc. *	24,810	375,624
Triarc Companies, Inc., Class B	80,715	870,108
3,047,724
Household Durables 2.4%
Blyth, Inc.	5,020	161,745
Cavco Industries, Inc. *	6,153	147,672
Dixie Group, Inc. *	7,700	59,136
Libbey, Inc.	9,400	267,712
Skyline Corp.	3,830	133,552
Tupperware Corp.	29,830	517,252
1,287,069
Leisure Equipment & Products 0.6%
Boyds Collection, Ltd. *	38,400	163,200
The Topps Company, Inc.	14,980	153,695
316,895
Media 4.1%
Liberty Corp.	14,315	646,895
Pulitzer, Inc.	15,500	837,000
RH Donnelley Corp. *	6,200	247,008
World Wrestling Entertainment, Inc.	28,510	373,481
Young Broadcasting, Inc., Class A *	5,340	107,013
2,211,397
Multi-line Retail 1.1%
Neiman Marcus Group, Class A *	11,465	615,326
Specialty Retail 3.9%
Barnes & Noble, Inc. *	7,980	262,143
Deb Shops, Inc.	5,190	111,585
Payless ShoeSource, Inc. *	53,550	717,570
Stein Mart, Inc. *	20,750	170,980
Tweeter Home Entertainment Group, Inc. *	5,700	53,865
Wet Seal, Inc. *	37,200	367,908
Zale Corp. *	7,590	403,788
2,087,839
See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Textiles, Apparel & Luxury Goods 3.4%
Cutter & Buck, Inc. *	18,700	$ 175,406
Kellwood Co.	19,810	812,210
Maxwell Shoe, Inc., Class A *	5,500	93,335
Russell Corp.	18,360	322,402
Stride Rite Corp.	11,250	128,025
Superior Uniform Group, Inc.	9,200	151,340
Vans, Inc. *	11,900	135,779
Velcro Industries, N.V.	2,000	24,500
1,842,997
CONSUMER STAPLES 6.3%
Food & Staples Retailing 1.8%
Casey's General Stores, Inc.	37,700	665,782
Winn-Dixie Stores, Inc.	29,260	291,137
956,919
Food Products 2.9%
Chiquita Brands International, Inc. *	6,960	156,809
Corn Products International, Inc.	13,540	466,453
Delta & Pine Land Co.	23,300	591,820
Fresh Del Monte Produce, Inc.	8,310	198,027
Lance, Inc.	9,100	136,773
1,549,882
Household Products 0.2%
Rayovac Corp. *	6,700	140,365
Tobacco 1.4%
Universal Corp.	16,665	736,093
ENERGY 6.8%
Energy Equipment & Services 1.8%
Atwood Oceanics, Inc. *	15,710	501,777
Global Industries, Ltd. *	25,500	131,325
Oceaneering International, Inc. *	4,030	112,840
Tidewater, Inc.	7,200	215,136
961,078
Oil & Gas 5.0%
Berry Petroleum Co., Class A	11,520	233,280
Cabot Oil & Gas Corp., Class A	11,695	343,248
Forest Oil Corp. *	17,822	509,175
Patina Oil & Gas Corp.	7,391	362,085
Prima Energy Corp. *	4,600	161,736
Spinnaker Exploration Co. *	7,400	238,798
St. Mary Land & Exploration Co.	5,700	162,450
Teekay Shipping Corp.	7,130	406,624
Tom Brown, Inc. *	6,500	209,625
Whiting Petroleum Corp. *	5,900	108,560
2,735,581
See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
FINANCIALS 11.3%
Capital Markets 1.4%
Investment Technology Group *	25,820	$ 416,993
LaBranche & Co., Inc.	17,200	200,724
Nuveen Investments, Inc., Class A	4,930	131,434
749,151
Commercial Banks 1.1%
Colonial BancGroup, Inc.	10,800	187,056
First Citizens BancShares, Inc.	1,030	125,176
Mid-State Bancshares	6,750	171,720
Washington Trust Bancorp, Inc.	4,310	112,922
596,874
Diversified Financial Services 0.3%
Leucadia National Corp.	2,930	135,073
Insurance 4.6%
Alfa Corp.	8,600	110,596
CNA Surety Corp. *	19,920	189,439
Endurance Specialty Holdings, Ltd.	8,990	301,615
Horace Mann Educators Corp.	14,970	209,131
IPC Holdings, Ltd.	11,385	443,332
LandAmerica Financial Group, Inc.	5,170	270,184
Merchants Group, Inc.	2,000	47,640
MONY Group, Inc. *	15,250	477,172
Navigators Group, Inc. *	4,900	151,263
Stewart Information Services Corp.	7,110	288,311
2,488,683
Real Estate 3.6%
Forest City Enterprises, Inc.	11,715	556,580
Highwoods Properties, Inc. REIT	4,900	124,460
La Quinta Corp. REIT *	106,665	683,723
Post Property, Inc. REIT	13,380	373,569
Reckson Associates Realty Corp. REIT	8,800	213,840
1,952,172
Thrifts & Mortgage Finance 0.3%
NetBank, Inc.	12,480	166,608
HEALTH CARE 4.8%
Health Care Equipment & Supplies 3.0%
Edwards Lifesciences Corp. *	12,260	368,781
Millipore Corp. *	5,900	253,995
Viasys Healthcare, Inc. *	22,230	457,938
West Pharmaceutical Services, Inc.	15,950	540,705
1,621,419
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Providers & Services 1.8%
NDCHealth Corp.	8,700	$ 222,894
Per-Se Technologies, Inc. *	37,630	574,234
Sierra Health Services, Inc. *	5,800	159,210
Trover Solutions, Inc. *	5,300	35,139
991,477
INDUSTRIALS 17.9%
Aerospace & Defense 0.9%
Gencorp, Inc.	15,400	165,858
Ladish Co., Inc. *	22,400	181,686
Teledyne Technologies, Inc. *	7,300	137,605
485,149
Air Freight & Logistics 0.3%
CNF Transportation, Inc.	4,500	152,550
Building Products 0.7%
Apogee Enterprises, Inc.	12,400	140,740
Simpson Manufacturing, Inc. *	5,160	262,437
403,177
Commercial Services & Supplies 3.5%
Deluxe Corp.	3,270	135,149
Heidrick & Struggles International, Inc. *	12,610	274,898
John H. Harland Co.	21,830	595,959
Spherion Corp. *	38,000	372,020
Viad Corp.	20,220	505,500
1,883,526
Construction & Engineering 0.4%
Butler Manufacturing Co.	9,340	205,480
Electrical Equipment 2.6%
A.O. Smith Corp.	7,505	263,050
Belden, Inc.	33,620	709,046
Genlyte Group, Inc. *	7,210	420,920
1,393,016
Machinery 6.8%
Ampco-Pittsburgh Corp.	9,340	127,678
Briggs & Stratton Corp.	10,440	703,656
Crane Co.	4,100	126,034
EnPro Industries, Inc. *	17,400	242,730
Joy Global, Inc.	29,650	775,348
Kadant, Inc. *	26,739	578,899
Mueller Industries, Inc. *	30,600	1,051,416
Supreme Industries, Inc., Class A	8,250	50,325
Wolverine Tube, Inc. *	6,000	37,800
3,693,886
See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Road & Rail 2.7%
Arkansas Best Corp.	18,130	$ 569,101
Dollar Thrifty Automotive Group *	7,600	197,144
Laidlaw International, Inc. *	5,619	77,711
RailAmerica, Inc. *	16,870	199,066
USF Corp.	12,680	433,529
1,476,551
INFORMATION TECHNOLOGY 8.3%
Communications Equipment 1.8%
Black Box Corp.	2,000	92,140
Commscope, Inc. *	20,830	340,154
Harris Corp.	14,510	550,655
982,949
Computers & Peripherals 2.5%
Imation Corp.	16,705	587,181
Intergraph Corp. *	17,780	425,297
Quantum Corp. *	64,880	202,426
Silicon Graphics, Inc. *	103,920	142,370
1,357,274
Electronic Equipment & Instruments 1.5%
Analogic Corp.	9,300	381,300
Kemet Corp. *	12,300	168,387
Technitrol, Inc. *	12,730	264,020
813,707
Internet Software & Services 0.2%
Register.com, Inc. *	20,147	105,772
Semiconductors & Semiconductor Equipment 1.3%
Credence Systems Corp. *	12,630	166,211
Lattice Semiconductor Corp. *	14,500	140,360
Standard Microsystems Corp. *	15,940	403,282
709,853
Software 1.0%
Roxio, Inc. *	8,300	39,757
Transaction Systems Architects, Inc., Class A *	21,680	490,618
530,375
See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

COMMON STOCKS continued
MATERIALS 10.2%
Chemicals 2.7%
American Pacific Corp.	4,100	$ 39,360
Arch Chemicals, Inc.	12,860	329,988
Cambrex Corp.	8,400	212,184
FMC Corp. *	10,200	348,126
Great Lakes Chemical Corp.	5,960	162,052
Octel Corp.	10,300	202,807
Wellman, Inc.	13,300	135,793
1,430,310
Construction Materials 1.2%
Centex Construction Products, Inc.	10,900	656,943
Containers & Packaging 2.8%
Owens-Illinois, Inc. *	16,870	200,584
Packaging Corporation of America	23,270	508,682
Rock-Tennessee Co., Class A	20,550	354,693
Silgan Holdings, Inc. *	10,750	457,843
1,521,802
Metals & Mining 3.0%
Commercial Metals Co.	8,840	268,736
Massey Energy Corp.	25,830	537,264
Quanex Corp.	17,020	784,622
Roanoke Electric Steel Corp.	3,000	39,990
1,630,612
Paper & Forest Products 0.5%
Deltic Timber Corp.	9,270	281,808
TELECOMMUNICATION SERVICES 1.8%
Diversified Telecommunication Services 1.8%
Commonwealth Telephone Enterprises *	25,267	953,829
UTILITIES 0.1%
Electric Utilities 0.1%
El Paso Electric Co. *	4,500	60,075
Total Common Stocks		48,773,240
CONVERTIBLE PREFERRED STOCKS 0.2%
MATERIALS 0.2%
Containers & Packaging 0.2%
Owens-Illinois, Inc., 4.70%, 12/31/2049	3,600	114,660
PREFERRED STOCKS 0.5%
FINANCIALS 0.5%
Insurance 0.5%
Conseco, Inc.	10,050	262,305
See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Principal Amount	Value

CONVERTIBLE DEBENTURES 0.1%
CONSUMER DISCRETIONARY 0.1%
Specialty Retail 0.1%
Gadzooks, Inc., 5.00%, 10/09/2008 + (h)	$ 85,000	$ 34,000

	Shares	Value

SHORT-TERM INVESTMENTS 9.1%
MUTUAL FUND SHARES 9.1%
Evergreen Institutional Money Market Fund (o)	4,948,654	4,948,654
Total Investments (cost $43,788,754) 100.1%		54,132,859
Other Assets and Liabilities (0.1%)		(32,814)
Net Assets 100.0%		$ 54,100,045

*	Non-income producing security
+	Security is deemed illiquid and is valued using market quotations where readily available. In the absence of market quotations, the security is valued based upon its fair value determined under procedures approved by the Board of Trustees.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations:
REIT	Real Estate Investment Trust
See Notes to Financial Statements

14

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets
Identified cost of securities	$ 43,788,754
Net unrealized gains on securities	10,344,105

Market value of securities	54,132,859
Receivable for securities sold	39,124
Dividends receivable	48,290

Total assets	54,220,273

Liabilities
Payable for securities purchased	103,922
Advisory fee payable	2,176
Distribution Plan expenses payable	103
Due to other related parties	300
Accrued expenses and other liabilities	13,727

Total liabilities	120,228

Net assets	$ 54,100,045

Net assets represented by
Paid-in capital	$ 47,098,684
Undistributed net investment income	2,463
Accumulated net realized losses on securities	(3,345,207)
Net unrealized gains on securities	10,344,105

Total net assets	$ 54,100,045

Net assets consists of
Class 1	$ 46,621,033
Class 2	7,479,012

Total net assets	$ 54,100,045

Shares outstanding
Class 1	3,383,769
Class 2	543,594

Net asset value per share
Class 1	$ 13.78
Class 2	$ 13.76

See Notes to Financial Statements

15

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment income
Dividends (net of withholdings taxes of $926)	$ 407,396
Income from affiliate	32,139

Total investment income	439,535

Expenses
Advisory fee	334,975
Distribution Plan expenses	8,040
Administrative services fee	38,503
Transfer agent fees	718
Trustees' fees and expenses	627
Printing and postage expenses	28,764
Custodian fees	9,294
Professional fees	17,212
Other	10,298

Total expenses	448,431
Less: Expense reductions	(131)
Fee waivers	(55,231)

Net expenses	393,069

Net investment income	46,466

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(2,990,725)
Net change in unrealized gains or losses on securities	13,847,474

Net realized and unrealized gains or losses on securities	10,856,749

Net increase in net assets resulting from operations	$ 10,903,215

See Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003		2002 (a)(b)

Operations
Net investment income		$ 46,466		$ 55,598
Net realized gains or losses on securities		(2,990,725)		440,400
Net change in unrealized gains or losses on securities		13,847,474		(6,018,333)

Net increase (decrease) in net assets resulting from operations		10,903,215		(5,522,335)

Distributions to shareholders from
Net investment income
Class 1		(44,003)		(46,074)
Class 2		0		(1,044)
Net realized gains
Class 1		0		(984,893)
Class 2		0		(17,597)

Total distributions to shareholders		(44,003)		(1,049,608)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	818,146	9,719,245	1,582,150	19,701,720
Class 2	478,581	5,725,005	102,029	1,089,241

		15,444,250		20,790,961

Net asset value of shares issued in reinvestment of distributions
Class 1	3,257	44,003	91,052	1,030,967
Class 2	0	0	1,731	18,641

		44,003		1,049,608

Payment for shares redeemed
Class 1	(469,436)	(5,183,620)	(629,019)	(7,011,661)
Class 2	(33,982)	(418,312)	(4,765)	(49,630)

		(5,601,932)		(7,061,291)

Net asset value of shares issued in acquisition
Class 1	0	0	200,766	2,632,129

Net increase in net assets resulting from capital share transactions		9,886,321		17,411,407

Total increase in net assets		20,745,533		10,839,464
Net assets
Beginning of period		33,354,512		22,515,048

End of period		$ 54,100,045		$ 33,354,512

Undistributed net investment income		$ 2,463		$ 0

(a) Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.
(b) For Class 2 shares, for the period from July 31, 2002 (commencement of class operations), to December 31, 2002.
See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Special Values Fund (the "Fund") (formerly, Evergreen VA Small Cap Value Fund) is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

c. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

18

NOTES TO FINANCIAL STATEMENTS continued

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.87% of the Fund's average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended December 31, 2003, EIMC waived its fee in the amount of $55,231 which represents 0.14% of the Fund's average daily net assets. Total amounts subject to recoupment as of December 31, 2003 were $55,231.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2003, the Fund paid brokerage commissions of $9,710 to Wachovia Securities, LLC.

19

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. ACQUISITION

Effective at the close of business on June 14, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia Special Values Fund II in a tax-free exchange for Class 1 shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $169,050. The aggregate net assets of the Fund and Wachovia Special Values Fund II immediately prior to the acquisition were $33,972,195 and $2,632,129, respectively. The aggregate net assets of the Fund immediately after the acquisition were $36,604,324.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $41,028,838 and $34,867,127, respectively, for the year ended December 31, 2003.

On December 31, 2003, the aggregate cost of securities for federal income tax purposes was $43,817,456. The gross unrealized appreciation and depreciation on securities based on tax cost was $10,928,618 and $613,215, respectively, with a net unrealized appreciation of $10,315,403.

As of December 31, 2003, the Fund had $3,316,505 in capital loss carryovers for federal income tax purposes expiring in 2011.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2003, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Capital Loss
Ordinary Income	Appreciation	Carryover

$2,463	$10,315,403	$3,316,505

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

20

NOTES TO FINANCIAL STATEMENTS continued

The tax character of distributions paid was as follows:

	Year Ended December 31,
	2003	2002

Ordinary Income	$ 44,003	$ 404,834
Long-term Capital Gain	0	644,774

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended December 31, 2003, the Fund had no borrowings under this agreement.

21

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Special Values Fund (formerly, Evergreen VA Small Cap Value Fund), a series of Evergreen Variable Annuity Trust, as of December 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Special Values Fund as of December 31, 2003, and the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 6, 2004

22

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100.00% of ordinary income dividends paid during the fiscal year ended December 31, 2003 qualified for the dividends received deduction.

23

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (recruitment business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

24

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director, Middlesex Mutual Assurance Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc.; President and Chief Investment Officer, Evergreen Investment Management Company, LLC and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; Former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; Former Vice President and Counsel, Colonial Management Associates, Inc.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 93 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

25

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $248.2 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. For more complete information on the fund(s), including investment objective, risks, charges and expenses, please contact your financial advisor or call 800 . 343 . 2898, or visit Evergreeninvestments.com for a free prospectus. Read it carefully before you invest or send money.

*As of December 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003, Evergreen Investments was ranked third overall.

568807   1/2004

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen VA Strategic Income Fund

Evergreen VA Strategic Income Fund: Annual Report as of December 31, 2003

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
8	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
25	INDEPENDENT AUDITORS' REPORT
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2004.

LETTER TO SHAREHOLDERS

February 2004

Dennis H. Ferro President and Chief Executive Officer

We are pleased to provide the annual report for the Evergreen VA Strategic Income Fund, which covers the 12-month period ended December 31, 2003.

After a rocky start, 2003 proved to be a refreshing experience for diversified investors. Fears over geopolitical uncertainties and the war in Iraq weighed on the markets early on, yet solid economic growth, rising corporate profits, and passage of the new tax law combined to significantly improve investor confidence as the year progressed. The absence of inflation and an extremely accommodative monetary policy stance from the Federal Reserve helped offset worries about employment growth, which managed to strengthen in the last few months of the year. In addition to the improving domestic environment, many global economies strengthened, providing a lift to their financial markets, too.

Investors entered the year hoping for an improvement in the performance of the financial markets. After three down years in equities and unusually strong performance in the Treasury markets, investors initially embraced the improving economic fundamentals. Growth in GDP and profits were becoming a trend again, causing Wall Street to begin the year on a high note. Unfortunately, the quick gains in equities were soon eliminated, as the uncertain geopolitical environment trounced investor confidence in both the economy and the financial markets. In addition to the quick reversal in equities, bonds gained as the first quarter progressed. Fears of war helped lead to a surge in the prices for oil and gold, while the dollar continued to lose ground against other major currencies.

Surprisingly, after the failure of diplomatic resolutions at the U.N. and the start of the war, the financial markets experienced a dramatic turnaround. Equities surged and the dollar rose in value. Treasuries pulled back, as did the prices for gold and oil. Apparently, the uncertainty of war was worse for investors than actual war itself. The positive momentum, brought on by clarity in Iraq, was sustained throughout the spring as improving economic data accompanied the rise in corporate profits.

1

LETTER TO SHAREHOLDERS continued

This dramatic shift in sentiment was enhanced by prospects for the new tax law, which was ultimately passed in late-May. The main provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 included a combination of short-term stimulus and incentives for capital spending. From an investment perspective, we believe the law will strengthen the foundation for long-term investment, as the potential exists for dividend yield to become a larger portion of total return possibilities. Indeed, more than 225 companies in the S&P 500 Index increased their dividends during 2003.

The financial markets were thrown a curveball right around the All-Star break, though, and the pitcher was none other than Alan Greenspan. After expressing his concerns about the "possibility of an unwelcome, substantial fall in inflation," the yield on the 10-year Treasury plunged to 3.1% in early June. Evidently, investors were convinced that deflation worries would cause the Fed to dramatically reduce their target for the federal funds rate. Yet when monetary policymakers reduced rates by a less than expected 25 basis points at the end of June, many bond investors became concerned. These concerns were heightened in mid-July when Chairman Greenspan testified to congressional banking committees that economic growth would likely exceed 4% in the coming year. Investors then quickly reasoned that rates weren't going to zero. The result was a 150 basis point climb in the yield on the 10-year Treasury, to 4.6%, in just a matter of weeks.

In response to this unfortunate experience, monetary policymakers have tried to take steps in order to keep the financial markets appraised of its intentions. The Fed has taken dramatic steps to improve the delivery of its message, with monetary policymakers frequently referring to terms such as "accommodative" and "considerable period" in a variety of speeches these past few months. In addition, the minutes of the October monetary policy meeting were released in early December, and the message from those notes stated that it could take until 2005 before all the slack in industrial capacity and the labor markets was properly absorbed. This helped drive rates lower, and stock prices higher, in the last few weeks of the year.

Stock investors were not the only beneficiaries of 2003, however. Despite the whirlwind tour last July, investors in the 10-year Treasury managed to eke out a positive return for the fourth consecutive year. The big winner in the fixed income markets, though, was the high yield sector, which saw total returns soar

2

LETTER TO SHAREHOLDERS continued

as the powerful combination of price appreciation and attractive yields rewarded risk-appropriate investors. The investment grade corporate bond market also generated solid returns for diversified portfolios, as investors increased their confidence in the balance sheets of corporate America.

The strength in domestic markets spread to international stock markets as well. Improving economies in Europe and an emerging recovery in Japan encouraged investment in these regions, as the strength in China's output generated profits for many companies throughout Asia. South American markets also performed very well, rising from a very difficult period for many of those economies. The weaker U.S. dollar and low interest rates enabled investors in international bonds to benefit from a combination of higher rates and currency translation.

We believe the environment remains favorable for investors with diversified portfolios. The U.S. economic recovery has continued to gather momentum, as business investment has picked up and consumers maintained spending at reasonable levels. We expect monetary policymakers to remain on the sidelines through the first half of the year, as inflation remains low and employment growth accelerates. We also believe corporate profit growth looks solid through the next twelve months as domestic and international demand improves. In our opinion, the bond market may likely be led by the investment grade corporate sector, as investors pursue companies with strong balance sheets and solid growth prospects. International markets may also respond favorably to the combination of attractive valuations and the improvement in global demand. As always, we recommend that investors attempt to participate in the financial markets from a fully diversified, long-term emphasis in their investment portfolios.

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of December 31, 2003

MANAGEMENT TEAM

Prescott B. Crocker, CFA
High Yield Bond Team
Lead Manager

PERFORMANCE AND RETURNS1

Portfolio inception date: 3/6/1997

	Class 1	Class 2
Class inception date	3/6/1997	7/31/2002

Average annual return

1 year	16.75%	16.50%

5 year	7.65%	7.60%

Since portfolio inception	7.25%	7.21%

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Strategic Income Fund Class 1 shares,1 versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class 1 shares returned 16.75% for the twelve-month period ended December 31, 2003. During the same period, the fund's benchmark Lehman Brothers Aggregate Bond Index (LBABI) returned 4.10%.

During the year, the Dollar Index, an index that tracks the performance of the US dollar relative to fifteen major currencies, declined and drove higher returns, in dollar terms, for foreign currency denominated fixed income investments. The fund's high concentration of foreign currency holdings, relative to the LBABI, and active duration management of the fund's holdings supported performance throughout the year. Meanwhile U.S. Treasury and other investment grade bond returns were held back by inflationary fears underlying improving domestic economic growth expectations. The fund was substantially under-weighted in the investment grade sector throughout the year. Meanwhile, high yield returns carried the day (and the year).

Detracting from the fund's performance was the team's penchant for credit quality within the high yield sector, which substantially underperformed. This sector has been driven by a combination of short covering and high correlation with technology stock returns. In addition, the fund carries a minimum representation in any one single sector, and its corresponding weighting in the U.S. Treasury sector tended to suppress its overall total investment return.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class' 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

U.S. government guarantees apply only to the underlying securities of the fund's portfolio and not to the fund's shares.

All data is as of December 31, 2003, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 1[1]	2003[2]	2002[2]	2001[2]	2000	1999[2]
Net asset value, beginning of period	$9.88	$9.03	$9.01	$10.56	$10.39
Income from investment operations
Net investment income	0.63	0.59	0.62	0.85	0.73
Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.02	0.81	-0.06	-0.93	-0.56
Total from investment operations	1.65	1.40	0.56	-0.08	0.17
Distributions to shareholders from
Net investment income	-1.03	-0.55	-0.54	-1.29	0
Tax return of capital	0	0	0	-0.18	0
Total distributions to shareholders	-1.03	-0.55	-0.54	-1.47	0
Net asset value, end of period	$10.50	$9.88	$9.03	$9.01	$10.56
Total return[3]	16.75%	15.52%	6.21%	-0.69%	1.64%
Ratios and supplemental data
Net assets, end of period (thousands)	$50,637	$37,693	$23,486	$17,950	$18,076
Ratios to average net assets
Expenses[4]	0.78%	0.79%	0.81%	0.84%	0.84%
Net investment income	5.87%	6.12%	6.65%	8.69%	7.02%
Portfolio turnover rate	114%	189%	287%	302%	205%

[1]   Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

[2]   Net investment income per share is based on average shares outstanding during the period.

[3]   Total return does not reflect charges attributable to your insurance company's separate account.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
CLASS 2	2003[1]	2002[1,2]
Net asset value, beginning of period	$9.88	$9.57
Income from investment operations
Net investment income	0.57	0.26
Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.05	0.59
Total from investment operations	1.62	0.85
Distributions to shareholders from
Net investment income	-1.01	-0.54
Net asset value, end of period	$10.49	$9.88
Total return[3]	16.50%	8.88%
Ratios and supplemental data
Net assets, end of period (thousands)	$7,493	$339
Ratios to average net assets
Expenses[4]	1.04%	1.05%[5]
Net investment income	5.33%	6.12%[5]
Portfolio turnover rate	114%	189%

[1]   Net investment income per share is based on average shares outstanding during the period.

[2]   For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

[3]   Total return does not reflect charges attributable to your insurance company's separate account.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[5]   Annualized

See Notes to Financial Statements

7

SCHEDULE OF INVESTMENTS

December 31, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS 29.1%
CONSUMER DISCRETIONARY 10.8%
Auto Components 1.6%
Dana Corp., 9.00%, 08/15/2011	BB	$ 170,000	$ 205,700
HLI Operating, Inc., 10.50%, 06/15/2010	B+	500,000	578,125
RJ Tower Corp., 12.00%, 06/01/2013	B	145,000	143,550
927,375
Hotels, Restaurants & Leisure 2.3%
Ameristar Casinos, Inc., 10.75%, 02/15/2009	B	115,000	132,825
AMF Bowling Worldwide, Inc., 13.00%, 09/01/2008	B3	170,000	191,462
Chumash Casino & Resort Enterprise, 9.00%, 07/15/2010 144A	BB-	30,000	33,300
Coast Hotels & Casinos, Inc., 9.50%, 04/01/2009	B	100,000	106,250
John Q Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012	B	75,000	83,063
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007	BB-	100,000	116,000
MTR Gaming Group, Inc., 9.75%, 04/01/2010	B+	170,000	182,750
Station Casinos, Inc., 9.875%, 07/01/2010	B+	100,000	110,500
Vail Resorts, Inc., 8.75%, 05/15/2009	B	100,000	106,000
Venetian Casino Resort LLC, 11.00%, 06/15/2010	B-	250,000	291,250
1,353,400
Household Durables 1.3%
KB Home, 8.625%, 12/15/2008	BB-	30,000	33,750
Meritage Corp., 9.75%, 06/01/2011	B+	90,000	101,025
Sealy Mattress Co., Ser. B, 9.875%, 12/15/2007 (r)	B-	170,000	176,800
Standard Pacific Corp., 7.75%, 03/15/2013	BB	100,000	106,500
Technical Olympic USA, Inc., 9.00%, 07/01/2010	B+	115,000	124,200
WCI Communities, Inc., 9.125%, 05/01/2012	B	170,000	187,850
730,125
Leisure Equipment & Products 0.2%
ICON Health & Fitness, Inc., 11.25%, 04/01/2012	B-	100,000	109,500
Media 3.3%
AMC Entertainment, Inc., 9.875%, 02/01/2012	CCC+	100,000	111,750
CBD Media LLC/CBD Finance, Inc., 8.625%, 06/01/2011 144A	B-	200,000	221,000
CCO Holdings LLC, 8.75%, 11/15/2013 144A	CCC-	250,000	255,625
CSC Holdings, Inc., 7.625%, 04/01/2011	BB-	110,000	116,325
Dex Media West LLC, 9.875%, 08/15/2013 144A	B	70,000	81,725
Dex Media, Inc.:
8.00%, 11/15/2013 144A	B	200,000	211,000
9.00%, 11/15/2013 144A(g)	B	400,000	284,000
EchoStar DBS Corp., 9.375%, 02/01/2009	BB-	285,000	299,606
Emmis Communications Corp.:
Ser. B, 8.125%, 03/15/2009	B-	30,000	31,613
Sr. Disc. Note, Step Bond, 12.50%, 03/15/2011 †(p)	B-	320,000	298,000
1,910,644
Multi-line Retail 0.0%
Saks, Inc., 9.875%, 10/01/2011	BB	20,000	23,900
See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Specialty Retail 2.1%
CSK Auto, Inc., 12.00%, 06/15/2006	B	$ 170,000	$ 195,925
Group 1 Automotive, Inc., 8.25%, 08/15/2013	B+	200,000	215,000
Hollywood Entertainment Corp., 9.625%, 03/15/2011	B-	170,000	183,600
Mothers Work, Inc., 11.25%, 08/01/2010	B+	170,000	189,762
Office Depot, Inc., 10.00%, 07/15/2008	BB+	100,000	119,500
Petco Animal Supplies, Inc., 10.75%, 11/01/2011	B	100,000	117,500
United Auto Group, Inc., 9.625%, 03/15/2012	B	170,000	191,250
1,212,537
CONSUMER STAPLES 1.2%
Food & Staples Retailing 0.6%
Michael Foods, Inc., 8.00%, 11/15/2013 144A	B-	90,000	94,275
Rite Aid Corp.:
9.50%, 02/15/2011	B+	50,000	56,625
12.50%, 09/15/2006	B+	170,000	198,050
348,950
Food Products 0.6%
Chiquita Brands International, Inc., 10.56%, 03/15/2009	B-	140,000	155,750
Dole Food Co., Inc., 7.25%, 06/15/2010	BB-	170,000	175,950
331,700
ENERGY 2.4%
Energy Equipment & Services 1.0%
General Maritime Corp., 10.00%, 03/15/2013	B+	145,000	164,394
Gulfterra Energy Partners LP, Ser. B, 6.25%, 06/01/2010	BB	130,000	135,850
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009	B+	300,000	319,500
619,744
Oil & Gas 1.4%
Chesapeake Energy Corp., 8.125%, 04/01/2011	BB-	100,000	111,500
El Paso Energy Partners LP, 8.50%, 06/01/2011	BB-	87,000	98,310
El Paso Production Holding Co., 7.75%, 06/01/2013 144A	B	170,000	168,300
Overseas Shipholding Group, Inc., 8.25%, 03/15/2013	BB+	100,000	107,625
Plains Exploration & Production Co., 8.75%, 07/01/2012	B	170,000	187,637
Stone Energy Corp., 8.25%, 12/15/2011	B+	90,000	98,550
Tri-Union Development Corp., 12.50%, 06/01/2006 +(g)	D	40,812	30,609
802,531
FINANCIALS 2.3%
Diversified Financial Services 0.2%
Ship Finance International, Ltd., 8.50%, 12/15/2013 144A	B	115,000	114,425
Insurance 0.4%
Crum & Forster Holdings Corp., 10.375%, 06/15/2013 144A	BB	200,000	223,250
See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Real Estate 1.7%
Host Marriott Corp., 7.125%, 11/01/2013 REIT 144A	B+	$ 500,000	$ 512,500
La Quinta Properties, Inc., 8.875%, 03/15/2011 REIT	BB-	70,000	77,788
LNR Property Corp., 7.625%, 07/15/2013	B+	120,000	126,900
MeriStar Hospitality Corp., 9.125%, 01/15/2011 REIT	CCC+	130,000	138,450
Universal City Development Partners, 11.75%, 04/01/2010 144A	B-	130,000	152,750
1,008,388
HEALTH CARE 1.1%
Health Care Equipment & Supplies 0.7%
Kinetic Concepts, Inc., 7.375%, 05/15/2013 144A	B	200,000	207,000
Universal Hospital Services, Inc., 10.125%, 11/01/2011 144A	B-	200,000	211,000
418,000
Health Care Providers & Services 0.4%
Pacificare Health Systems, Inc., 10.75%, 06/01/2009	BB+	110,000	130,350
Vicar Operating, Inc., 9.875%, 12/01/2009	B-	100,000	111,500
241,850
INDUSTRIALS 2.3%
Commercial Services & Supplies 1.6%
Allied Waste, Inc., 10.00%, 08/01/2009 (r)	B+	465,000	504,525
Coinmach Corp., 9.00%, 02/01/2010	B	70,000	76,300
Norcross Safety Products LLC, 9.875%, 08/15/2011 144A	B-	100,000	110,250
United Rentals North America, Inc., 10.75%, 04/15/2008 (r)	BB-	175,000	197,750
Wackenhut Corrections Corp., 8.25%, 07/15/2013	B	55,000	58,575
947,400
Machinery 0.7%
AGCO Corp., 8.50%, 03/15/2006	BB-	100,000	100,500
CNH Global N.V., 9.25%, 08/01/2011 144A	BB-	200,000	225,000
SPX Corp., 7.50%, 01/01/2013	BB+	85,000	92,863
418,363
INFORMATION TECHNOLOGY 0.4%
Communications Equipment 0.4%
Telex Communications, Inc., 11.50%, 10/15/2008 144A	B	200,000	213,500
MATERIALS 4.4%
Chemicals 2.1%
Acetex Corp., 10.875%, 08/01/2009	B+	100,000	111,500
Allied Waste North America, Inc., 6.50%, 11/15/2010 144A	BB-	60,000	61,800
Equistar Chemicals LP, 10.625%, 05/01/2011	BB-	65,000	72,150
Ethyl Corp., 8.875%, 05/01/2010	B	35,000	37,625
FMC Corp., 10.25%, 11/01/2009	BB+	100,000	117,500
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Chemicals continued
Huntsman International LLC:
9.875%, 03/01/2009 144A	B-	$ 170,000	$ 187,000
11.625%, 10/15/2010 144A	B	145,000	148,625
IMC Global, Inc., 10.875%, 08/01/2013 144A	B+	170,000	187,000
Lyondell Chemical Co.:
9.50%, 12/15/2008	BB-	45,000	47,250
Ser. A, 9.625%, 05/01/2007	BB-	75,000	79,875
Noveon, Inc., Ser. B, 11.00%, 02/28/2011	B	125,000	145,625
1,195,950
Containers & Packaging 0.9%
Jarden Corp., 9.75%, 05/01/2012	B-	130,000	143,650
Jefferson Smurfit Group, 7.50%, 06/01/2013	B	170,000	178,500
Owens-Brockway Glass Container, Inc., 8.75%, 11/15/2012	BB	170,000	190,187
512,337
Metals & Mining 0.9%
Freeport-McMoRan Copper & Gold, Inc.:
7.50%, 11/15/2006	B-	130,000	134,550
10.125%, 02/01/2010	B-	220,000	254,650
Massey Energy Co., 6.625%, 11/15/2010 144A	BB	95,000	97,850
Peabody Energy Corp., 6.875%, 03/15/2013	BB-	60,000	63,600
550,650
Paper & Forest Products 0.5%
Georgia Pacific Corp.:
8.00%, 01/15/2024 144A	BB+	55,000	56,375
8.125%, 05/15/2011 (r)	BB+	175,000	193,375
Millar Western Forest Products, 7.75%, 11/15/2013 144A	B+	20,000	20,850
270,600
TELECOMMUNICATION SERVICES 3.5%
Diversified Telecommunication Services 1.3%
Cincinnati Bell, Inc., 8.375%, 01/15/2014 144A	B-	200,000	216,000
FairPoint Communications, Inc., 12.50%, 05/01/2010	B-	135,000	147,825
Paxson Communications Corp.:
10.75%, 07/15/2008	CCC+	175,000	191,844
Sr. Disc. Note, Step Bond, 12.25%, 01/15/2009 †	CCC+	65,000	57,362
RCN Corp., 12.50%, 06/30/2008 (h)	NR	134,004	137,354
750,385
Wireless Telecommunications Services 2.2%
American Towers, Inc., 7.25%, 12/01/2011 144A	CCC	150,000	153,375
AT&T Wireless Services, Inc., 7.875%, 03/01/2011	BBB	280,000	324,545
Dobson Communications Corp., 10.875%, 07/01/2010	CCC+	170,000	186,150
See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunications Services continued
Nextel Communications, Inc., 6.875%, 10/31/2013	B+	$ 100,000	$ 106,250
Nextel Partners, Inc., 11.00%, 03/15/2010	CCC+	200,000	222,000
Rural Cellular Corp., 9.75%, 01/15/2010	CCC	200,000	196,500
Western Wireless Corp., 9.25%, 07/15/2013	CCC	85,000	90,100
1,278,920
UTILITIES 0.7%
Multi-Utilities & Unregulated Power 0.7%
Reliant Resources, Inc.:
9.25%, 07/15/2010 144A	B	200,000	213,000
9.50%, 07/15/2013 144A	B	200,000	215,000
428,000
Total Corporate Bonds			16,942,424
FOREIGN BONDS-CORPORATE (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) 3.5%
FINANCIALS 3.1%
Commercial Banks 3.1%
Realkredit Danmark, 5.00%, 10/01/2035, DKK	AAA	10,960,289	1,785,855
MATERIALS 0.4%
Containers & Packaging 0.4%
Crown European Holdings SA, 10.25%, 03/01/2011, EUR	B+	170,000	242,036
Total Foreign Bonds-Corporate			2,027,891
FOREIGN BONDS-GOVERNMENT (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) 25.8%
Australia, 6.75%, 11/15/2006, AUD	AAA	3,155,000	2,461,601
Canada:
4.40%, 03/15/2008, CAD	AAA	600,000	473,078
5.75%, 09/01/2006, CAD	AAA	480,000	394,660
6.00%, 06/01/2008, CAD	AAA	940,000	789,793
Hungary:
7.75%, 04/12/2005, HUF	NA	80,000,000	368,886
8.50%, 10/12/2005, HUF	A1	278,500,000	1,289,945
New Zealand:
6.50%, 04/15/2013, NZD	AAA	1,600,000	1,089,273
8.00%, 11/15/2006, NZD	AAA	1,500,000	1,041,440
Poland, 5.00%, 10/24/2013, PLN	A-	3,250,000	782,246
Sweden:
3.50%, 04/20/2006, SEK	AAA	9,500,000	1,323,803
8.00%, 08/15/2007, SEK	AAA	12,200,000	1,932,583
United Kingdom, 7.25%, 12/07/2007, GBP	AAA	1,550,000	3,029,678
Total Foreign Bonds-Government			14,976,986
See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Credit Rating (v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES 0.0%
GNMA, 8.00%, 01/15/2030	AAA	$ 8,533	$ 9,285
U.S. GOVERNMENT & AGENCY OBLIGATIONS 0.8%
FHLMC:
5.125%, 10/15/2008	AAA	125,000	134,188
6.625%, 09/15/2009	AAA	170,000	194,641
FNMA, 6.375%, 06/15/2009	AAA	95,000	107,552
Total U.S. Government & Agency Obligations			436,381
U.S. TREASURY OBLIGATIONS 16.2%
U.S. Treasury Notes:
1.625%, 09/30/2005	AAA	3,200,000	3,199,750
2.625%, 05/15/2008	AAA	900,000	886,747
3.00%, 02/29/2004	AAA	110,000	110,387
3.25%, 08/15/2007	AAA	2,805,000	2,862,087
3.50%, 11/15/2006	AAA	1,558,000	1,610,888
4.375%, 05/15/2007	AAA	435,000	460,777
5.75%, 11/15/2005	AAA	210,000	225,537
6.875%, 05/15/2006	AAA	75,000	83,399
Total U.S. Treasury Obligations			9,439,572
YANKEE OBLIGATIONS-CORPORATE 2.2%
CONSUMER DISCRETIONARY 0.7%
Media 0.7%
IMAX Corp., 9.625%, 12/01/2010 144A	B-	200,000	211,250
Vivendi Universal SA, 6.25%, 07/15/2008 144A	BB	200,000	212,750
424,000
INDUSTRIALS 0.1%
Marine 0.1%
CP Ships, Ltd., 10.375%, 07/15/2012	BB+	75,000	87,375
MATERIALS 0.8%
Chemicals 0.5%
Nalco Co., 9.00%, 11/15/2013	B	250,000	326,800
Paper & Forest Products 0.3%
Ainsworth Lumber, Ltd., 12.50%, 07/15/2007	B-	130,000	153,400
TELECOMMUNICATION SERVICES 0.2%
Wireless Telecommunications Services 0.2%
Rogers Wireless, Inc., 9.625%, 05/01/2011	BB+	85,000	102,000
UTILITIES 0.4%
Electric Utilities 0.4%
Enersis SA, 7.375%, 01/15/2014 144A	BB+	200,000	206,349
Total Yankee Obligations-Corporate			1,299,924
See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Credit Rating (v)	Principal Amount	Value

YANKEE OBLIGATIONS-GOVERNMENT 8.4%
Brazil:
9.25%, 10/22/2010	B+	$ 400,000	$ 432,000
10.00%, 01/16/2007	B+	900,000	1,012,500
Ser. L, 8.00%, 04/15/2014	B+	307,853	302,865
Mexico, 8.375%, 01/14/2011	BBB-	550,000	654,500
New Zealand, 6.50%, 02/15/2005	AAA	700,000	463,640
Peru, 9.125%, 01/15/2008	BB-	275,000	324,500
Philippines:
9.00%, 02/15/2013	BB	110,000	116,325
9.375%, 01/18/2017	BB	780,000	844,350
Russia, Sr. Disc. Note, Step Bond, 5.00%, 03/31/2007 †	BB	300,000	288,225
Venezuela, 10.75%, 09/19/2013 144A (r)	B-	400,000	429,000
Total Yankee Obligations-Government			4,867,905

		Shares	Value

COMMON STOCKS 0.1%
CONSUMER DISCRETIONARY 0.1%
Media 0.1%
IMAX Corp. *(r)		4,235	33,499
ENERGY 0.0%
Oil & Gas 0.0%
Tri-Union Development Corp. *+(h)		26	0
Tribo Petroleum Corp., Class A * +(h)		45	0
0
FINANCIALS 0.0%
Diversified Financial Services 0.0%
Ono Finance plc 144A * +		500	5
Total Common Stocks			33,504
WARRANTS 0.0%
FINANCIALS 0.0%
Diversified Financial Services 0.0%
Ono Finance plc, Expiring 3/16/2011 144A * +		100	1
TELECOMMUNICATION SERVICES 0.0%
Diversified Telecommunication Services 0.0%
RCN Corp. *+(h)		20,000	0
Total Warrants			1
See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

December 31, 2003

	Shares	Value

SHORT-TERM INVESTMENTS 15.7%
MUTUAL FUND SHARES 15.7%
Evergreen Institutional Money Market Fund (o)	7,453,160	$ 7,453,160
Navigator Prime Portfolio (rr)	1,673,647	1,673,647
Total Short-Term Investments		9,126,807
Total Investments (cost $55,209,105) 101.8%		59,160,680
Other Assets and Liabilities (1.8%)		(1,030,840)
Net Assets 100.0%		$ 58,129,840

(v)	Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
*	Non-income producing security
144A	Security that may be sold to qualified institutional buyers under rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
+	Security is deemed illiquid and is valued using market quotations when readily available. In the absence of market quotations, the security is valued based upon the fair value determined under procedures approved by the Board of Trustees.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(g)	Security which has defaulted on payment of interest and/or principal.
(r)	All or a portion of this security is on loan.
(rr)	Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations
AUD	Austrailian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	United Kingdom Pound Sterling
GNMA	Government National Mortgage Association
HUF	Hungarian Forint
NZD	New Zealand Dollar
PLN	Polish Zloty
REIT	Real Estate Investment Trust
SEK	Swedish Krone
See Notes to Financial Statements

15

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets
Identified cost of securities	$ 55,209,105
Net unrealized gains on securities	3,951,575

Market value of securities	59,160,680
Foreign currency, at value (cost $74,009)	72,719
Interest receivable	857,569
Receivable for closed forward foreign currency exchange contracts	130,280
Receivable for securities lending income	213
Prepaid expenses and other assets	690

Total assets	60,222,151

Liabilities
Payable for closed forward foreign currency exchange contracts	186,804
Unrealized losses on forward foreign currency exchange contracts	201,473
Payable for securities on loan	1,673,647
Advisory fee payable	1,739
Distribution Plan expenses payable	100
Due to other related parties	317
Accrued expenses and other liabilities	28,231

Total liabilities	2,092,311

Net assets	$ 58,129,840

Net assets represented by
Paid-in capital	$ 55,592,562
Overdistributed net investment income	(601,695)
Accumulated net realized losses on securities and foreign currency related transactions	(622,010)
Net unrealized gains on securities and foreign currency related transactions	3,760,983

Total net assets	$ 58,129,840

Net assets consists of
Class 1	$ 50,637,188
Class 2	7,492,652

Total net assets	$ 58,129,840

Shares outstanding
Class 1	4,822,493
Class 2	714,579

Net asset value per share
Class 1	$ 10.50
Class 2	$ 10.49

See Notes to Financial Statements

16

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment income
Interest (net of foreign withholding taxes of $5,939)	$ 3,207,384

Expenses
Advisory fee	238,579
Distribution Plan expenses	6,851
Administrative services fee	48,366
Transfer agent fees	718
Trustees' fees and expenses	726
Printing and postage expenses	24,881
Custodian fees	41,763
Professional fees	15,549
Other	7,059

Total expenses	384,492
Less: Expense reductions	(389)

Net expenses	384,103

Net investment income	2,823,281

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
Securities	3,709,926
Foreign currency related transactions	(548,911)

Net realized gains on securities and foreign currency related transactions	3,161,015
Net change in unrealized gains or losses on securities and foreign currency related transactions	1,313,563

Net realized and unrealized gains or losses on securities and foreign currency related transactions	4,474,578

Net increase in net assets resulting from operations	$ 7,297,859

See Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003		2002(a)(b)

Operations
Net investment income		$ 2,823,281		$ 1,824,561
Net realized gains on securities and foreign currency related transactions		3,161,015		549,945
Net change in unrealized gains or losses on securities and foreign currency related transactions		1,313,563		2,089,181

Net increase in net assets resulting from operations		7,297,859		4,463,687

Distributions to shareholders from
Net investment income
Class 1		(4,485,565)		(1,963,659)
Class 2		(579,971)		(14,139)

Total distributions to shareholders		(5,065,536)		(1,977,798)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	1,206,603	12,794,555	1,280,850	12,284,503
Class 2	687,440	7,397,101	66,616	660,333

		20,191,656		12,944,836

Net asset value of shares issued in reinvestment of distributions
Class 1	429,271	4,485,565	200,275	1,963,659
Class 2	55,564	579,971	1,441	14,139

		5,065,536		1,977,798

Payment for shares redeemed
Class 1	(627,359)	(6,724,633)	(457,936)	(4,448,735)
Class 2	(62,721)	(666,612)	(33,761)	(332,989)

		(7,391,245)		(4,781,724)

Net asset value of shares issued in acquisition
Class 1	0	0	189,952	1,918,446

Net increase in net assets resulting from capital share transactions		17,865,947		12,059,356

Total increase in net assets		20,098,270		14,545,245
Net assets
Beginning of period		38,031,570		23,486,325

End of period		$ 58,129,840		$ 38,031,570

Undistributed (overdistributed) net investment income		$ (601,695)		$ 168,848

(a) Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.
(b) For Class 2 shares, for the period from July 31, 2002 (commencement of class operations), to December 31, 2002.
See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Strategic Income Fund (the "Fund") is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such trans-

19

NOTES TO FINANCIAL STATEMENTS continued

actions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

20

NOTES TO FINANCIAL STATEMENTS continued

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses.

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund's gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, starting at 0.36% and declining to 0.11% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2003, the Fund paid brokerage commissions of $19 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

21

NOTES TO FINANCIAL STATEMENTS continued

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended December 31, 2003:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$ 10,640,177	$ 51,494,346	$ 6,595,896	$ 43,915,476

At December 31, 2003, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Sell:

Exchange	Contracts to		U.S. Value at	In Exchange	Unrealized
Date	Deliver		December 31, 2003	for U.S. $	Loss

3/16/2004	1,900,000	CAD	$ 1,465,335	$ 1,443,166	$ (22,169)
3/18/2004	3,000,000	NZD	1,947,978	1,934,520	(13,458)
3/18/2004	2,900,000	AUD	2,163,413	2,141,033	(22,380)
3/19/2004	5,500,000	EUR	6,914,811	6,813,840	(100,971)
3/19/2004	1,400,000	GBP	2,483,745	2,441,250	(42,495)

During the year ended December 31 2003, the Fund loaned securities to certain brokers. At December 31, 2003, the value of securities on loan and the value of collateral (including accrued interest) amounted to $1,640,236 and $1,673,647, respectively. During the year ended December 31, 2003, the Fund earned $4,186 in income from securities lending which is included in interest income on the Statement of Operations.

On December 31, 2003, the aggregate cost of securities for federal income tax purposes was $55,198,224. The gross unrealized appreciation and depreciation on securities based on tax cost was $4,027,200 and $64,744, respectively, with a net unrealized appreciation of $3,962,456.

As of December 31, 2003, the Fund had $622,010 in capital loss carryovers for federal income tax purposes expiring in 2009.

For income tax purposes, currency losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2003, the Fund incurred and will elect to defer post-October currency losses of $802,184.

22

NOTES TO FINANCIAL STATEMENTS continued

6. ACQUISITION

As of the close of business on November 8, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of OFFIT VIF Total Return Fund in a tax-free exchange for Class 1 shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $93,253. The aggregate net assets of the Fund and OFFIT VIF Total Return Fund immediately prior to the acquisition were $35,059,223 and $1,918,446, respectively. The aggregate net assets of the Fund immediately after the acquisition were $36,977,669.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2003, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Overdistributed	Unrealized	Capital Loss
Ordinary Income	Appreciation	Carryover

$ 803,168	$ 3,962,456	$ 622,010

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to unrealized currency losses.

The tax character of distributions paid for the years ended December 31, 2003 and December 31, 2002 were $5,065,536 and $1,977,798, respectively, of ordinary income.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

23

NOTES TO FINANCIAL STATEMENTS continued

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended December 31, 2003, the Fund had no borrowings under this agreement.

24

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Strategic Income Fund, a series of Evergreen Variable Annuity Trust, as of December 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Strategic Income Fund as of December 31, 2003, and the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 6, 2004

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27

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (recruitment business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

28

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director, Middlesex Mutual Assurance Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc.; President and Chief Investment Officer, Evergreen Investment Management Company, LLC and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; Former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; Former Vice President and Counsel, Colonial Management Associates, Inc.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 93 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $248.2 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. For more complete information on the fund(s), including investment objective, risks, charges and expenses, please contact your financial advisor or call 800 . 343 . 2898, or visit Evergreeninvestments.com for a free prospectus. Read it carefully before you invest or send money.

*As of December 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003, Evergreen Investments was ranked third overall.

560866 rv1   1/2004

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Item 2 - Code of Ethics
(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert
Charles A. Austin III and K. Dun Gifford have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 - Principal Accountant Fees and Services
The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the 11 series of the Registrant's annual financial statements for the fiscal years ended December 31, 2002 and December 31, 2003, and fees billed for other services rendered by KPMG LLP.

	2002	2003
Audit fees	$ 126,188.00	$ 143,018.00

Audit-related fees (1)	$ 13,500.00	$ 6,248.63
Audit and audit-related fees	$ 139,688.00	$ 149,266.63

Tax fees (2)	$ 50,450.00	$ 25,050.00

All other fees	$ 0.00	$ 0.00

Total fees	$ 190,138.00	$ 174,316.63

(1) Audit-related fees consists principally of fees for agreed-upon procedures related to fund mergers.
(2) Tax fees consists of fees for tax consultation, tax compliance and tax review for fund mergers.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Managed Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor's independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the "SEC") has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specified pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor's independence.

II. Delegation

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor's report on management's report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit -related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds' financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC's rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in appendix D. Permissible All Other services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC's prohibited non-audit services is attached to this policy as Exhibit 1. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor's annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor's services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds' investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 - Audit Committee of Listed Registrants
If applicable, not applicable at this time. Applicable for annual reports covering periods ending on or after the compliance date for the listing standards applicable to the particular issuer. Listed issuers must be in compliance with the new listing rules by the earlier of the registrant's first annual shareholders meeting after January 15, 2004 or October 31, 2004.

Item 6 - [Reserved]

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
If applicable, not applicable at this time. Applicable for annual reports filed on or after July 1, 2003.

Item 8 - [Reserved]

Item 9 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There were no significant changes in the Registrant's internal controls or other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Variable Annuity Trust

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: February 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: February 28, 2004

By: ________________________
Carol A. Kosel
Principal Financial Officer

Date: February 28, 2004